    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 30, 1998

                                          REGISTRATION NOS. 33-6790 AND 811-4719
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           PRE-EFFECTIVE AMENDMENT NO.


                         POST-EFFECTIVE AMENDMENT NO. 20


                                     AND/OR
                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940


                                AMENDMENT NO. 20

                        (CHECK APPROPRIATE BOX OR BOXES)

                              --------------------

                           THE GABELLI WESTWOOD FUNDS
                          (FORMERLY THE WESTWOOD FUNDS)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              ONE CORPORATE CENTER
                               RYE, NEW YORK 10580

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 921-5100

                                 BRUCE N. ALPERT

                             GABELLI ADVISERS, INC.

                              ONE CORPORATE CENTER
                               RYE, NEW YORK 10580

                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:
                            MICHAEL R. ROSELLA, ESQ.
                                BATTLE FOWLER LLP
                               75 EAST 55TH STREET
                            NEW YORK, NEW YORK 10022
                              --------------------

     It is proposed that this filing will be effective (check appropriate box)

         [   ]     immediately upon filing pursuant to paragraph (b) of Rule 485


         [ X ]     on December 21, 1998 pursuant to paragraph (b) of Rule 485


         [   ]     60 days after filing pursuant to paragraph (a) of Rule 485

         [   ]     on (date) pursuant to paragraph (a) (1)

         [   ]     75 days after filing pursuant to paragraph (a)(2)

         [   ]     on (date) pursuant to paragraph (a) (2) of Rule 485.

                              CROSS-REFERENCE SHEET
                           (AS REQUIRED BY RULE 495(A)
                        UNDER THE SECURITIES ACT OF 1933)


NIA
ITEM NO                                                                 LOCATION
-------                                                                 --------

PART A                                                             PROSPECTUS CAPTION

Item 1.            Cover Page                                      Cover Page

Item 2.            Synopsis                                        Fee Table

Item 3.            Condensed Financial Information                 Condensed Financial Information

Item 4.            General Description of Registrant               Cover Page; Description of the Funds and Risk
                                                                   Considerations; General Information

Item 5.            Management of the Fund                          Management of the Funds

Item 5(a)          Management's Discussion of Performance          Not Applicable

Item 6.            Capital Stock and Other Securities              Cover Page; How to Buy Fund Shares; Dividends,
                                                                   Distributions and Taxes; General Information

Item 7.            Purchase of Securities Being Offered            How to Buy Fund Shares

Item 8.            Redemption or Repurchase                        How to Redeem Fund Shares

Item 9.            Legal Proceedings                               Not Applicable

PART B                                                             STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.           Cover Page                                      Cover Page

Item 11.           Table of Contents                               Table of Contents

Item 12.           General Information and History                 General Information and History

Item 13.           Investment Objectives and Policies              Investment Objectives and Management Policies;
                                                                   Appendix

Item 14.           Management of the Fund                          Management of the Fund

Item 15.           Control Persons and Principal Holders of        Management of the Fund
                   Securities

Item 16.           Investment Advisory and Other Services          Investment Advisory and Other Services

Item 17.           Brokerage Allocation                            Portfolio Transactions

Item 18.           Capital Stock and Other Securities              Information About the Funds

Item 19.           Purchase, Redemption and Pricing of             Purchase of Fund Shares; Redemption of Fund
                   Securities Being Offered                        Shares; Shareholder Services; Determination of
                                                                   Net Asset Value

Item 20.           Tax Status and Taxes                            Dividends, Distributions and Taxes

Item 21.           Underwriters                                    Investment Advisory and Other Services --
                                                                   Distribution of Fund Shares

Item 22.           Calculation of Performance Data                 Performance Information

Item 23.           Financial Statements                            Financial Statements

                           THE GABELLI WESTWOOD FUNDS
================================================================================
                              One Corporate Center
                            Rye, New York 10580-1434
                    Telephone: 1-800-GABELLI (1-800-422-3554)
                         http://www/gabelli.com/westwood


RETAIL CLASS PROSPECTUS -- DECEMBER 21, 1998

         The Gabelli Westwood Funds (the "Trust") is an open-end, diversified, management investment company, known as a mutual fund. This prospectus contains information about the following six separate investment portfolios (collectively, the "Funds"):

         GABELLI WESTWOOD EQUITY FUND (the "Equity Fund") seeks as its primary goal to provide investors with capital appreciation; income is a secondary, but nonetheless an important goal.

         GABELLI WESTWOOD BALANCED FUND (the "Balanced Fund") seeks to realize both capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

         GABELLI WESTWOOD SMALLCAP EQUITY FUND (the "SmallCap Fund") seeks to provide investors with long-term capital appreciation by investing primarily in smaller capitalization equity securities.

         GABELLI WESTWOOD MIGHTY MITES(SM) FUND (the "Mighty Mites Fund") seeks to provide investors with long-term capital appreciation by investing primarily in micro capitalization equity securities.

         GABELLI WESTWOOD REALTY FUND (the "Realty Fund") seeks to provide investors with long-term capital appreciation as well as current income through investments primarily in a portfolio of publicly traded securities of domestic issuers that are primarily engaged in or related to the real estate industry.

         GABELLI WESTWOOD INTERMEDIATE BOND FUND (the "Intermediate Bond Fund") seeks to maximize total return, while maintaining a level of current income consistent with the maintenance of principal and liquidity.

         The Funds offer two classes of shares, with the exception of the Realty Fund, Mighty Mites Fund and the SmallCap Fund that offer only Retail Class shares. This Prospectus provides information about "Retail Class" shares. Retail Class shares are offered exclusively to investors who have not purchased their shares through an entity that has signed a Dealer Agreement with Gabelli & Company, Inc. (the "Distributor") to offer Service Class Shares, with the exception of certain dealer-sold retirement plans and other special programs. Each Fund has a separate investment objective, as set forth below. The net asset value per share of each of these Funds will fluctuate and there is no assurance that any of these investment objectives will be achieved.

         The Statement of Additional Information ("Additional Statement"), dated December 21, 1998, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission (the "SEC") and is available for reference, along with other materials on the SEC Internet Web Site (http://www.sec.gov) and is incorporated herein by reference. For a free copy, write or call The Gabelli Westwood Funds at the address or telephone number shown above.

         Shares of the Funds are not deposits or obligations of any bank, and are not endorsed or guaranteed by any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Funds involves investment risks, including the possible loss of principal.


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         Gabelli Advisers, Inc. (formerly Teton Advisers LLC) (the "Adviser"), a Delaware corporation organized by Gabelli Funds, Inc. ("Gabelli") and Westwood Management Corporation ("Westwood"), is adviser to the Funds pursuant to an investment advisory agreement with the Trust (the "Investment Advisory Agreement"). The Adviser has entered into a sub-advisory agreement with Westwood and the Trust whereby Westwood (the "Sub-Adviser") serves as sub-adviser to the Funds (the "Sub-Advisory Agreement") with the exception of the Mighty Mites Fund for which the Adviser is responsible for the management of such Fund's portfolio. Prior to serving as Sub-Adviser, Westwood acted as adviser to the Equity, Balanced and Intermediate Bond Funds from their inception through October 6, 1994. The Adviser oversees the administration of each Fund's business and affairs and in this connection is responsible for maintaining certain of the Funds' books and records and providing other administrative services. (See "Management of the Funds"). On November 18, 1997, the Trustees approved the change in name to The Gabelli Westwood Funds.

                            FEE TABLE -- RETAIL CLASS



         Each Fund is authorized to issue two separate classes of shares. Service Class shares will be offered exclusively to investors who have purchased their shares through an entity that has signed a Dealer Agreement with the Distributor to offer such shares. Retail Class shares will be offered to all other investors, including certain retirement plans or other special programs offered through broker-dealers. Retail Class shares and Service Class shares are identical in all respects, except that Service Class shares bear a sales load and higher expenses incurred in the distribution and marketing of such shares ("12b-1 Fees"). Retail Class shares bear no sales load and lower 12b-1 Fees. The table below sets forth certain information regarding annual operating expenses incurred by the Retail Class for the fiscal year ended September 30, 1998.




                                             Equity        Balanced       SmallCap       Mighty           Realty       Intermediate
                                              Fund           Fund          Fund      Mites(SM) Fund        Fund         Bond Fund
                                              ----           ----          -----     ---------------       -----        ----------
Shareholder Transaction Expenses:
Maximum Sales Load Imposed on Purchases        None          None           None          None              None            None
Annual Fund Operating Expenses:
     Management Fees                          1.00%         0.75%          1.00%         0.00%**            1.00%           0.60%
     12b-1 Fees*                              0.25%         0.25%          0.25%         0.25%              0.25%           0.25%
     Other Expenses (After Expense
       Reimbursements)**                       .24%          .20%           .47%          .75%               .45%            .23%
Total Fund Operating Expenses (After
    Expense Reimbursements)**                 1.49%         1.20%          1.72%         1.00%              1.70%           1.08%


---------------


* Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers.

 ** The Adviser has agreed to voluntarily waive its investment advisory fees and reimburse the Funds (except the Equity Fund and the Balanced
         Fund) to the extent necessary to maintain the Total Fund Operating Expenses at the level set forth in the table above. Prior to any expense reimbursements, "Other Expenses" for the SmallCap, Intermediate Bond, Realty and Mighty Mites Funds would have been 0.86%, 1.23%, 2.70% and 3.25%, respectively and "Total Fund Operating Expenses" would have been 2.11%, 2.08%, 3.95% and 4.50%, respectively.




Example:

         An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:



                                   1 YEAR              3 YEARS             5 YEARS             10 YEARS
                                   ------              -------             -------             --------
Equity Fund                         $15                  $47                 $81                 $178
Balanced Fund                       $12                  $38                 $66                 $145
SmallCap Fund                       $17                  $54                 $93                 $203
Mighty Mites Fund                   $10                  $32                  -                    -
Realty Fund                         $17                  $54                 $92                 $201
Intermediate Bond Fund              $11                  $34                 $60                 $132




            The amounts listed in the example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. The expense ratios used above are after expense reimbursements and based on results of the fiscal year ended September 30. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. (See "Management of the Funds").

            Management's Discussion and Analysis of the Funds' performance during the fiscal year ended September 30, 1998 is included in the Funds' Annual Report to Shareholders dated September 30, 1998. The Funds' Annual Report to Shareholders may be obtained upon request and without charge by writing or calling the Fund at the address or telephone number listed on the Prospectus cover.

                              FINANCIAL HIGHLIGHTS


         The following information for each of the five most recent years or periods through September 30, 1998 has been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants, whose report on the Financial Statements appears in the Fund's Additional Statement dated December 21, 1998. The Additional Statement is available, without charge, upon request.

                          Selected data for a share of
             beneficial interest outstanding throughout each year:

                           EQUITY FUND -- RETAIL CLASS
                            YEAR ENDED SEPTEMBER 30,



                                  1998      1997       1996      1995      1994      1993      1992       1991      1990      1989
                                  ----      ----       ----      ----      ----      ----      ----       ----      ----      ----
OPERATING PERFORMANCE:
  Net Asset Value,               $9.57     $7.68      $6.59     $5.50     $9.91    $14.19    $14.23     $12.62    $15.11    $12.02
     Beginning of Period

  Net investment income           0.06      0.07       0.08      0.04      0.10      0.05      0.27       0.46      0.53      0.61
  Net realized and
     unrealized gain (loss)      (0.21)     2.72       1.59      1.31      0.64      2.12      0.34       1.92     (2.04)     2.89
     on investments
  Total from Investment          (0.15)     2.79       1.67      1.35      0.74      2.17      0.61       2.38     (1.51)     3.50
     Operations

DISTRIBUTIONS TO
     SHAREHOLDERS:               (0.06)    (0.07)     (0.06)    (0.06)    (0.07)    (0.55)    (0.51)     (0.61)    (0.56)    (0.41)
  Net investment income
  Net realized gain on           (0.37)    (0.83)     (0.52)    (0.20)    (5.08)    (5.90)    (0.14)     (0.16)    (0.42)    -----
     investments
  Total Distributions            (0.43)    (0.90)     (0.58)    (0.26)    (5.15)    (6.45)    (0.65)     (0.77)    (0.98)    (0.41)
  NET ASSET VALUE, END OF        $8.99     $9.57      $7.68     $6.59     $5.50     $9.91    $14.19     $14.23    $12.62    $15.11
     PERIOD

  Total Return (a)                (1.4%)   39.61%     26.88%    25.85%     9.14%    20.16%     4.16%     19.61%   (10.59%)  (30.08%)

RATIOS TO AVERAGE NET
  ASSETS AND SUPPLEMENTAL
  DATA:
  Net Assets End of Period    $175,391  $128,697    $29,342   $14,903    $8,637    $5,172   $13,161    $52,884   $51,754   $57,763
     (in thousands 000's)
  Ratio of net investment
     income to average net        0.73%     1.11%      1.16%     0.77%     1.63%     0.40%     1.85%      3.06%     3.74%     4.57%
     assets
  Expenses net of waivers/        1.47%     1.53%      1.50%     1.61%     0.71%     1.95%     1.40%      1.29%     1.26%     1.27%
     reimbursements(b)
  Expenses before waivers/        1.47%     1.59%(c)   1.95%(c)  2.29%(c)  1.94%(c)  2.32%     1.54%      1.29%     1.26%     1.27%
     reimbursements
  Portfolio Turnover Rate           77%       61%       106%      107%      137%      102%       75%       143%      127%      151%



--------------------------------------------------------------------------------


(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect any applicable sales charges.
(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.45% for 1998 and 1.50% for the prior years.
(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

                          Selected data for a share of
              beneficial interest outstanding throughout each year

                          BALANCED FUND -- RETAIL CLASS
                            YEAR ENDED SEPTEMBER 30,

                                               1998         1997        1996        1995         1994        1993         1992
                                               ----         ----        ----        ----         ----        ----         ----
OPERATING PERFORMANCE:
  Net Asset Value, Beginning of Period       $11.49        $9.71       $8.47       $7.12       $10.89      $10.45       $10.00
                                             ------        -----       -----       -----       ------      ------       ------

  Net investment income                        0.26         0.25        0.22        0.19         0.12        0.20         0.31
  Net realized and unrealized gain
     (loss) on investments                     0.05         2.36        1.37        1.35         0.42        1.44         0.49
                                             ------       ------      ------      ------       ------      ------       ------
  Total from Investment Operations             0.31         2.61        1.59        1.54         0.54        1.64         0.80
                                             ------       ------      ------      ------       ------      ------       ------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                       (0.26)       (0.25)      (0.22)      (0.19)       (0.13)      (0.24)       (0.31)
  Net realized gain on investments            (0.56)       (0.58)      (0.13)     ------        (4.18)      (0.96)       (0.04)
                                             ------       ------      ------      ------       ------      ------       ------

  Total Distributions                         (0.82)       (0.83)      (0.35)      (0.19)       (4.31)      (1.20)       (0.35)
                                             ------       ------      ------      ------       ------      ------       ------
  Net Asset Value, End of Period             $10.98       $11.49       $9.71       $8.47        $7.12      $10.89       $10.45
                                             ======       ======       =====       =====        =====      ======       ======
  Total Return(a)                               2.8%       28.32%      19.11%      21.98%        5.30%      17.60%        7.32%

RATIOS TO AVERAGE NET  ASSETS AND
  SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's)     $128,222      $67,034     $23,158      $6,912       $3,081      $1,583       $3,716
  Ratio of net investment income to            2.37%        2.60%       2.62%       2.47%        1.55%       1.90%        3.13%
     average net assets
  Expenses net of waivers/                     1.20%        1.28%++     1.32%++     1.35%++      1.68%       1.82%        1.44%
     reimbursements(b)
  Expenses before                              1.20%        1.36%(c)    1.71%(c)    1.86%(c)     2.36%(c)    2.97%(c)     2.38%(c)
     waivers/reimbursements
  Portfolio Turnover Rate                        77%         110%        111%        133%         168%        192%         178%
--------------------------------------------------------------------------------

(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect any applicable sales charges.
(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.17% for 1998 and 1.25% for the prior years.
(c)  During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

                          Selected data for a share of
             beneficial interest outstanding throughout each year:

                     INTERMEDIATE BOND FUND -- RETAIL CLASS
                            YEAR ENDED SEPTEMBER 30,


                                               1998         1997        1996        1995         1994        1993         1992
                                               ----         ----        ----        ----         ----        ----         ----
OPERATING PERFORMANCE:
   Net Asset Value, Beginning of Period      $10.29        $9.88       $9.98       $9.48       $10.73      $10.65       $10.00
                                             ------        -----       -----       -----       ------      ------       ------
   Net investment income                       0.57         0.68        0.51        0.52         0.48        0.39         0.51
   Net realized and unrealized gain            0.45         0.41       (0.10)       0.50        (1.04)       0.62         0.65
                                             ------        -----       -----       -----       ------      ------       ------
     (loss) on investments
   Total from Investment Operations            1.02         1.09        0.41        1.02        (0.56)       1.01         1.16
                                             ------        -----       -----       -----       ------      ------       ------
   Distributions to shareholders:
   Net investment income                      (0.57)       (0.68)      (0.51)      (0.52)       (0.48)      (0.39)       (0.51)
   Net realized gains on investments             ==           ==          ==          ==        (0.21)      (0.54)          ==
   Total Distributions                        (0.57)       (0.68)      (0.51)      (0.52)       (0.69)      (0.93)       (0.51)
                                             ------        -----       -----       -----       ------      ------       ------
NET ASSET VALUE, END OF PERIOD               $10.74       $10.29       $9.88       $9.98        $9.48      $10.73       $10.65
                                             ======       ======       =====       =====        =====      ======       ======
   Total Return (a)                            10.2%       11.36%       4.50%      11.13%       (5.46%)     10.24%       11.87%

RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000s)       $7,618       $5,912      $5,496      $4,729       $7,339      $2,849       $3,153
   Ratio of net investment income to
     average net assets                        5.45%(b)     6.71%       5.43%       5.38%        4.86%       3.74%        5.25%
   Expenses net of                             1.08%(b)     1.11%       1.09%       1.17%        0.92%       2.40%        1.94%
     waivers/reimbursements(b)
   Expenses before                             2.08%(b)     1.70%       2.46%       2.47%        1.75%       3.46%        3.40%
     waivers/reimbursements(c)
   Portfolio Turnover Rate                      232%         628%        309%        165%         203%        222%         198%

--------------------------------------------------------------------------------


(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect any applicable sales charges.
(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratio would be 1.00% for each period.
(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

                          Selected data for a share of
             beneficial interest outstanding throughout each year:

                            YEAR ENDED SEPTEMBER 30,



                                                                                      RETAIL CLASS
                                                                                      ------------
                                                             SMALLCAP EQUITY FUND                    REALTY                MIGHTY
                                                                                                       FUND              MITES FUND
                                                          1998               1997(d)                 1998(f)               1998(g)
                                                          ----               -------                 -------             ----------
OPERATING PERFORMANCE:
  Net Asset Value, Beginning of Period                  $14.48                $10.00                  $10.00              $10.00
  Net investment income                                  (0.09)                 0.08                    0.37                0.04
  Net realized and unrealized gain
     (loss) on investments                               (2.39)                 4.40                   (1.37)              (0.34)
  Total from Investment Operations                       (2.48)                 4.48                   (1.00)              (0.30)

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                                     ==                    ==                   (0.33)                 ==
  In excess of net investment income                     (0.08)                   ==                      ==                  ==
  Net realized gain on investments                       (0.60)                   ==                      ==                  ==
  In excess of net realized gain on                      (0.14)                   ==                   (0.24)                 ==
     investments
  Total Distributions                                    (0.82)                   ==                   (0.57)                 ==
  Net Asset Value, End of Period                        $11.18                $14.48                   $8.43               $9.70
  Total Return (a)                                       (17.7%)                44.8%                  (10.5%)              (3.0%)

RATIOS TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000s)                  $11,694                $8,546                  $1,815              $4,838
  Ratios of net investment income to                     (0.74%)                1.89%(e)                3.87%               1.60%(e)
     average net assets:
  Expenses net of waivers/                                1.72%                 1.89%(e)                1.70%               2.05%(e)
     reimbursements (b)
  Expenses before waivers                                 2.11%                 2.45%(e)                3.95%               4.50%(e)
     reimbursements (c)
  Portfolio Turnover Rate                                  200%                  146%                    142%                 18%

--------------------------------------------------------------------------------


(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect any applicable sales charges.
(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratio would be 1.50% for SmallCap Equity and Realty Funds and 2.00% for Mighty Mites Fund.
(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(d)  Period from April 15, 1997 (inception date of fund) to September 30, 1997.
(e)  Annualized.
(f)  Period from October 1, 1998 (inception date of fund) to September 30,
     1998.
(g)  Period from May 11, 1998 (inception date of fund) to September 30, 1998.


                DESCRIPTION OF THE FUNDS AND RISK CONSIDERATIONS

INVESTMENT OBJECTIVES


         Each Fund's investment objectives, as previously set forth on the cover page of this Prospectus, are fundamental policies which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940) of each Fund's outstanding voting shares. There can be no assurance that a Fund's investment objectives will be achieved.

MANAGEMENT POLICIES


         EQUITY FUND -- The Equity Fund attempts to achieve its goals by investing primarily (i.e., in normal circumstances) at least 65% of its total assets in common stocks, some of which may pay dividends, or securities convertible into common stocks (see "Convertible Securities" below for a complete description). The Equity Fund invests in securities issued by seasoned companies (generally with market capitalizations in excess of $500,000,000 and continuous operating histories of at least three years) believed to have proven records and above-average historical earnings growth when compared to published indexes, such as those published by the Department of Commerce, and in smaller companies (generally with market capitalizations greater than $100,000,000 but less than $500,000,000) believed to have outstanding potential for capital appreciation, in both cases in industries which the Adviser has identified as appropriate in light of the then current status of the economic and business cycles. These securities may have above-average price/earnings ratios or less than average current yields when compared to published indexes, such as the Standard & Poor's 500 Composite Stock Price Index. Price/earnings ratio is a comparison of a security's market price to its earnings per share, usually expressed as a simple numeral, and current yield expresses the income on an amount invested. The Equity Fund may invest in preferred stocks and common stock issued by real estate investment trusts (see "Real Estate Investment Trusts" below for more complete information). The Equity Fund also may invest, in normal circumstances, up to 35% of its total assets in U.S. dollar- and foreign currency-denominated debt securities of domestic and foreign issuers, which are rated at least "BBB" by Standard & Poor's Rating Services, a division of the McGraw-Hill Companies ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's") (except with respect to investments in commercial paper which will consist only of direct obligations that at the time of purchase are rated in the highest rating category by Moody's or S&P) or, if unrated, are determined to be of comparable quality by the Adviser, or in index options when it believes they hold less risk or greater potential for capital appreciation than equity securities. Such investments are made without regard to the remaining maturities of such securities. The Equity Fund may invest up to 10% of its total assets in debt securities (other than commercial paper) that are rated or, if unrated, determined to be below investment grade. (Investment grade debt securities are those which are rated at least "BBB" by S&P or "Baa" by Moody's). These investments generally carry a high degree of risk and are sometimes referred to as "high yield, high risk" securities by the investment community (see "Lower Rated Securities" below for more complete information).The Equity Fund will not invest in below investment grade securities which are rated below "C" by S&P or Moody's.


         Debt securities rated "BBB" by S&P or "Baa" by Moody's are considered medium grade obligations. Securities rated "Baa" by Moody's lack outstanding investment characteristics and in fact have speculative characteristics as well, while those rated "BBB" by S&P are regarded as having an adequate capacity to pay principal and interest. Securities rated in these categories are generally more sensitive to economic changes than higher rated securities. See the "Appendix" in the Additional Statement for more details on the ratings of Moody's and S&P.

         In addition, the Equity Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, bankers' acceptances, time deposits, repurchase agreements and other high quality debt instruments in order to maintain a temporary "defensive" posture when, in the opinion of the Adviser, it is advisable to do so.

         The Equity Fund may invest in U.S. Government securities, certificates of deposit, bankers' acceptances and other short-term debt instruments or high quality corporate bonds, and repurchase agreements in respect of the foregoing.

         Common stocks, debt securities in periods of declining interest rates, and index options provide opportunities for capital growth. Dividend paying common stocks, covered call options written by the Equity Fund and debt securities are expected to provide income for the Equity Fund. The securities purchasable for temporary defensive purposes provide income, but little opportunity for capital growth.


         The majority of the Equity Fund's investments are in securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges. The Equity Fund may also invest in unlisted securities; but these generally will be securities that have an established over-the-counter market, although the depth and liquidity of that market may vary from time to time and from security to security. Generally, those securities are issued by smaller companies than those whose securities are listed on national securities exchanges. The market prices of equity securities of smaller companies may tend to be more volatile than the market prices of equity securities generally.

         The Equity Fund may invest up to 25% of its total assets in the securities of foreign issuers, either directly, or in the form of American Depository Receipts ("ADRs") or other similar arrangements, such as European Depository Receipts ("EDRs"). ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in United States securities markets. EDRs are similar to ADRs and are issued and traded in Europe.


         It is a fundamental policy of the Equity Fund that it may invest (together with all other securities which are not readily marketable -- see "Certain Fundamental Policies" below and "Investment Restrictions" in the Additional Statement ) up to 10% of the value of its net assets in securities that have not been registered under the Securities Act of 1933, as amended, and therefore are subject to restrictions on resale, provided such investments are consistent with the Equity Fund's goals. When purchasing unregistered securities, the Equity Fund will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Equity Fund's decision to publicly offer any such security and the registration of the security permitting such offer. During any such period, the price of the securities will be subject to market fluctuations.


         The Equity Fund may invest up to 2% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the issuer's securities at a set price for a specified period of time.


         The Equity Fund also may invest in securities of investment companies subject to the provisions of the Investment Company Act of 1940. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such companies. See "Investment Objectives and Management Policies -- Investment Company Securities" in the Additional Statement.

         BALANCED FUND -- The Balanced Fund pursues its objective through a balanced and diversified program of investing in equity securities and debt instruments.


         With respect to its investments in equity securities, the Balanced Fund invests between 30% to 70% of its assets in common stocks, some of which may pay dividends, or securities convertible into common stocks. With respect to the equity portion of its portfolio, the Balanced Fund invests in equity securities using the same investment criteria as the Equity Fund.

         The remaining 70% to 30% of the Balanced Fund's assets are invested in U.S. dollar or foreign currency-denominated debt securities of domestic and foreign issuers, including debt securities of corporate and government issuers, commercial paper and mortgage and asset-backed securities, for the relative stability of income and principal. With respect to these investments, at least 25% of the Balanced Fund's total assets will be invested in fixed income senior securities. The debt securities in which the Balanced Fund invests are the same types of securities used by the Intermediate Bond Fund.


         As noted above, the Adviser may also select other equity securities in addition to common stocks for investment by the Balanced Fund, such as preferred stocks, real estate investment trusts ("REITs"), high grade securities convertible into common stocks and warrants. The Balanced Fund may invest up to 25% of its total assets in the securities of foreign issuers, either directly, or in the form of ADRs or EDRs, and up to 10% of the value of its net assets, together with all other investments which are not readily marketable, in securities which have not been registered under the Securities Act of 1933, as amended, and which therefore are subject to restrictions on resale. (See the information set forth above under "Management Policies -- Equity Fund" for more information on these types of investments.) The Balanced Fund may also invest in warrants.


         In addition, the Balanced Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, bankers' acceptances, time deposits, repurchase agreements and other high quality debt instruments in order to maintain a temporary "defensive" posture when, in the opinion of the Adviser, it is advisable to do so.


         THE SMALLCAP FUND -- The SmallCap Fund will seek to achieve its investment objective by investing, under normal circumstances as determined by the Adviser, at least 65% of the Fund's total assets in equity securities, including preferred stock and convertible securities ("equity securities"), of companies that have market capitalization (defined as shares outstanding times current market price) of $1 billion or less at the time of the Fund's initial investment. The SmallCap Fund also may invest, under normal circumstances, up to 35% of its total assets in the equity securities of issuers without respect to market capitalization. The SmallCap Fund may invest up to 25% of its total assets in the equity securities of foreign issuers, either directly, or in the form of ADRs or other similar arrangements, such as EDRs. The SmallCap Fund may also invest in equity securities issued by real estate investment trusts (see "Real Estate Investment Trusts" below). The SmallCap Fund may invest, in normal circumstances, up to 35% of its total assets in U.S. dollar and foreign currency-denominated debt securities of domestic and foreign issuers, which are rated at least "BBB" by S&P or "Baa" by Moody's (except with respect to investments in commercial paper which will consist only of direct obligations that at the time of purchase are rated in the highest rating category by Moody's or S&P) or, if unrated, are determined to be of comparable quality by the Adviser, or in index options when it believes they hold less risk or greater potential for capital appreciation than equity securities. Such investments are made without regard to the remaining maturities of such securities. The SmallCap Fund may invest up to 10% of its total assets in debt securities (other than commercial paper) that are rated or, if unrated, determined to be below investment grade. (Investment grade debt securities are those which are rated at least "BBB" by S&P or "Baa" by Moody's). These investments generally carry a high degree of risk and are sometimes referred to as "high yield, high risk" securities by the investment community (see "Lower Rated Securities" below for more complete information). The Fund may invest up to 15% of the value of its net assets in illiquid securities (see "Illiquid Securities" below). The SmallCap Fund may invest without limit in U.S. Government securities, certificates of deposit, bankers' acceptances and other short-term debt instruments or high quality corporate bonds, and repurchase agreements in respect of the foregoing as a temporary "defensive" measure as deemed advisable by the Adviser. The Adviser will utilize a disciplined investment approach to identify companies that have above average sales and earnings growth prospects or otherwise improving fundamentals captured on the balance sheet given the current status of the economic and business cycles on selecting the SmallCap Fund's securities. Fundamental analysis and computer-aided quantitative analysis are used to identify companies with attractive fundamental investment characteristics such as growth potential and earnings growth. Investing in small capitalization stocks may involve greater risk than investing in medium and large capitalization stocks, since they can be subject to more abrupt or erratic movements in price. The Fund may invest in relatively new or unseasoned companies, which are in their early stages of development, or small companies positioned in new and emerging industries. Securities of small and unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the SmallCap Fund may invest may have relatively small revenues and limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management. They may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. They may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may incur significant losses, and investments in such companies are therefore speculative. There can be no assurance that the SmallCap Fund will achieve its investment objective.

         THE MIGHTY MITES FUND -- The Mighty Mites Fund will seek to achieve its investment objective by investing, under normal circumstances as determined by the Adviser, at least 65% of the Fund's total assets in equity securities, including preferred stock and convertible securities ("equity securities"), of companies that have market capitalization (defined as shares outstanding times current market price) of $300 million or less at the time of the Fund's initial investment. The Mighty Mites Fund also may invest, under normal circumstances, up to 35% of its total assets in the equity securities of issuers without respect to market capitalization. The Mighty Mites Fund may invest up to 25% of its total assets in the equity securities of foreign issuers, either directly, or in the form of ADRs or other similar arrangements, such as EDRs. The Mighty Mites Fund may also invest in equity securities issued by real estate investment trusts (see "Real Estate Investment Trusts" below). The Mighty Mites Fund may invest, in normal circumstances, up to 35% of its total assets in U.S. dollar and foreign currency-denominated debt securities of domestic and foreign issuers, which are rated at least "BBB" by S&P or "Baa" by Moody's (except with respect to investments in commercial paper which will consist only of direct obligations that at the time of purchase are rated in the highest rating category by

Moody's or S&P) or, if unrated, are determined to be of comparable quality by the Adviser, or in index options when it believes they hold less risk or greater potential for capital appreciation than equity securities. Such investments are made without regard to the remaining maturities of such securities. The Mighty Mites Fund may invest up to 10% of its total assets in debt securities (other than commercial paper) that are rated or, if unrated, determined to be below investment grade. (Investment grade debt securities are those which are rated at least "BBB" by S&P or "Baa" by Moody's). These investments generally carry a high degree of risk and are sometimes referred to as "high yield, high risk" securities by the investment community (see "Lower Rated Securities" below for more complete information).The Fund may invest up to 15% of the value of its net assets in illiquid securities, (see "Illiquid Securities" below). The Mighty Mites Fund may invest without limit in U.S. Government securities, certificates of deposit, bankers' acceptances and other short-term debt instruments or high quality corporate bonds, and repurchase agreements in respect of the foregoing as a temporary "defensive" measure as deemed advisable by the Adviser. The Adviser will utilize a disciplined investment approach to identify companies that have above average sales and earnings growth prospects or otherwise improving fundamentals captured on the balance sheet given the current status of the economic and business cycles on selecting the Mighty Mites Fund's securities. Additionally, in pursuing the Mighty Mites Fund's investment objective, the Adviser seeks companies that it believes are undervalued and that by virtue of anticipated developments or catalysts particularly applicable to such companies may, in the Adviser's judgment, achieve significant capital appreciation. In identifying such companies, the Adviser seeks to invest in companies that, in the public market, are selling at a significant discount to their private market value, the value the Adviser believes informed industrialists would be willing to pay to acquire companies with similar characteristics. The Adviser's analysis of a company's value focuses on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. Also, the Adviser endeavors to seek a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. Examples of such catalysts are a change in management, sale or spin-off of a division, the development of a profitable new business or changes in governmental regulations, political climate or competitive conditions. Fundamental analysis and computer-aided quantitative analysis are used to identify companies with attractive fundamental investment characteristics such as growth potential and earnings growth. Investing in micro capitalization stocks may involve greater risk than investing in small, medium and large capitalization stocks, since they can be subject to more abrupt or erratic movements in price. The Fund may invest in relatively new or unseasoned companies, which are in their early stages of development, or micro-cap companies positioned in new and emerging industries. Securities of micro-cap and unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Mighty Mites Fund may invest may have relatively small revenues and limited product lines, and may have a small share of the market for their products or services. Micro-cap companies may lack depth of management. They may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. They may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, micro-cap companies may incur significant losses, and investments in such companies are therefore speculative. There can be no assurance that the Mighty Mites Fund will achieve its investment objective.

         THE REALTY FUND -- The Realty Fund will seek to achieve its investment objective by investing at least 65% of the Fund's total assets, under normal circumstances as determined by the Adviser, in the securities of publicly traded real estate investment trusts ("REITs") and real estate operating companies. The Fund's investments will be restricted to securities with a market capitalization (defined as shares outstanding times current market price) of a minimum of $50 million at the time of the Fund's initial investment. The Fund may invest in equity REITs, mortgage REITs and hybrid REITs and other types of real estate securities such as publicly traded common stock, preferred stock, limited partnerships (including real estate master limited partnerships), rights or warrants to purchase common stock or convertible securities of corporations engaged in real estate development, as well as companies whose financial prospects are deemed by the Adviser to be real estate oriented (e.g., a construction company) and consistent with the Fund's investment objectives. The Fund may invest up to 25% of its total assets in foreign real estate securities. The Realty Fund also may invest, in normal circumstances, up to 35% of its total assets in domestic and foreign debt securities and equity securities, including preferred stock and convertible securities, of issuers engaged in businesses other than real estate. The Fund may invest up to 15% of the value of its net assets in illiquid securities (see "Illiquid Securities" below). The Realty Fund will not purchase direct interests in real estate. The Realty Fund may invest without limit in U.S. Government securities, certificates of deposit, bankers' acceptances and other short-term debt instruments or high quality corporate bonds, and repurchase agreements in respect of the foregoing as a temporary "defensive" measure as deemed advisable by the Adviser. The Adviser will utilize a combination of fundamental and quantitative techniques to identify real estate securities for investment that meet various criteria, including various financial, geographical and strategic criteria as appropriate in light of the then current status of the economic and business cycles. Based on a weighting of the various criteria, securities are to be integrated into the Fund's portfolio according to their contribution to the portfolio's overall investment characteristics. The Fund's portfolio will be diversified across regional, strategic, and financial parameters as deemed appropriate by the Adviser. There can be no assurance that the Realty Fund will achieve its investment objective. See "Real Estate Investment Trusts" below for more complete information, including risk considerations.


         INTERMEDIATE BOND FUND -- The Intermediate Bond Fund will pursue its objective by investing, in normal circumstances, at least 65% of its total assets in bonds of various types and with various maturities. Although it will not be a fundamental policy of the Intermediate Bond Fund and there will be no restrictions as to the maximum or minimum maturity of any individual security in which the Fund may invest, the Intermediate Bond Fund will normally have a dollar weighted average portfolio maturity of three to ten years. (See the discussion below under "Description of Securities and Other Investment Practices" for special information regarding the maturities of certain of the Intermediate Bond Fund's permissible investments.)


         To achieve its investment objective, the Intermediate Bond Fund invests primarily in a diversified portfolio of investment grade, U.S. dollar or foreign currency denominated bonds of domestic and foreign issuers. The Fund's portfolio consists of bonds issued by both corporate and government entities. In pursuing its investment objective, the Intermediate Bond Fund may also invest in other types of investment grade debt securities, including debentures, notes, convertible debt securities, municipal securities, mortgage-related securities, and other collateralized securities that are backed by a pool of assets, such as loans or receivables which generate cash flow to cover the payments due on the collateralized securities, as well as zero coupon and payment in kind securities. The Intermediate Bond Fund's portfolio, consisting primarily of investment grade debt securities, will include bonds rated "BBB" or better by S&P or "Baa" or better by Moody's, commercial paper rated "A-2" or better by S&P or "P-2" or better by Moody's, mortgage and asset-backed securities rated "AA" or better by S&P or "Aa" or better by Moody's and other investment grade-rated debt securities or those which are unrated but determined to be of comparable quality by the Adviser. The Intermediate Bond Fund may invest in preferred stock, real estate investment trusts (REITs) or other equity securities including securities of foreign issuers although it does not expect to invest more than 25% of its assets in securities of foreign issuers.

         Although the lowest rated investment grade securities and those which are unrated in the Intermediate Bond Fund's portfolio may produce a higher return, they are subject to a greater degree of market fluctuation and credit risks than the high quality securities in which the Fund may invest and may be regarded as having speculative characteristics as well. The Intermediate Bond Fund may also invest up to 10% of its total assets in debt securities that are rated or, if unrated, determined to be below investment grade. These investments generally carry a high degree of risk and are sometimes referred to as "high yield, high risk" securities by the investment community (see "Lower Rated Securities" below for more complete information).

         In view of the expected maturity of the Intermediate Bond Fund's portfolio, in normal market conditions, it is anticipated that the Fund may experience a higher yield and less stable net asset value than a fund which invests primarily in shorter-term securities. Conversely, it is also anticipated that the Intermediate Bond Fund may experience a lower yield and more stable net asset value than a fund which invests primarily in longer-term securities.

         The net asset value of the Intermediate Bond Fund will vary in response to fluctuations in prevailing interest rates and changes in the value of its portfolio securities. When interest rates decline, the value of securities already held in the Intermediate Bond Fund's portfolio can be expected to rise. Conversely, when interest rates rise, the value of existing portfolio security holdings can be expected to decline. Although the lowest investment grade securities and those which are unrated in the Intermediate Bond Fund's portfolio may produce a higher return, they are subject to a greater degree of market fluctuation and credit risks than the high quality securities in which the Intermediate Bond Fund may invest. In addition, the Intermediate Bond Fund may invest in zero coupon and payment in kind securities which may be subject to greater fluctuations in value due to changes in interest rates than other debt securities.

         In normal circumstances, the Intermediate Bond Fund may invest up to 35% of its total assets in short-term, money market instruments of at least comparable quality to the Fund's longer-term investments, and in repurchase agreements. However, as a temporary "defensive" measure during, or in anticipation of, a declining market or rising interest rates, or for other reasons when, in the opinion of the Fund's investment adviser, it is advisable to do so, the Intermediate Bond Fund may invest up to 100% of its total assets in high quality short-term investments.


DESCRIPTION OF SECURITIES AND OTHER INVESTMENT PRACTICES

         CONVERTIBLE SECURITIES (ALL FUNDS) -- A convertible security is a fixed-income security, such as a bond or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

         In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock.


         REAL ESTATE INVESTMENT TRUSTS (ALL FUNDS) -- The Funds may invest in the securities of real estate investment trusts ("REITs"). A REIT is a pooled investment vehicle that is organized as a corporation or business trust which invests primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs involve risks similar to those associated with investing in common stock (i.e., securities market risks) and risks associated with investing in the real estate industry in general: declines in real estate value, general and local economic conditions, overbuilding and competition, property tax and operating expense increases, changes in zoning laws, casualty losses, variations in rental income, costs related to environmental problems and increases in interest rates. REITs (especially mortgage REITs) are subject to interest rate risks. In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, equity and mortgage REITS could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the Investment Company Act of 1940. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Investors in REITs indirectly bear a proportionate share of expenses incurred by the REITs. See "Investment Objectives and Management Policies -- Real Estate Investment Securities" in the Additional Statement for more details on REITs.

         U.S. GOVERNMENT SECURITIES (ALL FUNDS) -- Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. A Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.


         REPURCHASE AGREEMENTS (ALL FUNDS) -- Repurchase agreements involve the acquisition by a Fund of a security, subject to an obligation of the seller to repurchase, and the Fund to resell, the security at a fixed price, usually not more than one week after its purchase. The Fund's custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by a Fund. In an attempt to reduce the risk of incurring a loss on the repurchase agreement, a Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to highest rated securities of the type in which a Fund may invest. It will also require that the repurchase agreement be at all times fully collateralized in an amount at least equal to the repurchase price including accrued interest earned on the underlying securities, and that the underlying securities be marked to market every business day to assure that the repurchase agreement remains fully collateralized. Certain costs may be incurred by a Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. If bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Fund may be delayed or limited. A Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

         BANK OBLIGATIONS (ALL FUNDS) -- Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

         COMMERCIAL PAPER (ALL FUNDS) -- Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions (see "Variable and Floating Rate Demand and Master Demand Notes" below for more details) as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. Each Fund establishes its own standards of creditworthiness for issuers of such instruments.

         OTHER MUTUAL FUNDS (ALL FUNDS) -- Each Fund may invest in shares of other management investment companies, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory and administrative fees.

         CORPORATE DEBT SECURITIES (ALL FUNDS) -- A Fund's investments in corporate debt may include U.S. dollar or foreign currency denominated corporate bonds, debentures, notes and other similar corporate debt instruments of domestic and foreign issuers, which meet the previously disclosed minimum ratings and maturity criteria established for each Fund under the direction of the Board of Trustees and the Adviser or, if unrated, are in the Adviser's opinion comparable in quality to rated corporate debt securities in which each Fund may invest. The rate of return or return of principal on some debt obligations in which the Funds may invest may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.


         VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (ALL FUNDS) - A Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate of the prevailing rate for securities with a seven-day or other designated maturity. A Fund's investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments which are not readily marketable, will be limited to an aggregate total of 10% of that Fund's net assets.

         A Fund may also buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between a Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this Prospectus for commercial paper obligations.


         WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES (ALL FUNDS) -- New issues of fixed-income securities usually are offered on a when-issued or delayed-delivery basis, which means that delivery and payment for such securities ordinarily take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on such securities are fixed at the time the Fund enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a when-issued or delayed-delivery security prior to its stated delivery date. No additional when-issued commitments will be made if more than 20% of a Fund's net assets would be so committed.


         Securities purchased on a when-issued or delayed-delivery basis and certain other securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to the risk that such fluctuations will occur prior to their actual delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve an additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of a Fund consisting of cash or other liquid securities at least equal at all times to the amount of the when-issued commitments will be established and maintained at the Fund's custodian bank.


         FOREIGN SECURITIES (ALL FUNDS, EXCEPT AS SPECIFICALLY NOTED) -- A Fund may invest directly in both sponsored and unsponsored U.S. dollar- or foreign currency-denominated corporate debt securities, certificates of deposit and bankers' acceptances issued by foreign banks, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities, and the Equity Fund, Balanced Fund, SmallCap Fund, Mighty Mites Fund and Realty Fund may invest directly in foreign equity securities and in securities represented by EDRs or ADRs. ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe.

         Thus, investment in shares of the Funds should be made with an understanding of the risks inherent in an investment in foreign securities either directly or in the form of ADRs or EDRs, including risks associated with government, economic, monetary and fiscal policies, possible foreign withholding taxes, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Investment in obligations of foreign issuers and in direct obligations of foreign nations involves somewhat different investment risks from those affecting obligations of United States domestic issuers. Foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In addition, for the foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign governmental restrictions such as exchange controls.

         There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

         In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

         In addition, with respect to all ADRs and EDRs, there is always the risk of loss due to currency fluctuations.


         The expected introduction of a single currency, the Euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; the establishment of exchange rates for existing currencies and the Euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the Euro, and could adversely affect the value of securities held by the Fund.

         ZERO COUPON AND PAYMENT IN KIND SECURITIES (THE BALANCED FUND AND THE INTERMEDIATE BOND FUND) -- A Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK securities"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately a third of the bond's term to maturity. PIK securities are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments based on an effective interest method, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. As a result, a Fund may have to sell securities at a time when it may be disadvantageous to do so.


         LOWER RATED SECURITIES (ALL FUNDS) -- Debt securities rated lower than investment grade involve much greater risk of principal and income, and often involve greater volatility of price, than securities in the higher rating categories. They are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories. In this connection, there have been recent instances of such defaults and bankruptcies which were not foreseen by the financial and investment communities. The lower quality and unrated obligations in which the Funds may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by large uncertainties or major risk exposures to adverse conditions. The value of such obligations may be more susceptible to real and perceived adverse economic or industry conditions than is the case of higher rated securities. The Funds are dependent on the Adviser's judgment, analysis and experience in the evaluation of high yield obligations. In evaluating the creditworthiness of a particular issue, whether rated or unrated, the Adviser will normally take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, the ability of the issuer's management and regulatory matters. The Adviser will attempt to reduce the risks of investing in lower rated or unrated obligations through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets. The Funds will also take such action as they consider appropriate in the event of anticipated financial difficulties, default or bankruptcy of the issuers of any such obligation.

DERIVATIVES

         The Funds may invest in derivative securities as described below, however, none of the Funds have a present intention to utilize one or more of the various practices such that five percent or more of a Fund's net assets will be at risk with respect to derivative practices. The successful use by a Fund of derivatives is subject to the Adviser's ability to predict correctly movements in one or more underlying instruments, indexes, stocks, the market generally or a particular industry. The use of derivatives requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurance of a Fund's successful use of derivatives if and when utilized. See Additional Statement for more information on derivatives, including risk considerations.

         CALL AND PUT OPTIONS ON SPECIFIC SECURITIES (THE EQUITY FUND, THE BALANCED FUND, THE SMALLCAP FUND, THE MIGHTY MITES(SM) FUND AND THE REALTY FUND) -- A Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options in respect of specific securities. A Fund may write covered call and put option contracts to the extent of 10% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

         STOCK INDEX OPTIONS (THE EQUITY FUND, THE BALANCED FUND, THE SMALLCAP FUND, THE MIGHTY MITES(SM) FUND AND THE REALTY FUND) -- A Fund may purchase and write put and call options on stock indexes listed on national securities exchanges as an investment vehicle for the purpose of realizing its investment objectives or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Should a Fund seek to engage in transactions concerning put and call options on stock indexes, options would be purchased or written with respect to not more than 25% of the value of the Fund's net assets.

         FUTURES TRANSACTIONS -- IN GENERAL (ALL FUNDS AS NOTED BELOW) -- The Funds are not commodity pools. However, the Funds may engage in futures transactions, including those relating to indexes, as described below.

         A Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission (the "CFTC"). In addition, a Fund may not engage in such activities if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options would exceed 5% of the fair market value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.


         STOCK INDEX FUTURES (THE EQUITY FUND, THE BALANCED FUND, THE SMALLCAP FUND, THE MIGHTY MITES FUND(SM) AND THE REALTY FUND) -- A Fund may purchase and sell stock index futures contracts. A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. A Fund will intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. A Fund may not purchase or sell stock index futures contracts if, immediately thereafter, more than 25% of its net assets would be hedged.

         INTEREST RATE FUTURES (THE BALANCED FUND AND THE INTERMEDIATE BOND
FUND) -- A Fund may purchase an interest rate futures contract, in anticipation of a decline in interest rates, and resulting increase in market price, in debt securities the Fund intends to acquire. A Fund may sell an interest rate futures contract, in anticipation of an increase in interest rates, and resulting decline in market price, in debt securities the Fund owns. An interest rate futures contract is an agreement to purchase or sell an agreed amount of debt securities at a set price for delivery on a future date. These transactions are subject to similar risk factors as those described above with respect to stock index futures. A Fund may not purchase or sell interest rate futures contracts if, immediately thereafter, more than 25% of its net assets would be hedged.

         OPTIONS ON FUTURES (ALL FUNDS) -- A Fund may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the option period. Upon exercise of the option, the writer of the option is obligated to convey the appropriate futures position to the holder of the option. If an option is exercised on the last trading day before the expiration date of the option, a cash settlement will be made in an amount equal to the difference between the closing price of the futures contract and the exercise price of the option. The risks associated with these transactions are similar to those described above with respect to options on securities. A Fund may not purchase or write options on futures if, immediately thereafter, more than 25% of its net assets would be hedged.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (ALL FUNDS) -- A Fund may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes. A forward foreign currency exchange contract is a contract individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency. The purpose of entering into forward currency contracts for hedging purposes is to minimize the risk to a Fund from adverse changes in the relationship between the U.S. Dollar and foreign currencies.

         MORTGAGE-RELATED SECURITIES (THE BALANCED FUND AND THE INTERMEDIATE BOND FUND) -- Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

         Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline and generally may also increase the inherent volatility of the mortgage-related security by effectively converting short-term debt instruments into long-term debt instruments; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the "CPR") or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in mortgage-related securities.


         Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

         Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity and principal payment schedule. To the extent a particular CMO is issued by an investment company, a Fund's ability to invest in such CMOs will be limited. See "Investment Restrictions" in the Additional Statement.

         OTHER ASSET-BACKED SECURITIES (THE BALANCED FUND AND THE INTERMEDIATE BOND FUND) -- Other asset-backed securities (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are "passed through" monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust or by the existence of a subordinated class of securities. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted, certificate holders may also experience delays in payment or losses on CARS(SM) if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. For asset-backed securities, the industry standard uses a principal prepayment model, the ABS model, which is similar to the PSA described previously under "Mortgage-Related Securities". Either the PSA model, the ABS model or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in asset-backed securities.

         LENDING PORTFOLIO SECURITIES (ALL FUNDS) -- To earn additional income, a Fund may lend securities from its portfolio to brokers, dealers or other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33 1/3% of a Fund's total assets. In connection with such loans, a Fund will receive collateral which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Fund can increase its income through the investment of such collateral.

         ILLIQUID SECURITIES (ALL FUNDS, EXCEPT AS NOTED IN "CERTAIN FUNDAMENTAL POLICIES" BELOW) -- Each Fund may invest its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Illiquid securities do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933, or other restricted securities, which have been determined liquid by the Fund's Board of Trustees.

         CERTAIN FUNDAMENTAL POLICIES (ALL FUNDS, EXCEPT AS NOTED BELOW) -- Each Fund (i) may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 5% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made; (ii) may pledge, hypothecate, mortgage or otherwise encumber its assets, but only in an amount up to 10% of the value of its total assets to secure borrowings for temporary or emergency purposes, or up to 20% in connection with the purchase and sale of put and call options; (iii) may invest up to 5% of the value of its total assets in the securities of any one issuer (This restriction applies only with respect to 75% of the total assets of each Fund); (iv) may invest up to 25% of its total assets in any single industry; and (v) may invest up to 10% of its total assets in time deposits maturing from two business days through seven calendar days. The Equity Fund may invest up to 10% of its net assets in securities that have not been registered under the Securities Act of 1933, as amended, and therefore are subject to restrictions on resale, in repurchase agreements providing for settlement in more than seven days after notice and in securities that are not readily marketable (including those options in respect of specific securities that are not traded on a national securities exchange, and the underlying securities, which are not readily marketable). Subject to this limitation, the Equity Fund may invest in securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 which have been determined to be liquid by the Fund's Board of Trustees based upon the trading markets for the securities. Each of the other Funds excluding the SmallCap Fund, Mighty Mites Fund and Realty Fund may invest up to 10% of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in securities that are not readily marketable. Included in this limitation are "restricted" securities and any other assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation. Restricted securities for purposes of this limitation do not include investments by these Funds in securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 which have been determined to be liquid by the Fund's Board of Trustees based upon the trading markets for the securities (see "Investment Objectives and Management Policies -- Rule 144A Securities" in the Additional Statement for further details). This paragraph describes fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940) of each Fund's outstanding voting shares. See "Investment Objectives and Management Policies -- Investment Restrictions" in the Additional Statement.

         OTHER INVESTMENT CONSIDERATIONS -- Investment decisions for each Fund are made independently from those of other investment advisory accounts that may be advised by the Adviser or Sub-Adviser. However, if such other investment advisory accounts are prepared to invest in, or desire to dispose of, securities of the type in which a Fund invests at the same time as the Fund, available investments or opportunities for sales will be allocated equitably to each of them. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by the Fund.


                             MANAGEMENT OF THE FUNDS


INVESTMENT ADVISER AND ADMINISTRATOR

         Gabelli Advisers, Inc. (formerly Teton Advisers LLC prior to November 7, 1997), located at One Corporate Center, Rye, New York 10580-1434, is adviser to the Funds. The Adviser is a Delaware corporation. Gabelli and its affiliates own a majority of the Adviser. Gabelli and Gabelli Advisers are registered investment advisers. The Adviser has entered into a Sub-Advisory Agreement with Westwood whereby Westwood serves as sub-advisor to the Funds, with the exception of the Mighty Mites Fund with which there is not a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser pays Westwood out of its advisory fees with respect to the Funds (except the Mighty Mites Fund) a fee computed daily and payable monthly in an amount equal on an annualized basis to the greater of
(i) $150,000 per year on an aggregate basis for all the applicable Funds or (ii) 35% of the net revenues to the Adviser from the applicable Funds. Westwood Management Corporation, formed in 1983 and located at 300 Crescent Court, Suite 1300, Dallas, TX 75201, is a registered investment adviser managing, as of September 30, 1998, an aggregate of approximately $1.7 billion in separate accounts, primarily corporate pension funds. Westwood Management Corporation is a wholly owned subsidiary of Southwest Securities Group, Inc., a Dallas based securities firm. Susan M. Byrne, President of the Sub-Adviser since 1983, is responsible for the day-to-day management of the Equity Fund along with Kellie
R. Stark, Vice President of the Sub-Advisor since 1992. Patricia R. Fraze, Executive Vice President of the Sub-Adviser since 1990, is a co-manager, along with Ms. Byrne, for the Balanced Fund's portfolio. Ms. Fraze is also responsible for the day-to-day management of the Intermediate Bond Funds' portfolio. Lynda Calkin, Senior Vice President of the Sub-Advisor since 1993, and C.J. MacDonald, Vice President of the Sub-Advisor since 1994, are responsible for the day-to-day management of the SmallCap Equity Fund. Ms. Byrne and Timothy M. Ognisty, Vice President of the Sub-Advisor since 1996, are responsible for the day-to-day management of the Realty Fund. Mario J. Gabelli, Marc J. Gabelli, Laura Linehan and Walter Walsh are the individuals primarily responsible for the day-to-day management of the Mighty Mites Fund. Mario J. Gabelli has been Chairman, Chief Executive Officer and Chief Investment Officer of Gabelli Funds, Inc. since its organization in 1980; Marc J. Gabelli has been Managing Director and an analyst of Gabelli Funds, Inc. since 1993 and Portfolio Manager of the Gabelli Global Interactive Couch Potato Fund and co-manager of the Gabelli Global Opportunity Fund; Laura Linehan has been Director of Creative Research at Gabelli & Company, Inc. where she has been a securities analyst since May 1995, an associate in Corporate Finance at Smith Barney from May 1994 and a senior associate financial analyst at the IBM Corporation from June 1993; and Walter K. Walsh has been Compliance Officer of Gabelli & Company, Inc. since 1994, Compliance Officer at Dime Securities, Inc. from August 1993 to September 1994, and prior to that a staff member at the SEC for 24 years. Westwood has had other private advisory accounts that have been invested in the smallcap and realty asset classes.

         The Adviser provides advice and supervision with respect to the Funds' compliance with applicable law, rules and regulations as well as the investment restrictions set forth herein. Westwood has sole discretion to manage the day-to-day portfolio activities of the Funds (with the exception of the Mighty Mites Fund) within the parameters set by the Sub-Advisory Agreement and contained herein. The Adviser has no authority with respect to individual investment decisions for the Funds. The Investment Advisory Agreement provides that the Adviser will supervise and manage each Fund's investment activities on a discretionary basis and oversee the administration of each Fund's business and affairs. In this connection the Adviser is responsible for maintaining certain of the Funds' books and records and performing other administrative aspects of the Funds' operations to the extent not performed by the Funds' custodians, transfer agents and dividend disbursing agents. The Adviser is permitted to subcontract at its own expense those administrative responsibilities to persons it believes are qualified to perform such services. As compensation for its services and related expenses, the Trust will pay the Adviser a fee computed daily and payable monthly in an amount equal on an annualized basis to 1.0% for the Equity Fund, 1.0% for the SmallCap Fund, 1.0% for the Mighty Mites Fund, 1.0% for the Realty Fund, .60% for the Intermediate Bond Fund and .75% for the Balanced Fund of each Fund's daily average net asset value. The fees paid by the Trust for the Equity Fund, the SmallCap Fund, the Mighty Mites Fund, the Realty Fund, and the Balanced Fund are higher than the fees paid by most funds for such services and related expenses. The Funds will also pay the Adviser or Distributor separately for any costs and expenses incurred in connection with distribution of the classes of each Fund's shares in accordance with the terms of their respective Plans of Distribution adopted for such classes pursuant to Rule 12b-1 under the 1940 Act.


         The Adviser has retained at its own cost BISYS Fund Services, Inc. ("BISYS") (the "Sub-Administrator") to provide administrative services with respect to the Funds. BISYS has its main office at 3435 Stelzer Road,

Columbus, Ohio 43219. BISYS is a registered transfer agent and broker-dealer and acts as administrator and general distribution agent for certain other investment companies.


DISTRIBUTOR


         Gabelli & Company, Inc. serves as the distributor (the "Distributor") of the Funds and is an indirect subsidiary of Gabelli Funds, Inc. The business address of Gabelli & Company, Inc. is One Corporate Center, Rye, New York 10580-1434.


         The Funds' shareholders have approved a Plan of Distribution for the Retail Class shares pursuant to Rule 12b-1 (the "Retail 12b-1 Plan"). The Retail 12b-1 Plan authorizes payments by the Funds in connection with the distribution of the Funds' Retail Class shares at an annual rate of .25% of the Funds' average daily net assets.


         Payments may be made by the Funds under the Retail 12b-1 Plan for the purpose of financing any activity primarily intended to result in the sale of the Retail Class shares of the Funds as determined by the Board of Trustees. To the extent any activity is one which the Funds may finance without a plan of distribution, the Funds may also make payments to finance such activity outside of the Retail 12b-1 Plan and not be subject to its limitations. On August 8, 1997, the Trustees of the Funds approved an amendment to the Plan such that payments under the Plan are not solely dependent on distribution expenses actually incurred by the Distributor.





                               PURCHASE OF SHARES


         Retail Class Shares are no-load. The minimum initial investment is $1,000. There is no minimum initial investment for accounts establishing an Automatic Investment Plan. Custodial accounts for minor children are also available. There is no minimum for subsequent investments. Shares of the Funds are sold at the public offering price based on the net asset value per share next determined after receipt of an order by the Funds' Distributor or transfer agent in proper form with accompanying check or bank wire payments arrangements satisfactory to the Funds. Although most shareholders elect not to receive stock certificates, certificates for whole shares only can be obtained on specific written request to the Transfer Agent.

         Shares of the Funds may be purchased through registered broker-dealers. Certain broker-dealers may charge the investor a fee for their services. Compensation to sales persons may vary depending upon which class of shares they sell. Such fees may vary among broker-dealers, and such broker-dealers may impose higher initial or subsequent investment requirements than those established by the Funds. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of such Fund's shares in that account.


         Prospectuses, sales material and subscription order forms ("applications") may be obtained from the Distributor. The Funds and the Distributor reserve the right in their sole discretion (1) to suspend the offering of the Funds' shares and (2) to reject purchase orders when, in the judgment of the Funds' management, such rejection is in the best interest of the Funds. The calculation of net asset value per share is performed at 4:00 p.m. eastern time for each Fund on each day that the NYSE is open for business. Net asset value per share is computed by dividing the value of a Fund's net assets (i.e., the value of its assets less its liabilities) by the total number of shares outstanding. All expenses of the Funds are accrued daily and taken into account for the purpose of determining net asset value. In determining net asset value, securities listed on an exchange are valued on the basis of the last sale price prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the mean price between bid and asked price is used. Quotations are taken for the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Over-the-counter securities are valued on the basis of the mean price between bid and asked at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

         With respect to written options contracts, the premium received is recorded as an asset and equivalent liability, and thereafter the liability is adjusted to the market value of the option determined in accordance with the preceding paragraph. The premium paid for an option purchased by a Fund is recorded as an asset and subsequently adjusted to market value. See "Determination of Net Asset Value" in the Additional Statement .

MAIL

         To make an initial purchase by mail, send a completed application with a check for the amount of the investment payable to "The Gabelli Westwood Funds," to: THE GABELLI WESTWOOD FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. You may also personally deliver a check made payable to "The Gabelli Westwood Funds" along with a completed application to: THE GABELLI WESTWOOD FUNDS, THE BFDS BUILDING, 7TH FLOOR, TWO HERITAGE DRIVE, NORTH QUINCY, MA 02171.

         Subsequent purchases do not require a completed application and can be made by (1) mailing a check to the same address noted above or by (2) bank wire, as indicated below. The exact name and number of the shareholder's account should be clearly indicated.

         Checks will be accepted if drawn in U.S. currency on a domestic bank for less than $100,000. U.S. dollar checks drawn against a non-U.S. bank may be subject to collection delays and will be accepted only upon actual receipt of funds by the Transfer Agent. Bank collection fees may apply. Bank or certified checks for investments of

$100,000 or more will be required unless the investor elects to invest by bank wire as described below. Third party checks are not accepted.


BANK WIRE


         To initially purchase shares of the Funds using the wire system for transmittal of money among banks, an investor should first telephone the Funds at 1-800-GABELLI to obtain a new account number. The investor should instruct a Federal Reserve System member bank to wire funds to:

                                      State Street Bank and Trust Company
                                      ABA #011-0000-28 REF DDA #99046187
                                      Attn: Shareholder Services
                                      Re: The Gabelli Westwood Funds
                                      A/C #_________________________
                                      Account of (Registered Owner)
                                      225 Franklin Street, Boston, MA 02110


         For initial purchases by wire, the investor should promptly complete and mail the application to the address shown above for mail purchases. There may be a charge by your bank for transmitting the money by bank wire but State Street Bank and Trust Company does not charge investors in the Funds for the receipt of wire transfers. If you are planning to wire funds, it is suggested that you instruct your bank early in the day so the wire transfer can be accomplished the same day.


TELEPHONE INVESTMENT PLAN


         You may purchase additional shares of the Funds by telephone through the Automated Clearinghouse (ACH) system as long as your bank is a member of the ACH system and you have a completed, approved Investment Plan application on file with our Transfer Agent. The funding for your purchase will be automatically deducted from the ACH eligible account you designate on the application. Your investment will normally be credited to your Gabelli Westwood Fund account on the first business day following your telephone request. Your request must be received no later than 4:00 p.m. eastern time. There is a minimum of $100 for each telephone investment. Any subsequent changes in banking information must be submitted in writing and accompanied by a sample voided check. To initiate an ACH purchase, please call 1-800-GABELLI. Fund shares purchased through the Telephone or Automatic Investment Plan will not be available for redemption for up to fifteen (15) days following the purchase date.


AUTOMATIC INVESTMENT PLAN


         The Funds offer an automatic monthly investment plan, details of which can be obtained from the Distributor. There is no minimum initial investment for accounts establishing an automatic investment plan.


OTHER INVESTORS


         No minimum initial investment is required for officers, directors or full-time employees of the Funds, other investment companies managed by the Sub-Adviser, the Adviser, the Administrator, the Distributor or their affiliates, including members of the "immediate family" of such individuals and retirement plans and trusts for their benefit. The term "immediate family" refers to spouses, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and a sibling's children.


                              REDEMPTION OF SHARES


         Upon receipt by the Distributor or the Transfer Agent of a redemption request in proper form, shares of the Funds will be redeemed at their next determined net asset value. Redemption requests received after the time as of which each Fund's net asset value is determined on a particular day will be redeemed at the next determined net asset value of such Fund on the next day that net asset value is determined. Checks for redemption proceeds will normally be mailed to the shareholder's address of record within seven days, but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been honored, which may take up to 15 days. The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in gain or loss for income tax purposes. Redemption requests may be made by letter to the Transfer Agent, specifying the name of the Fund, the dollar amount or number of shares to be redeemed, and the account number. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign) and, if any certificates for the shares to be redeemed are outstanding, presentation of such certificates properly endorsed is also required. Signatures on a redemption request and/or certificates must be guaranteed by an

"eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities and Exchange Act of 1934, which includes certain banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations (signature guarantees by notaries public are not acceptable). Shareholders may also redeem a Fund's shares through certain registered broker-dealers, who have made arrangements with the Funds permitting them to redeem shares by telephone or facsimile transmission and who may charge shareholders a fee for this service if they have not received any payments under the Distribution Plan.

         Further documentation, such as copies of corporate resolutions and instruments of authority, are normally requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.


         If the Board of Trustees should determine that it would be detrimental to the remaining shareholders of the Funds to make payment wholly or partly in cash, the Funds may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Funds, in lieu of cash, in conformity with applicable rules of the SEC. Under such circumstances, shareholders of the Funds receiving distributions in kind of securities will incur brokerage commissions when they dispose of the securities.

         The Funds may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the Exchange is closed, other than customary weekend and holiday closings; (2) the SEC has by order permitted such suspension; or (3) an emergency, as defined by rules of the SEC, exists making disposal of portfolio investments or determination of the value of the net assets of the Funds not reasonably practicable.


         To minimize expenses, the Funds reserve the right to redeem, upon not less than 30 days notice, all shares of the Funds in an account (other than an IRA) which as a result of shareholder redemption has a value below $500. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.


TELEPHONE REDEMPTION BY CHECK


         The Funds accept telephone requests for redemption of unissued shares, subject to a $25,000 limitation. By calling 1-800-GABELLI, you may request that a check be mailed to the address of record on the account, provided that the address has not changed within thirty (30) days prior to your request. The check will be made payable to the person in whose name the account is registered and will normally be mailed within seven (7) days.

         The Fund and its transfer agent will not be liable for following telephone instructions reasonably believed to be genuine. In this regard, the Fund and its transfer agent require personal identification information before accepting a telephone redemption. If the Fund or its transfer agent fail to use reasonable procedures, the Fund might be liable for losses due to fraudulent instructions. A shareholder may redeem shares by telephone unless he elects in the subscription order form not to have such ability.


         Requests for telephone redemption must be received between 9:00 a.m. and 4:00 p.m. eastern time. If your telephone call is received after this time or on a day when the NYSE is not open, the request will be entered the following business day. Shares are redeemed at the net asset value next determined following your request. Fund shares purchased by check or through the automatic purchase plan will not be available for redemption for up to fifteen (15) days following the purchase. Shares held in certificate form must be returned to the Transfer Agent for redemption of shares. Telephone redemption is not available for IRAs. The proceeds of a telephone redemption may be directed to an existing account in another of the Funds, provided the account is registered in the redeeming shareholder's name. See "Exchange of Fund Shares".

BY BANK WIRE


         The Funds accept telephone requests for wire redemption in excess of $1,000 (but subject to a $25,000 limitation) to a predesignated bank either on the application or in a subsequent written authorization with the signature guaranteed. The Funds accept signature guaranteed written requests for redemption by bank wire without limitation. The proceeds are normally wired on the following business day. Your bank must be either a member of the Federal Reserve System or have a correspondent bank which is a member. Any change to the banking information made at a later date must be submitted in writing with a signature guarantee.


SYSTEMATIC WITHDRAWAL PLAN


         The Funds offer a systematic withdrawal program for shareholders whereby they can authorize an automatic redemption on a monthly, quarterly or annual basis. Details can be obtained from the Distributor.


                            EXCHANGE OF FUNDS SHARES


         The Funds offer two convenient ways to exchange shares in a class of one fund for shares in a corresponding class of another fund managed by the Adviser or an affiliate. Before engaging in an exchange transaction, a shareholder should read carefully the portions of this Prospectus or the other Prospectus describing the fund into which the exchange will occur. A shareholder may not exchange shares of a class of one Fund for shares of a corresponding class of another fund if either are not legally qualified or registered for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $1,000. No minimum is required in subsequent exchanges. The Trust may terminate or amend the terms of the exchange privilege at any time upon 60 days' written notice to shareholders.

         A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order, plus any applicable sales load.

         An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

         In the case of transactions subject to a sales charge, the sales charge will be assessed on an exchange of shares, equal to the excess of the sales load applicable to the shares to be acquired, over the amount of any sales load previously paid to the Distributor on the shares to be exchanged. No service fee is imposed. See "Dividends, Distributions and Taxes" for an explanation of circumstances in which sales load paid to acquire shares of the Funds may not be taken into account in determining gain or loss on the disposition of those shares.


EXCHANGE BY MAIL


         To exchange Fund shares by mail, simply send a letter of instruction to the Distributor. The letter of instruction must include: (i) your account number; (ii) the names of the Funds from which and into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties. All signatures must be guaranteed by a member of a national securities exchange or by a commercial bank or trust company. Corporations, trusts, partnerships or other legal entities will be required to furnish other documentation. Please call the Funds for more information.


EXCHANGE BY TELEPHONE


         To exchange Fund shares by telephone or if you have any questions, simply call the Funds toll free at 1-800-GABELLI. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the names of the Funds from which and into which you wish to exchange your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application.


                                RETIREMENT PLANS

         The Funds have available a form of "Traditional" Individual Retirement Account ("IRA") and a "Roth" IRA for investment in Fund shares which may be obtained from the Distributor. The minimum investment required to open an IRA for investment in shares of the Funds is $1,000 for an individual, except that both the individual and his or her spouse may establish separate IRAs if their combined investment is $1,250. There is no minimum for additional investment in an IRA account. Investors who are self-employed may purchase shares of the Funds through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh or HR 10 plans. The Funds do not currently act as Sponsor for such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans. The minimum initial investment for an individual under such plans is $1,000 and there is no minimum for additional investments.


         Under the Internal Revenue Code of 1986 (the "Code"), individuals may make wholly or partly tax deductible traditional IRA contributions of up to $2,000 annually (married individuals filing joint returns may each contribute $2,000 ($4,000 in the aggregate), even where one spouse is not working, if certain other conditions are met), depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. Dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code.

         Beginning January 1, 1998, investors satisfying statutory income level requirements may make non-deductible contributions of up to $2,000 annually to a Roth IRA, distributions from which are not subject to tax if a statutory five year holding period requirement is satisfied. New for 1998, the Fund also makes available Education IRAs. Education IRAs permit eligible individuals to contribute up to $500 per year per beneficiary under 18 years old. Distributions from an education IRA are generally excluded from income when used for qualified higher education expenses. Consult your tax advisor.

         Investors should be aware that they may be subject to additional tax penalties on contributions or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Code. Persons desiring information concerning investments through IRA accounts or other retirement plans should write or telephone the Distributor.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         Each Fund has elected to be treated as and intends to qualify annually as a regulated investment company pursuant to the provisions of Subchapter M of the Code. The Funds did so qualify for the previous taxable year. By so qualifying, each Fund generally will not be subject to Federal income tax to the extent that it distributes its investment company taxable income and net capital gains in the manner required under the Code. In addition, the Code subjects regulated investment companies, such as the Funds, to a non-deductible 4% excise tax in each calendar year to the extent that such investment companies do not distribute substantially all of their taxable investment income and capital gain, generally determined on a calendar year basis and the one year period ending October 31 of each calendar year, respectively.

         Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). Investment company taxable income will be distributed annually by the Equity Fund, the Mighty Mites Fund and the SmallCap Fund and quarterly by the Realty Fund and the Balanced Fund. The Intermediate Bond Fund will declare distributions of such income daily and pay those dividends monthly. Each Fund intends to distribute, at least annually, substantially all net capital gains (the excess of net long-term capital gains over net short-term capital losses). Shareholders will be advised as to the amount of the capital gains distribution, which are generally taxable at a maximum rate of 20% for non-corporate shareholders (25% in the case of certain capital gains distributions from REITs). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains to reduce the amount of distributions paid. In addition, any losses incurred in the taxable year subsequent to October 31 will be deferred to the next taxable year and used to reduce subsequent year distributions (see "Dividends, Distributions and Taxes" in the Additional Statement). You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares of the class in which you are invested at the next determined net asset value without a sales load, but you will be subject to tax in the manner described herein even if you choose to have your dividends and distributions reinvested in additional shares.


         Dividends from net investment income or distributions of net realized short-term securities gains to shareholders generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions of net capital gains to shareholders are taxable as capital gains whether received in cash or reinvested in additional shares. Shareholders will be notified after the end of year as to the percentage of long-term capital gains to be treated as 28% rate gain.

         Special tax rules may apply to a Fund's acquisition of futures contracts, forward contracts, and options on futures contracts. Such rules may, among other things, affect whether gains and losses from such transactions are considered to be short-term or long-term, may have the effect of deferring losses and/or accelerating the recognition of gains or losses.


         It is anticipated that a portion of the ordinary income dividends paid by the Equity Fund, the SmallCap Fund, the Mighty Mites Fund and the Balanced Fund will qualify for the dividends-received deduction available to corporations. Shareholders will be notified at the end of the year as to the amount of the dividends that qualify for the dividends-received deduction.

         Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares of a Fund are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales load with respect to the newly acquired shares is reduced as a result of having incurred a sales load initially. The portion of the sales load affected by this rule will be treated as a sales load paid for the new shares.

         The Funds may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where a Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding.


         Those Funds which may invest in securities of foreign issuers may be subject to withholding and other similar income taxes imposed by a foreign country.

         Notice as to the tax status of your dividends and distributions is mailed to you annually. You also will receive periodic summaries of your account. Dividends and distributions may be subject to state and local taxes. Dividends paid or credited to accounts maintained by non-resident shareholders may also be subject to U.S. non-resident withholding taxes. You should consult your tax adviser regarding specific questions as to Federal, state and local income and withholding taxes.


                             PERFORMANCE INFORMATION

         A Fund may, from time to time, include its yield, if applicable, and total return in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yield and total return of the Funds are mandated by the SEC.


         Quotations of "yield" for each Fund will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

         A Fund's average annual total return is expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one, five and ten years (up to the life of the Fund or for shorter time periods depending upon the length of time during which the Fund has operated), reflect the deduction of a proportional share of Fund expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

         Performance information for a Fund may be compared to various unmanaged indices, such as the Standard & Poor's Composite Stock Price Index, the Dow Jones Industrial Average, the Russell 2000 Index, Lehman Brothers Corporate/Government Bond Index, National Association of REIT Index, indices prepared by Lipper Analytical Services, Morningstar ratings and other entities or organizations which track the performance of investment companies.

         Performance will vary and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

                               GENERAL INFORMATION


         The Funds are series portfolios of The Gabelli Westwood Funds, a Massachusetts business trust (the "Trust") organized pursuant to an Agreement and Declaration of Trust (the "Trust Agreement"), as amended and restated on June 12, 1986. On November 18, 1997, the Board of Trustees approved the change in the name of the Trust from The Westwood Funds to The Gabelli Westwood Funds. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote and, when issued, is fully paid and non-assessable. The Board of Trustees may, in the future, authorize the issuance of other series of shares of beneficial interest representing shares of other investment portfolios which may consist of separate classes as in the case of the Funds. Each additional portfolio within the Trust is separate for investment and accounting purposes and is represented by a separate series of shares. Each portfolio will be treated as a separate entity for Federal income tax purposes.


         Each Fund is comprised of two classes of shares -- the "Retail Class" and the "Service Class" (the SmallCap Fund, the Mighty Mites Fund and Realty Fund will currently offer only Retail Class shares). The classes have identical rights with respect to the series portfolio of which they are a part; however, there are certain matters affecting one class but not another, such as the existence of a load and the amount of permissible payments under a distribution plan, which may be considered to create a preference. On all such matters, shareholders vote as a class, and not by series. Service Class shares are sold to investors who purchase their shares through an entity that has signed a Dealer Agreement with the Distributor for such shares. Retail Class shares are sold to all other investors by dealers for certain retirement plans, through other special programs and to those who contact the Fund directly or purchase shares through an entity that has signed an agreement to offer the Retail Class shares (e.g., Charles Schwab & Co., Inc. or Fidelity Brokerage Services). Service Class shares have higher 12b-1 fees than the Retail Class shares and unlike Retail Class shares are subject to a sales load. These differences in fees and charges may affect performance. Investors may inquire about classes of shares not offered by this prospectus by calling 1-800-GABELLI.


         Shareholders have the right to vote on the election of Trustees and on any and all matters which, by law or the provisions of the Trust's Declaration of Trust, they may be entitled to vote. All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class or series is required by law or where the matter involved affects only one class.


         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee on behalf of the Trust. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust. As described under "Management of the Funds" in the Additional Statement, the Funds ordinarily will not hold shareholder meetings; however, the Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Under the Trust Agreement, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee either by declaration in writing or by vote cast in person or by proxy at a meeting called for such purpose. In connection with the calling of such shareholder meetings, shareholders will be provided with communication assistance.

         Like other funds and business organizations around the world, the Trust could be adversely affected if the computer systems used by the Adviser and the Trust's other service providers do not properly process and calculate date-related information for the year 2000 and beyond. The Trust has been informed that the Adviser and the Trust's other service providers (i.e., Administrator, Transfer Agent, Fund Accounting Agent, Distributor and Custodian) have developed and are implementing plans to minimize the risk associated with the Year 2000 problem. These plans include the following activities: inventorying of software systems, determining inventory items that may not function properly after December 31, 1999, reprogramming or replacing such systems and retesting for Year 2000 readiness. In addition, the service providers are obtaining assurances from their vendors and suppliers in the same manner. Non-compliant Year 2000 systems upon which the Trust is dependent may result in errors and account maintenance failures. The Trust has no reason to believe that (1) the Year 2000 plans of the Adviser and the Trust's other service providers for services critical to the Trust's operations will not be completed by December 31, 1999,and (2) the costs currently associated with the implementation of their plans will have material adverse impact on the business, operations or financial condition of the Trust or its service providers.

         In addition, the Year 2000 problem may adversely affect the companies in which the Trust invests. For example, these companies may incur substantial costs to correct the problem and may suffer losses caused by data processing errors.

         Since the ultimate costs or consequences of incomplete or untimely resolution of the Year 2000 problem by the Trust's service providers are unknown to the Trust at this time, there may be costs or consequences having a material adverse impact on the Trust, its service providers and/or your account records. The Trust and the Adviser will continue to monitor developments relating to this issue.


         State Street Bank and Trust Company and its affiliate, Boston Financial Data Services, maintain a record of share ownership and send to shareholders confirmations and statements of account.

         Shareholder inquiries may be made by writing to The Gabelli Westwood Funds at One Corporate Center, Rye, New York 10580-1434, calling 1-800-GABELLI or through the Internet http://www.gabelli.com/westwood, or email: info@gabelli.com.

         Upon request, Gabelli & Company, Inc. will provide, without a charge, a paper copy of this Prospectus to investors or their representatives who received this Prospectus in an electronic format.


         NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE ADDITIONAL STATEMENT, AND IN THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF FUND SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS, ITS INVESTMENT ADVISER, DISTRIBUTOR, OR ANY AFFILIATE THEREOF. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE GABELLI WESTWOOD FUNDS
One Corporate Center
Rye, New York 10580-1434
http://www.gabelli.com/westwood

GENERAL AND ACCOUNT INFORMATION:
1-(800) GABELLI
1-(800) 422-3554
Fax 1-(914) 921-5118

INVESTMENT ADVISER
Gabelli Advisers, Inc.
One Corporate Center
Rye, New York 10580-1434

INVESTMENT SUB-ADVISER
Westwood Management Corporation
300 Crescent Court
Suite 1300
Dallas, TX 75201

DISTRIBUTOR
Gabelli & Company, Inc.
One Corporate Center
Rye, New York 10580-1434

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
Battle Fowler LLP
75 East 55th Street
New York, New York 10022

              TABLE OF CONTENTS


                                            PAGE
                                            ----
Fee Table...................................
Financial Highlights........................
Description of the Funds and Risk
  Considerations............................
Management of the Funds.....................
Purchase of Shares..........................
Redemption of Shares........................
Exchange of Funds Shares....................
Retirement Plans............................
Dividends, Distributions and Taxes..........
Performance Information.....................
General Information.........................

                                       THE

                                     GABELLI

                                    WESTWOOD

                                      FUNDS



                                   EQUITY FUND
                                  BALANCED FUND
                              SMALLCAP EQUITY FUND
                              MIGHTY MITES(SM) FUND
                                   REALTY FUND
                             INTERMEDIATE BOND FUND


                                  RETAIL CLASS
                                   PROSPECTUS

                                -----------------
                                DECEMBER 21, 1998
                                -----------------

                           THE GABELLI WESTWOOD FUNDS
                           ==========================

                              One Corporate Center
                            Rye, New York 10580-1434
                    Telephone: 1-800-GABELLI (1-800-422-3554)
                         http://www/gabelli.com/westwood


SERVICE CLASS PROSPECTUS -- DECEMBER 21, 1998

     The Gabelli Westwood Funds (the "Trust") is an open-end, diversified, management investment company, known as a mutual fund, which currently consists of six separate investment portfolios that offer two separate classes of shares. This Prospectus provides information about "Service Class" shares for three of the portfolios. The portfolios are referred to as the Gabelli Westwood Equity Fund, the Gabelli Westwood Balanced Fund, and the Gabelli Westwood Intermediate Bond Fund (collectively, the "Funds"). Service Class shares are offered exclusively to investors who have purchased their shares through an entity that has signed a Dealer Agreement with Gabelli & Company, Inc. (the "Distributor") to offer such shares. Retail Class shares are offered to all other investors and certain dealers offering shares to certain retirement plans and through other special programs. (See "General Information"). Each Fund has a separate investment objective, as set forth below. There is no assurance that any of these investment objectives will be achieved.

     GABELLI WESTWOOD EQUITY FUND (the "Equity Fund") seeks as its primary goal to provide investors with capital appreciation; income is a secondary, but nonetheless an important goal.

     GABELLI WESTWOOD BALANCED FUND (the "Balanced Fund") seeks to realize both capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

     GABELLI WESTWOOD INTERMEDIATE BOND FUND (the "Intermediate Bond Fund") seeks to maximize total return, while maintaining a level of current income consistent with the maintenance of principal and liquidity.

     This Prospectus sets forth concisely information about the Funds that an investor should know before investing. It should be read and retained for future reference.

      The Statement of Additional Information ("Additional Statement"), dated December 21, 1998, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission (the "SEC") and is available for reference, along with other materials on the SEC Internet Web Site (http://www.sec.gov) and is incorporated herein by reference. For a free copy, write or call The Gabelli Westwood Funds at the address or telephone number shown above. Purchase orders and redemption requests for the Service Class shares may be directed to the Gabelli Westwood Funds through broker/dealers that have signed a Dealer Agreement with Gabelli & Company, Inc.

     Shares of the Funds are not deposits or obligations of any bank, and are not endorsed or guaranteed by any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The net asset value per share of the Funds will fluctuate. An investment in the Funds involve investment risks, including the possible loss of principal.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE

SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     Gabelli Advisers Inc. (formerly Teton Advisers LLC) (the "Adviser"), a Delaware corporation organized by Gabelli Funds, Inc. ("Gabelli") and Westwood Management Corporation ("Westwood"), is adviser to the Funds pursuant to an investment advisory agreement with the Trust (the "Investment Advisory Agreement"). The Adviser has entered into a sub-advisory agreement with Westwood and the Trust whereby Westwood (the "Sub-Adviser") serves as sub-adviser to the Funds (the "Sub-Advisory Agreement"). Prior to serving as Sub-Adviser, Westwood acted as adviser to the Funds from their inception through October 6, 1994. The Adviser oversees the administration of each Fund's business and affairs and in this connection is responsible for maintaining certain of the Funds' books and records and providing other administrative services. (See "Management of the Fund.") On November 18, 1997, the Trustees approved the change in name to The Gabelli Westwood Funds.


                           FEE TABLE -- SERVICE CLASS

     Each Fund is authorized to issue two separate classes of shares. Service Class shares will be offered exclusively to investors who have purchased their shares through an entity that has signed a Dealer Agreement with the Distributor to offer such shares. Retail Class shares will be offered to all other investors for certain retirement plans and special programs offered through broker-dealers. Retail Class shares and Service Class shares are identical in all respects, except that Service Class shares bear a sales load and higher expenses incurred in the distribution and marketing of such shares ("12b-1 Fees"). These charges and fees reflect the additional services available through broker/dealers, such as investment advice, acquiring securities on margin and borrowing against the portfolio. Retail Class shares bear no sales load and lower 12b-1 fees. The table below sets forth certain information regarding annual operating expenses incurred by the Service Class, including the amounts of these fees.



                                                                                                 INTERMEDIATE
                                                                      EQUITY        BALANCED         BOND
                                                                       FUND           FUND          FUND(a)
                                                                       ----           ----          ------
Shareholder Transaction Expenses:
Maximum Sales Load Imposed on Purchases (as a percentage
    of offering price).........................................        4.00%          4.00%          4.00%
Annual Fund Operating Expenses: (as a percentage of
    average daily net assets)
    Management Fees............................................        1.00%          0.75%          0.60%
    12b-1 Fees.................................................        0.50%          0.50%          0.35%
    Other Expenses.............................................        0.24%          0.20%          0.15%
                                                                       ----           ----           ----
Total Fund Operating Expenses..................................        1.74%          1.45%          1.10%
---------

(a) On November 8, 1994 all shares of the Service Class were redeemed and there have been no further shares issued in this class since that date.


Example:

     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                       1 YEAR         3 YEARS        5 YEARS        10 YEARS
                                                       ------         -------        -------        --------
Equity Fund..................................            $57            $93           $131            $231

Balanced Fund................................            $54            $84           $116            $200
Intermediate Bond Fund.......................            $51            $74            --              --


     The amounts listed in the example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. The expense ratios used above are based on results of the fiscal year ended September 30. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. (See "Management of the Funds".) The information set forth above with respect to the Intermediate Bond Fund is based on estimated projections of average net asset levels. The information with respect to the Equity and Balanced Funds, is based on actual expenses incurred for the fiscal year ended September 30, 1998.

Management's Discussion and Analysis of the Funds' performance during the fiscal year ended September 30, 1998 is included in the Funds' Annual Report to Shareholders dated September 30, 1998. The Funds' Annual Report to Shareholders may be obtained upon request and without charge by writing or calling the Fund at the address or telephone number listed on the Prospectus cover.

                              FINANCIAL HIGHLIGHTS


     The following information for each of the five most recent years or periods through September 30, 1998 has been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants, whose report on the Financial Statements appears in the Fund's Additional Statement dated December 21, 1998. The Additional Statement is available, without charge, upon request. There are no financial statements for the Intermediate Bond Fund for the fiscal periods September 30, 1996, 1997, or 1998 because there were no shares outstanding during these fiscal periods.

          Selected data for a share of beneficial interest outstanding throughout each year:
                             Year ended September 30

                                                                              EQUITY FUND
                                                                              -----------
                                                   1998           1997            1996           1995          1994(C)
                                                   ----           ----            ----           ----          -------
OPERATING PERFORMANCE:
   Net Asset Value, Beginning of Period           $9.57          $7.69           $6.57          $5.48           $5.53
                                                  -----          -----           -----          -----           -----
   Net investment income                           0.08           0.06            0.06           0.04            0.06
   Net realized and unrealized
     gain (loss) on investments                   (0.25)          2.71            1.58           1.29           (0.11)
                                                 ------         ------          ------         ------          ------
   Total from Investment Operations               (0.17)          2.77            1.64           1.33           (0.05)
                                                 ------         ------          ------         ------          ------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                          (0.06)         (0.06)              -          (0.04)              -
   Net realized gain on investments               (0.37)         (0.83)          (0.52)         (0.20)              -
                                                  -----          -----           -----          -----          ------
   Total Distributions                            (0.43)         (0.89)          (0.52)         (0.24)              -
                                                 ------         ------          ------         ------          ------
   NET ASSET VALUE, END OF PERIOD                $ 8.97         $ 9.57          $ 7.69         $ 6.57          $ 5.48
                                                 ======         ======          ======         ======          ======
   Total Return (a)                                (1.8%)        39.31%          26.33%         25.54%          (0.90%)

RATIOS TO AVERAGE NET ASSET AND
   SUPPLEMENTAL DATA:
   Net Assets, End of Period (in                 $2,468         $3,338          $1,221         $   68          $  254
     000s)
   Ratio of net investment income
     to average net assets                         0.46%          0.85%           0.92%          0.64%           1.64%(e)
   Expenses net of waivers/                        1.72%          1.78%           1.74%          1.85%           1.04%(e)
     reimbursements(b)
   Expenses before waivers                         1.72%          1.84%(d)        2.19%(d)       2.63%(d)        2.29%(d)(e)
     reimbursements
   Portfolio Turnover Rate                           77%            61%            106%           107%            137%

--------------------------------------------------------------------------------
(a)  Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect any applicable sales charges.
(b)  The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.70% for 1998 and 1.75% for the prior years.
(c)  Prior to January 28, 1994, no shares of the Service Class were issued.
(d)  During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(e)  Annualized.

          Selected data for a share of beneficial interest outstanding throughout each year:
                             Year ended September 30


                                                                         BALANCED FUND
                                                                         -------------
                                                1998          1997           1996          1995          1994       1993(c)
                                                ----          ----           ----          ----          ----       -------
OPERATING PERFORMANCE:
   Net Asset Value, Beginning of Period      $ 11.46       $  9.69        $  8.45        $ 7.10       $ 10.88       $ 10.24
                                             -------       -------        -------        ------       -------       -------
   Net investment income                        0.26          0.24           0.20          0.17          0.15          0.19
   Net realized and unrealized gain
     (loss) on investments                      0.02          2.33           1.37          1.35          0.36          0.52
                                             -------       -------        -------        ------       -------       -------
   Total from Investment Operations             0.28          2.57           1.57          1.52          0.51          0.71
                                             -------       -------        -------        ------       -------       -------
Distributions to shareholders:
   Net investment income                       (0.22)        (0.22)         (0.20)        (0.17)        (0.11)        (0.07)
   Net realized gain on investments            (0.56)        (0.58)         (0.13)            -         (4.18)            -
                                             -------       -------        -------        ------       -------       -------
   Total Distributions                         (0.78)        (0.80)         (0.33)        (0.17)        (4.29)        (0.07)
                                             -------       -------        -------        ------       -------       -------
   NET ASSET VALUE, END OF PERIOD            $ 10.96       $ 11.46        $  9.69        $ 8.45       $  7.10       $ 10.88
                                             =======       =======        =======        ======       =======       =======
   Total Return (a)                              2.6%        27.93%         18.85%        21.67%         4.67%         6.96%

RATIOS TO AVERAGE NET ASSET AND
SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000s)       $14,585       $14,444        $11,216        $7,212       $10,810       $   114
   Ratio of net investment income to
     average net assets                         2.16%         2.37%          2.34%         2.26%         2.15%         1.76%(e)
   Expenses net of                              1.45%         1.53%          1.57%         1.62%         1.17%         2.07%(e)
     waivers/reimbursements(b)
   Expenses before waivers                      1.45%         1.61%(d)       1.96%(d)      2.24%(d)      2.11%(d)      3.14%(d)(e)
     reimbursements
   Portfolio Turnover Rate                        77%          110%           111%          133%          168%          192%


--------------------------------------------------------------------------------

(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect any applicable sales charges.
(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.42% for 1998 and 1.50% for the prior years.
(c)  Prior to April 6, 1993, no shares of the Service Class were issued.
(d) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(e)  Annualized.




                                                                             INTERMEDIATE BOND FUND
                                                                             ----------------------
                                                                             1995(d)           1994(e)
                                                                             -------           -------
OPERATING PERFORMANCE:
   Net Asset Value, Beginning of Period                                       $ 9.48            $10.51
                                                                              ------            ------
   Net investment income                                                        0.05              0.41
   Net realized and unrealized gain (loss) on investments                      (0.14)            (1.03)
                                                                              ------            ------
   Total from Investment Operations                                            (0.09)            (0.62)
                                                                              ------            ------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                       (0.05)            (0.41)
   Net realized gain on investments                                                -                 -
                                                                                   -                 -
   Total Distributions                                                         (0.05)            (0.41)
                                                                              ------            ------
   NET ASSET VALUE, END OF PERIOD                                             $ 9.34            $ 9.48
                                                                              ======            ======
   Total Return (a)                                                             (1.0%)            (6.8%)

RATIOS TO AVERAGE NET ASSET AND SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000s)                                        $    0            $   76
   Ratio of net investment income to average net assets                         4.85%             6.05%(f)
   Expenses net of waivers/ reimbursements (b)                                  1.45%             1.34%(f)
   Expenses before waivers reimbursements (c)                                   4.07%             2.37%(f)
   Portfolio Turnover Rate                                                        70%              203%

--------------------------------------------------------------------------------

(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.00% for each period.
(c) During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.
(d) On November 8, 1994, all shares of the Service Class were redeemed and there have been no further shares issued in this class since that date. Accordingly, the NAV per share represents the net asset value on November 8, 1994.
(e)  Prior to January 28, 1994, no shares of the Service Class were issued.
(f)  Annualized.

                DESCRIPTION OF THE FUNDS AND RISK CONSIDERATIONS

INVESTMENT OBJECTIVES

     Each Fund's investment objectives, as previously set forth on the cover page of this Prospectus, are fundamental policies which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940) of each Fund's outstanding voting shares. There can be no assurance that a Fund's investment objectives will be achieved.

MANAGEMENT POLICIES


     EQUITY FUND -- The Equity Fund attempts to achieve its goals by investing primarily (i.e., in normal circumstances), at least 65% of its total assets in common stocks, some of which may pay dividends, or securities convertible into common stocks (see "Convertible Securities" below for a complete description). The Equity Fund invests in securities issued by seasoned companies (generally with market capitalizations in excess of $500,000,000 and continuous operating histories of at least three years) believed to have proven records and above-average historical earnings growth when compared to published indexes, such as those published by the Department of Commerce, and in smaller companies (generally with market capitalizations greater than $100,000,000 but less than $500,000,000) believed to have outstanding potential for capital appreciation, in both cases in industries which the Adviser has identified as appropriate in light of the then current status of the economic and business cycles. These securities may have above-average price/earnings ratios or less than average current yields, when compared to published indexes, such as the Standard & Poor's 500 Composite Stock Price Index. Price/earnings ratio is a comparison of a security's market price to its earnings per share, usually expressed as a simple numeral, and current yield expresses the income on an amount invested. The Equity Fund may invest in preferred stocks and the common stock issued by real estate investment trusts (see "Real Estate Investment Trusts" below for more complete information). The Equity Fund also may invest, in normal circumstances, up to 35% of its total assets in U.S. dollar - and foreign currency-denominated debt securities of domestic and foreign issuers, which are rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's") (except with respect to investments in commercial paper which will consist only of direct obligations that at the time of purchase are rated in the highest rating category by Moody's or S&P) or, if unrated, are determined to be of comparable quality by the Adviser, or in index options when it believes they hold less risk or greater potential for capital appreciation than equity securities. Such investments are made without regard to the remaining maturities of such securities. The Equity Fund may invest up to 10% of its total assets in debt securities (other than commercial paper) that are rated or, if unrated, determined to be below investment grade. (Investment grade debt securities are those which are rated at least "BBB" by S&P or "Baa" by Moody's). These investments generally carry a high degree of risk and are sometimes referred to as "high yield, high risk" securities by the investment community (see "Lower Rated Securities" below for more complete information). The Equity Fund will not invest in below investment grade securities which are rated below `C' by S&P or Moody's.

     Debt securities rated "BBB" by S&P or "Baa" by Moody's are considered medium grade obligations. Securities rated "Baa" by Moody's lack outstanding investment characteristics and in fact have speculative characteristics as well, while those rated "BBB" by S&P are regarded as having an adequate capacity to pay principal and interest. Securities rated in these categories are generally more sensitive to economic changes than higher rated securities. See the "Appendix" in the Additional Statement for more details on the ratings of Moody's and S&P.


     The Equity Fund may invest in U.S. Government securities, certificates of deposit, bankers' acceptances and other short-term debt instruments or high quality corporate bonds, and repurchase agreements in respect of the foregoing.


     Common stocks, debt securities in periods of declining interest rates, and index options provide opportunities for capital growth. Dividend paying common stocks, covered call options written by the Equity Fund and debt securities are expected to provide income for the Equity Fund. The securities purchasable for temporary defensive purposes provide income, but little opportunity for capital growth.

     The majority of the Equity Fund's investments are in securities listed on the NYSE or other national securities exchanges. The Equity Fund also may invest in unlisted securities; but these generally will be securities that have an established over-the-counter market, although the depth and liquidity of that market may vary from time to time and from security to security. Generally, these securities are issued by smaller companies than those whose securities are listed on national securities exchanges. The market prices of equity securities of smaller companies may tend to be more volatile than the market prices of equity securities generally.


     The Equity Fund may invest up to 25% of its total assets in the securities of foreign issuers, either directly, or in the form of American Depository Receipts ("ADRs") or other similar arrangements, such as European Depository Receipts ("EDRs"). ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in United States securities markets. EDRs are similar to ADRs and are issued and traded in Europe.


     It is a fundamental policy of the Equity Fund that it may invest (together with all other securities which are not readily marketable -- see "Certain Fundamental Policies" below and "Investment Restrictions" in the Additional Statement) up to 10% of the value of its net assets in securities that have not been registered under the Securities Act of 1933, as amended, and therefore are subject to restrictions on resale, provided such investments are consistent with the Equity Fund's goals. When purchasing unregistered securities, the Equity Fund will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Equity Fund's decision to publicly offer any such security and the registration of the security permitting such offer. During any such period, the price of the securities will be subject to market fluctuations.


     The Equity Fund may invest up to 2% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the issuer's securities at a set price for a specified period of time.


     The Equity Fund also may invest in securities of investment companies subject to the provisions of the Investment Company Act of 1940. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such companies. See "Investment Objectives and Management Policies -- Investment Company Securities" in the Additional Statement.


     BALANCED FUND -- The Balanced Fund pursues its objective through a balanced and diversified program of investing in equity securities and debt instruments.

     With respect to its investments in equity securities, the Balanced Fund invests between 30% to 70% of its assets in common stocks, some of which may pay dividends, or securities convertible into common stocks. With respect to the equity portion of its portfolio, the Balanced Fund invests in equity securities using the same investment criteria as the Equity Fund.

     The remaining 70% to 30% of the Balanced Fund's assets are invested in U.S. dollar or foreign currency-denominated debt securities of domestic and foreign issuers, including debt securities of corporate and government issuers, commercial paper and mortgage and asset-backed securities, for the relative stability of income and principal. With respect to these investments, at least 25% of the Balanced Fund's total assets will be invested in fixed income senior securities. The debt securities in which the Balanced Fund invests are the same types of securities used by the Intermediate Bond Fund.


     As noted above, the Adviser may also select other equity securities in addition to common stocks for investment by the Balanced Fund, such as preferred stocks, real estate investment trusts ("REITs"), high grade securities convertible into common stocks and warrants. The Balanced Fund may invest up to 25% of its total assets in the securities of foreign issuers, either directly, or in the form of ADRs or EDRs, and up to 10% of the value of its net assets, together with all other investments which are not readily marketable, in securities which have not been registered under the Securities Act of 1933, as amended, and which therefore are subject to restrictions on resale. (See the information set forth above under "Management

Policies -- Equity Fund" for more information on these types of investments.) The Balanced Fund may also invest in warrants.

     In addition, the Balanced Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, bankers' acceptances, time deposits, repurchase agreements and other high quality debt instruments in order to maintain a temporary "defensive" posture when, in the opinion of the Adviser, it is advisable to do so.

     INTERMEDIATE BOND FUND -- The Intermediate Bond Fund will pursue its objective by investing, in normal circumstances, at least 65% of its total assets in bonds of various types and with various maturities. Although it will not be a fundamental policy of the Intermediate Bond Fund and there will be no restrictions as to the maximum or minimum maturity of any individual security in which the Fund may invest, the Intermediate Bond Fund will normally have a dollar weighted average portfolio maturity of three to ten years. (See the discussion below under "Description of Securities and Other Investment Practices" for special information regarding the maturities of certain of the Intermediate Bond Fund's permissible investments.)


     To achieve its investment objective, the Intermediate Bond Fund invests primarily in a diversified portfolio of investment grade, U.S. dollar or foreign currency denominated bonds of domestic and foreign issuers. The Fund's portfolio consists of bonds issued by both corporate and government entities. In pursuing its investment objective, the Intermediate Bond Fund may also invest in other types of investment grade debt securities, including debentures, notes, convertible debt securities, municipal securities, mortgage-related securities and other collateralized securities that are backed by a pool of assets, such as loans or receivables which generate cash flow to cover the payments due on the collateralized securities, as well as zero coupon and payment in kind securities. The Intermediate Bond Fund's portfolio, consisting primarily of investment grade debt securities, will include bonds rated "BBB" or better by S&P or "Baa" or better by Moody's, commercial paper rated "A-2" or better by S&P or "P-2" or better by Moody's, mortgage and asset-backed securities rated "AA" or better by S&P or "Aa" or better by Moody's and other investment grade-rated debt securities or those which are unrated but determined to be of comparable quality by the Adviser. The Intermediate Bond Fund may invest in preferred stock, REITs or other equity securities including securities of foreign issuers although it does not expect to invest more than 25% of its assets in securities of foreign issuers.


     Although the lowest rated investment grade securities and those which are unrated in the Intermediate Bond Fund's portfolio may produce a higher return, they are subject to a greater degree of market fluctuation and credit risks than the high quality securities in which the Fund may invest and may be regarded as having speculative characteristics as well. The Intermediate Bond Fund may also invest up to 10% of its total assets in debt securities that are rated or, if unrated, determined to be below investment grade. These investments generally carry a high degree of risk and are sometimes referred to as "high yield, high risk" securities by the investment community (see "Lower Rated Securities" below for more complete information).

     In view of the expected maturity of the Intermediate Bond Fund's portfolio, in normal market conditions, it is anticipated that the Fund may experience a higher yield and less stable net asset value than a fund which invests primarily in shorter-term securities. Conversely, it is also anticipated that the Intermediate Bond Fund may experience a lower yield and more stable net asset value than a fund which invests primarily in longer-term securities.

     The net asset value of the Intermediate Bond Fund will vary in response to fluctuations in prevailing interest rates and changes in the value of its portfolio securities. When interest rates decline, the value of securities already held in the Intermediate Bond Fund's portfolio can be expected to rise. Conversely, when interest rates rise, the value of existing portfolio security holdings can be expected to decline. Although the lowest investment grade securities and those which are unrated in the Intermediate Bond Fund's portfolio may produce a higher return, they are subject to a greater degree of market fluctuation and credit risks than the high quality securities in which the Intermediate Bond Fund may invest. In addition, the Intermediate Bond Fund may invest in zero coupon and payment in kind securities which may be subject to greater fluctuations in value due to changes in interest rates than other debt securities.

     In normal circumstances, the Intermediate Bond Fund may invest up to 35% of its total assets in short-term, money market instruments of at least comparable quality to the Fund's longer-term investments, and in repurchase agreements. However, as a temporary "defensive" measure during, or in anticipation of, a declining market or rising interest rates, or for other reasons when, in the opinion of the Fund's investment adviser, it is advisable to do so, the Intermediate Bond Fund may invest up to 100% of its total assets in high quality short-term investments.



DESCRIPTION OF SECURITIES AND OTHER INVESTMENT PRACTICES


     CONVERTIBLE SECURITIES (ALL FUNDS) -- A convertible security is a fixed-income security, such as a bond or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.


     In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock.


     REAL ESTATE INVESTMENT TRUSTS (ALL FUNDS) -- The Funds may invest in the securities of real estate investment trusts ("REITs"). A REIT is a pooled investment vehicle that is organized as a corporation or business trust which invests primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs involve risks similar to those associated with investing in common stock (i.e., securities market risks) and risks associated with investing in the real estate industry in general. REITs (especially mortgage REITs) are subject to interest rate risks. Investors in REITs indirectly bear a proportionate share of expenses incurred by the REITs. See "Investment Objectives and Management Policies -- Real Estate Investment Securities" in the Additional Statement for more details on REITs.


     U.S. GOVERNMENT SECURITIES (ALL FUNDS) -- Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the

Student Loan Marketing Association, only by credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. A Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.


     REPURCHASE AGREEMENTS (ALL FUNDS) -- Repurchase agreements involve the acquisition by a Fund of a security, subject to an obligation of the seller to repurchase, and the Fund to resell, the security at a fixed price, usually not more than one week after its purchase. The Funds' custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by a Fund. In an attempt to reduce the risk of incurring a loss on the repurchase agreement, a Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to highest rated securities of the type in which a Fund may invest. It will also require that the repurchase agreement be at all times fully collateralized in an amount at least equal to the repurchase price including accrued interest earned on the underlying securities, and that the underlying securities be marked to market every business day to assure that the repurchase agreement remains fully collateralized. Certain costs may be incurred by a Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. If bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Fund may be delayed or limited. A Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.


     BANK OBLIGATIONS (ALL FUNDS) -- Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     COMMERCIAL PAPER (ALL FUNDS) -- Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions (see "Variable and Floating Rate Demand and Master Demand Notes" below for more details) as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. Each Fund establishes its own standards of creditworthiness for issuers of such instruments.

     OTHER MUTUAL FUNDS (ALL FUNDS) -- Each Fund may invest in shares of other management investment companies, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies. The purchase of securities of other mutual funds results is duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory and administrative fees.

     CORPORATE DEBT SECURITIES (ALL FUNDS) -- A Fund's investments in corporate debt may include U.S. dollar - or foreign currency-denominated corporate bonds, debentures, notes and other similar corporate debt instruments of domestic and foreign issuers, which meet the previously disclosed minimum ratings and maturity criteria established for each Fund under the direction of the Board of Trustees and the Adviser or, if unrated, are in the Adviser's opinion comparable in quality to rated corporate debt securities in which each Fund may invest. The rate of return or return of principal on some debt obligations in which the Funds may invest may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (ALL FUNDS) -- A Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate of the prevailing rate for securities with a seven-day or other designated maturity. A Fund's investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments which are not readily marketable, will be limited to an aggregate total of 10% of that Fund's net assets.

     A Fund may also buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between a Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this Prospectus for commercial paper obligations.

     WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES (ALL FUNDS) -- New issues of fixed-income securities usually are offered on a when-issued or delayed-delivery basis, which means that delivery and payment for such securities ordinarily take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on such securities are fixed at the time the Fund enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a when-issued or delayed-delivery security prior to its stated delivery date. No additional when-issued commitments will be made if more than 20% of a Fund's net assets would be so committed.

     Securities purchased on a when-issued or delayed-delivery basis and certain other securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to the risk that such fluctuations will occur prior to their actual delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve an additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of a Fund consisting of cash, cash equivalents or U.S. Government securities or other liquid debt securities at least equal at all times to the amount of the when-issued commitments will be established and maintained at the Fund's custodian bank.

     FOREIGN SECURITIES (ALL FUNDS, EXCEPT AS SPECIFICALLY NOTED) -- A Fund may invest directly in both sponsored and unsponsored U.S. dollar -or foreign currency-denominated corporate debt securities, certificates of deposit and bankers' acceptances issued by foreign banks, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities, and the Equity Fund and the Balanced Fund may invest directly in foreign equity securities and in securities represented by EDRs or ADRs. ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe.

     Thus, investment in shares of the Funds should be made with an understanding of the risks inherent in an investment in foreign securities either directly or in the form of ADRs or EDRs, including risks associated with government, economic, monetary and fiscal policies, possible foreign withholding taxes, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Investment in obligations of foreign issuers and in direct obligations of foreign nations involves somewhat different investment risks from those affecting obligations of United States domestic issuers. Foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In addition, for the foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or charge withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign governmental restrictions such as exchange controls.


     There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

     In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

     In addition, with respect to all ADRs and EDRs, there is always the risk of loss due to currency fluctuations.


     The expected introduction of a single currency, the Euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; the establishment of exchange rates for existing currencies and the Euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the Euro, and could adversely affect the value of securities held by the Fund.


     ZERO COUPON AND PAYMENT IN KIND SECURITIES (THE BALANCED FUND AND THE INTERMEDIATE BOND FUND) -- A Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK securities"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins.

Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. PIK securities are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments based on an effective interest method, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. As a result, a Fund may have to sell securities at a time when it may be disadvantageous to do so.

     LOWER RATED SECURITIES (ALL FUNDS) -- Debt securities rated lower than investment grade involve much greater risk of principal and income, and often involve greater volatility of price, than securities in the higher rating categories. They are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories. In this connection, there have been recent instances of such defaults and bankruptcies which were not foreseen by the financial and investment communities. The lower quality and unrated obligations in which the Funds may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by large uncertainties or major risk exposures to adverse conditions. The value of such obligations may be more susceptible to real and perceived adverse economic or industry conditions than is the case of higher rated securities. The Funds are dependent on the Adviser's judgment, analysis and experience in the evaluation of high yield obligations. In evaluating the creditworthiness of a particular issue, whether rated or unrated, the Adviser will normally take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, the ability of the issuer's management and regulatory matters. The Adviser will attempt to reduce the risks of investing in lower rated or unrated obligations through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets. The Funds will also take such action as they consider appropriate in the event of anticipated financial difficulties, default or bankruptcy of the issuers of any such obligation.



DERIVATIVES


     The Funds may invest in derivative securities as described below, however, none of the Funds have a present intention to utilize one or more of the various practices such that five percent or more of a Fund's net assets will be at risk with respect to derivative practices. The successful use by a Fund of derivatives is subject to the Advisor's ability to predict correctly movements in one or more underlying instruments, indexes, stocks, the market generally or a particular industry. The use of derivatives requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurance of a Fund's successful use of derivatives if and when utilized. See "Additional Statement" for more information on derivatives, including risk considerations.

     CALL AND PUT OPTIONS ON SPECIFIC SECURITIES (THE EQUITY FUND AND THE BALANCED FUND) -- A Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options in respect of specific securities. A Fund may write covered call and put option contracts to the extent of 10% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

     STOCK INDEX OPTIONS (THE EQUITY FUND AND THE BALANCED FUND) -- A Fund may purchase and write put and call options on stock indexes listed on national securities exchanges as an investment vehicle for the purpose of realizing its investment objectives or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Should a Fund seek to engage in transactions concerning put and call options on stock indexes, options would be purchased or written with respect to not more than 25% of the value of the Fund's net assets.

     FUTURES TRANSACTIONS -- IN GENERAL (ALL FUNDS AS NOTED BELOW) -- The Funds are not commodity pools. However, the Funds may engage in futures transactions, including those relating to indexes, as described below.

     A Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission (the "CFTC"). In addition, a Fund may not engage in such activities if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options would exceed 5% of the fair market value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents equal to approximately 5% to 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position at the then prevailing price, which will operate to terminate the Fund's existing position in the contract.

     Although a Fund will intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     In addition, due to the risk of an imperfect correlation between securities in the Fund's portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indexes, the risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as accurately anticipated when the hedge is established.

     STOCK INDEX FUTURES (THE EQUITY FUND AND THE BALANCED FUND) -- A Fund may purchase and sell stock index futures contracts. A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. A Fund will intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. A Fund may not purchase or sell stock index futures contracts if, immediately thereafter, more than 25% of its net assets would be hedged.

     INTEREST RATE FUTURES (THE BALANCED FUND AND THE INTERMEDIATE BOND FUND) -- A Fund may purchase an interest rate futures contract in anticipation of a decline in interest rates, and resulting increase in market price, in debt securities the Fund intends to acquire. A Fund may sell an interest rate futures contract in anticipation of an increase in interest rates, and resulting decline in market price, in debt securities the Fund owns. An interest rate futures contract is an agreement to purchase or sell an agreed amount of debt securities at a set price for delivery on a future date. These transactions are subject to similar risk factors as those described above with respect to stock index futures. A Fund may not purchase or sell interest rate futures contracts if, immediately thereafter more than 25% of its net assets would be hedged.

     OPTIONS ON FUTURES (ALL FUNDS) -- A Fund may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the option period. Upon exercise of the option, the writer of the option is obligated to convey the appropriate futures position to the holder of the option. If an option is exercised on the last trading day before the expiration date of the option, a cash settlement will be made in an amount equal to the difference between the closing price of the futures contract and the exercise price of the option. The risks associated with these transactions are similar to those described above with respect to options on securities. A Fund may not purchase or write options on futures if, immediately thereafter, more than 25% of its net assets would be hedged.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (ALL FUNDS) -- A Fund may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes. A forward foreign currency exchange contract is a contract individually negotiated and privately traded by currency traders and their customers.

     A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency. The purpose of entering into forward currencies contracts for hedging purposes is to minimize the risk to a Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

     MORTGAGE-RELATED SECURITIES (THE BALANCED FUND AND THE INTERMEDIATE BOND
FUND) -- Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

     Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; and generally may also increase the volatility of the mortgage-related security by effectively converting short-term debt instruments into long-term debt instruments. However, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the "CPR") or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in mortgage-related securities.


     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers of the mortgage poolers.

     Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity and principal payment schedule. To the extent a particular CMO is issued by an investment company, a Fund's ability to invest in such CMOs will be limited. See "Investment Restrictions" in the Additional Statement.


     OTHER ASSET-BACKED SECURITIES (THE BALANCED FUND AND THE INTERMEDIATE BOND
FUND) -- Other asset-backed securities (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables ("CARS(SM)"). CARS(SM)represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM)are "passed through" monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust or by the existence of a subordinated class of securities. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted, certificate holders may also experience delays in payment or losses on CARS(SM)if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. For asset-backed securities, the industry standard uses a principal prepayment model, the ABS model, which is similar to the PSA described previously under "Mortgage-Related Securities". Either the PSA model, the ABS model or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in asset-backed securities.

     LENDING PORTFOLIO SECURITIES (ALL FUNDS) -- To earn additional income, a Fund may lend securities from its portfolio to brokers, dealers or other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33 1/3% of a Fund's total assets. In connection with such loans, a Fund will receive collateral which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Fund can increase its income through the investment of such collateral.

     ILLIQUID SECURITIES (ALL FUNDS, EXCEPT AS NOTED IN "CERTAIN FUNDAMENTAL POLICIES" BELOW)-- Each Fund may invest its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Illiquid securities do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933, or other restricted securities, which have been determined liquid by the Fund's Board of Trustees.


     CERTAIN FUNDAMENTAL POLICIES (ALL FUNDS, EXCEPT AS NOTED BELOW) -- Each Fund (i) may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 5% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made; (ii) may pledge, hypothecate, mortgage or otherwise encumber its assets, but only in an amount up to 10% of the value of its total assets to secure borrowings for temporary or emergency purposes, or up to 20% in connection with the purchase and sale of put and call options; (iii) may invest up to 5% of the value of its total assets in the securities of any one issuer (This restriction applies only with respect to 75% of the total assets of each); (iv) may invest up to 25% of its total assets in any single industry; and (v) may invest up to 10% of its total assets in time deposits maturing from two business days through seven calendar days. The Equity Fund may invest up to 10% of its net assets in securities that have not been registered under the Securities Act of 1933, as amended, and therefore are subject to restrictions on resale, in repurchase agreements providing for settlement in more than seven days after notice and in securities that are not readily marketable (including those options in respect of specific securities that are not traded on a national securities exchange, and the underlying security, which are not readily marketable). Subject to this limitation, the Equity Fund may invest in securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 which have been determined to be liquid by the Fund's Board of Trustees based upon the trading markets for the securities. Each of the other Funds may invest up to 10% of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in securities that are not readily marketable. Included in this limitation are "restricted" securities and any other assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation. Restricted securities for purposes of this limitation do not include investments by these Funds in securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 which have been determined to be liquid by the Fund's Board of Trustees based upon the trading markets for the securities (see "Investment Objectives and Management Policies --Rule 144A Securities" in the Additional Statement for further details). This paragraph describes fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940) of each Fund's outstanding voting shares. See "Investment Objectives and Management Policies -- Investment Restrictions" in the Additional Statement.

     OTHER INVESTMENT CONSIDERATIONS -- Investment decisions for each Fund are made independently from those of other investment advisory accounts that may be advised by the Adviser or Sub-Adviser. However, if such other investment advisory accounts are prepared to invest in, or desire to dispose of, securities of the type in which a Fund invests at the same time as the Fund, available investments or opportunities for sales will be allocated equitably to each of them. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by the Fund.

                             MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER AND ADMINISTRATOR


     Gabelli Advisers, Inc. (formerly Teton Advisers LLC prior to November 7,
1997), located at One Corporate Center, Rye, New York 10580-1434, is adviser to the Funds. The Adviser is a Delaware corporation. Gabelli and its affiliates own a majority of the Adviser. Gabelli and Gabelli Advisers are registered investment advisers. The Adviser has entered into a Sub-Advisory Agreement with Westwood.

     Under the Sub-Advisory Agreement, the Adviser pays Westwood out of its advisory fees with respect to the Funds a fee computed daily and payable monthly in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for all the Funds or (ii) 35% of the net revenues to the Adviser from the Funds. Westwood Management Corporation, formed in 1983 and located at 300 Crescent Court, Suite 1300, Dallas, TX 75201, is a registered investment adviser managing, as of September 30, 1998, an aggregate of approximately $1.7 million in separate accounts, primarily corporate pension funds. Susan M. Byrne, President of the Sub-Adviser since 1983, is responsible for the day-to-day management of the Equity Fund's portfolio, along with Kellie
R. Stark, Vice President of the Sub-Advisor since 1992. Ms. Byrne and Ms. Patricia Fraze, Executive Vice President of the Sub-Adviser since 1990, are jointly responsible for the day-to-day management of the Balanced Fund's portfolio. Westwood Management is a wholly owned subsidiary of Southwest Securities Group, Inc., a Dallas based securities firm.


     The Adviser is responsible for overseeing Westwood's activities. The Investment Advisory Agreement provides that the Adviser will supervise and manage each Fund's investment activities on a discretionary basis and oversee the administration of each Fund's business and affairs. In this connection the Adviser is responsible for maintaining certain of the Funds' books and records and performing other administrative aspects of the Funds' operations to the extent not performed by the Funds' custodians, transfer agents and dividend disbursing agents. The Adviser is permitted to subcontract at its own expense those administrative responsibilities to persons it believes are qualified to perform such services with respect to the Funds. As compensation for its services and related expenses, the Trust will pay the Adviser a fee computed daily and payable monthly in an amount equal on an annualized basis to 1.0% for the Equity Fund, .60% for the Intermediate Bond Fund and .75% for the Balanced Fund of each Fund's daily average net asset value. The fees paid by the Trust for the Equity Fund and the Balanced Fund are higher than the fees paid by most funds for such services and related expenses. The Funds will also pay the Adviser or Distributor separately for any costs and expenses incurred in connection with distribution of the classes of each Fund's shares in accordance with the terms of their respective Plans of Distribution adopted for such classes pursuant to Rule 12b-1 under the 1940 Act.

     The Adviser has retained at its own cost BISYS Fund Services, Inc. ("BISYS") (the "Sub-Administrator") to provide administrative services with respect to the Funds. BISYS has its main office at 3435 Stelzer Rd., Columbus, Ohio 43219. BISYS is a registered transfer agent and broker-dealer and acts as administrator and general distribution agent for certain other investment companies.

DISTRIBUTOR

     Gabelli & Company, Inc. serves as the distributor (the "Distributor") of the Funds and is an indirect subsidiary of Gabelli Funds, Inc. The business address of Gabelli & Company, Inc. is One Corporate Center, Rye, New York 10580-1434.

     The Funds have entered into a Distribution Agreement with the Distributor authorizing the Distributor to engage in distribution activities which include, without limitation, advertising the Funds, compensating underwriters, dealers, brokers, banks and other entities for sales of shares of the Funds and/or for providing services to shareholders of the Funds relating to their investment in the Funds. To the extent any of these payments is based on allocations by the Distributor, the Funds may be considered to be participating in joint distribution activities with other funds distributed by the Distributor. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Funds' Shares. In the unlikely event that a court were to find that these laws prevent such banks from providing the services described above, the Funds would seek alternative providers and expects that shareholders would not experience any disadvantage.

     The Funds have adopted a Rule 12b-1 Distribution Plan and Agreement (the "Plan") pursuant to which the Service Class of each Fund may pay the Distributor on a monthly basis for costs and expenses of the Distribution in connection with the distribution and marketing of Service Class shares. These costs and expenses, which are subject to a maximum limit of .35% per annum of the average daily net assets of the Intermediate Bond Fund and .50% per annum of the Service Class of the Equity Fund and the Balanced Fund, include (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees,
(iv) costs of printing prospectuses, statements of additional information and other materials to be given or sent to prospective investors, (v) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of shares of the Funds, (vi) costs of shareholder servicing which may be incurred by broker-dealers, banks or other financial institutions, and
(vii) other direct and indirect distribution-related expenses, including the provision of services with respect to maintaining the assets of the Funds. Each Fund's Service Class will pay all costs and expenses in connection with the preparation, printing and distribution of its Prospectus to current shareholders and the operation of its Plan, including related legal and accounting fees. No Service Class will be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Plan for that Fund year.

                               PURCHASE OF SHARES

     Purchase of Fund shares may be made through brokerage accounts maintained through Gabelli & Company or through any other firm with whom the Fund enters into an arrangement for the distribution of its shares on substantially identical terms as those agreed upon with Gabelli & Company. Purchases may also be made through any registered broker-dealer with whom Gabelli & Company enters into a selling agreement ("Soliciting Broker-Dealers"). Payment for the shares must be made directly to the firm through which the order was placed or to the Fund's transfer agent. Gabelli & Company may enter into selling or selected broker-dealer agreements with Soliciting Broker-Dealers pursuant to which Gabelli & Company may reallow a portion of the sales charge to Soliciting Broker-Dealers in accordance with the schedule set forth below. The reallowance to Soliciting Broker-Dealers may be changed at any time by Gabelli & Company.

     Service Class Shares of the Funds are offered with a maximum sales charge of 4.00%. The minimum initial investment is $1,000. There is no minimum initial investment for accounts establishing an Automatic Investment Plan. Custodial accounts for minor children are also available. There is no minimum for subsequent investments. Shares of the Funds are sold at the public offering price based on the net asset value per share next determined after receipt of an order by the Funds' Distributor or transfer agent in proper form with accompanying check or bank wire payment arrangements satisfactory to the Funds. Although most shareholders elect not to receive stock certificates, certificates for whole shares can be obtained on specific written request to the Transfer Agent.

     Shares of the Funds may be purchased through registered broker-dealers. Certain broker-dealers may impose the respective sales charge or otherwise may charge the investor a fee for their services. Compensation to sales persons may vary depending upon which class of shares they sell. Such fees may vary among broker-dealers, and such broker-dealers may impose higher initial or subsequent investment requirements than those established by the Funds. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of such Fund's shares in that account.


     Prospectuses, sales material and subscription order forms ("applications") may be obtained from your broker-dealer or the Distributor. The Funds and the Distributor reserve the right in their sole discretion (1) to suspend the offering of the Funds' shares and (2) to reject purchase orders when, in the judgment of the Funds' management, such rejection is in the best interest of the Funds. The calculation of net asset value per share is performed at 4:00 p.m. eastern time on each day that the NYSE is open for business. Net asset value per share is computed by dividing the value of a Fund's net assets (i.e., the value of its assets less its liabilities) by the total number of shares outstanding. All expenses of the Funds are accrued daily and taken into account for the purpose of determining net asset value.

     In determining net asset value, securities listed on an exchange are valued on the basis of the last sale price prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the mean price between bid and asked price is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Over-the-counter securities are valued on the basis of the mean price between bid and asked at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

     With respect to written options contracts, the premium received is recorded as an asset and equivalent liability, and thereafter the liability is adjusted to the market value of the option determined in accordance with the preceding paragraph. The premium paid for an option purchased by a Fund is recorded as an asset and subsequently adjusted to market value. See "Determination of Net Asset Value" in the Additional Statement.

MAIL

     To make an initial purchase by mail, contact your broker or send a completed application for Service Class shares with a check for the amount of the investment payable to: THE GABELLI WESTWOOD FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308.

     Subsequent purchases do not require a completed application and can be made by (1) mailing a check to the same address noted above or by (2) bank wire, as indicated below. The exact name and number of the shareholder's account should be clearly indicated.

BANK WIRE


     To initially purchase shares of the Funds using the wire system for transmittal of money among banks, contact your broker or telephone the Funds at 1-800-GABELLI to obtain a new account number. The investor should instruct a Federal Reserve System member bank to wire funds to: STATE STREET BANK AND TRUST COMPANY, ABA011-0000-28 REF DDA 99046187, ATTN: SHAREHOLDER SERVICES, RE: THE GABELLI WESTWOOD FUNDS, A/C, ACCOUNT OF (REGISTERED OWNER), 225 FRANKLIN STREET, BOSTON, MA 02110.


     There may be a charge by your bank for transmitting the money by bank wire but State Street Bank and Trust Company does not charge investors in the Funds for the receipt of wire transfers. If you are planning to wire funds, it is suggested that you instruct your bank early in the day so the wire transfer can be accomplished the same day.

PERSONAL DELIVERY

     Contact your broker or deliver a check made payable to "The Gabelli Westwood Funds" along with a completed subscription order form to: THE GABELLI WESTWOOD FUNDS, THE BFDS BUILDING, 7TH FLOOR, TWO HERITAGE DRIVE, NORTH QUINCY, MA 02171.

TELEPHONE INVESTMENT PLAN

     You may purchase additional shares of the Funds by telephone through your broker or the Automated Clearinghouse (ACH) system as long as your bank is a member of the ACH system and you have a completed, approved Investment Plan application on file with our Transfer Agent. The funding for your purchase will be automatically deducted from the ACH eligible account you designate on the application. Your investment will normally be credited to your Gabelli Westwood Fund account on the first business day following your telephone request. Your request must be received no later than 4:00 p.m. eastern time. There is a minimum of $100 for each telephone investment. Any subsequent changes in banking information must be submitted in writing and accompanied by a sample voided check. To initiate an ACH purchase, please call 1-800-GABELLI. Fund shares purchased through the Telephone or Automatic Investment Plan will not be available for redemption for up to fifteen (15) days following the purchase date.

AUTOMATIC INVESTMENT PLAN

     The Funds offer an automatic monthly investment plan, details of which can be obtained from the Distributor. There is no minimum initial investment for accounts establishing an automatic investment plan.

SYSTEMATIC WITHDRAWAL PLAN

     The Funds offer a systematic withdrawal program for shareholders whereby they can authorize an automatic redemption on a monthly, quarterly or annual basis. Details can be obtained from your broker or the Distributor.

OTHER INVESTORS

     No minimum initial investment is required for officers, directors or full-time employees of the Funds, other investment companies managed by the Adviser, the Sub-Adviser, the Administrator, the Distributor or their affiliates, including members, of the "immediate family" of such individuals and retirement plans and trusts for their benefit. The term "immediate family" refers to spouses, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and a sibling's children.

SALES CHARGES

     Service Class Shares of the Funds will be offered to accounts at a price equal to their net asset value plus a sales charge, as described below, on a continuous basis through entities that have entered into a Dealer Agreement with the Distributor. Shares issued through the automatic reinvestment of income dividends or capital gains are not subject to any sales charges. Each Fund would receive the entire net asset value of its shares sold to investors through reinvestment. The Distributor's commission is the sales charge shown below less any applicable discount "reallowed" to selected brokers and agents. Normally, the Distributor will reallow discounts to selected brokers and agents in the amounts indicated in the table below. From time to time, however, the Distributor may elect to reallow the entire sales charge to selected brokers or agents for all sales with respect to which orders are placed with the Distributor during a particular period. A selected broker who receives reallowance equal to or in excess of such a sales charge may be deemed an "Underwriter" under the Securities Act of 1933.

                                                                      TOTAL SALES LOAD
                                                   ------------------------------------------------------
                                                                                            DEALERS'
                                                      AS A % OF        AS A % OF         REALLOWANCE AS
AMOUNT OF TRANSACTION                              OFFERING PRICE   AMOUNT INVESTED   % OF OFFERING PRICE
---------------------                              --------------   ---------------   -------------------
Less than $100,000..........................             4.0%           4.2%                  3.5%
$100,000-$249,999...........................             3.0%           3.1%                  2.5%
$250,000-$499,999...........................             2.0%           2.0%                 1.75%
$500,000-$999,999...........................             1.0%           1.0%                 0.75%
$1,000,000 and over.........................             No Load        No Load              No Load



REDUCED SALES CHARGES

     A reduction of sales charges rates in the tables above may be obtained as follows:

     Right of Accumulation A "single purchaser" (as defined below) is entitled to a reduced sales charge and will be credited with amounts currently and previously paid to purchase shares (sold subject to a sales charge) of the Funds. The Right of Accumulation is illustrated by the following example: if a previous purchase currently valued in the amount of $95,000 had been made subject to a sales charge and the shares are still held, a current purchase of $6,000 will qualify for a 3.0% sales charge. The reduced sales charge is applicable only to current purchases. The term "single purchaser" refers to (1) an individual, (2) an individual and spouse purchasing shares of the Funds for their own account or for trust or custodial accounts for their minor children, or (3) a trustee or other fiduciary purchasing for any one trust, estate, or fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Sections 401 or 403 of the Internal Revenue Code (the "Code") but not for a group formed to acquire shares). To be entitled to a reduced sales charge for shares already owned, the investor must notify the Distributor or the Transfer Agent at the time of the purchase that he wishes to take advantage of such entitlement, and give the numbers of his accounts, and those accounts held in the name of his spouse or for minor children, the age of any such child and the specific relationship of each such person to the investor.


LETTER OF INTENT

     By initially investing at least $1,000 and submitting a Letter of Intent to the Distributor, a "single purchaser" may make purchases of shares of one of the Funds during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter.

OTHER CIRCUMSTANCES

     No sales charge is imposed on shares of the Funds: (1) sold to persons described under "Purchase of Shares --Other Investors" with respect to whom no minimum investment is required; (2) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Trust is a party;
(3) sold to charities and endowments and other tax-exempt organizations enumerated in Section 501(c)(3) of the Code; (4) sold through asset allocation programs of an affiliate of the Adviser; (5) financial institutions purchasing shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Distributor; or (6) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisers or financial planers who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planer on books and records of a broker or agent. Investors who qualify under the categories described above should contact their brokerage firm or Gabelli & Company, Inc.

                              REDEMPTION OF SHARES

     Redemption requests may be made through a brokerage firm with which the shareholder maintains a brokerage account. A shareholder desiring to redeem Fund shares represented by certificates must also present the certificates to a brokerage firm endorsed for transfer (or accompanied by an endorsed stock power), signed exactly as the shares are registered. Redemption requests involving shares represented by certificates will not be deemed received until the certificates are received by the Fund's transfer agent in proper form.

     Redemption requests made through Gabelli & Company with respect to uncertificated shares must be in writing addressed to the Fund's transfer agent at the address and in accordance with the signature guarantee procedures specified below under "Redemption by Mail" in order to be deemed in proper form or, if a brokerage account is maintained by a shareholder with Gabelli & Company, in writing, by telephone or in person. Redemption requests made through brokerage firms other than Gabelli & Company need to be made in accordance with that brokerage firm's redemption procedures.

     Upon receipt by the Distributor or the Transfer Agent of a redemption request in proper form, shares of the Funds will be redeemed at their next determined net asset value. Redemption requests received after the time as of which each Fund's net asset value is determined on a particular day will be redeemed at the next determined net asset value of such Fund on the next day that net asset value is determined. Checks for redemption proceeds will normally be mailed to the shareholder's address of record within seven days, but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been honored, which may take up to 15 days. The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in gain or loss for income tax purposes. Redemption requests may be made by letter to the Transfer Agent, specifying the name of the Fund, the dollar amount or number of shares to be redeemed, and the account number. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign) and, if any certificates for the shares to be redeemed are outstanding, presentation of such certificates properly endorsed is also required. Signatures on a redemption request and/or certificates must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities and Exchange Act of 1934, which includes certain banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations (signature guarantees by notaries public are not acceptable). Shareholders may also redeem a Fund's shares through certain registered broker-dealers, who have made arrangements with the Funds permitting them to redeem shares by telephone or facsimile transmission and who may charge shareholders a fee for this service if they have not received any payments under the Distribution Plan.

     Further documentation, such as copies of corporate resolutions and instruments of authority, are normally requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.


     If the Board of Directors should determine that it would be detrimental to the remaining shareholders of the Funds to make payment wholly or partly in cash, the Funds may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Funds, in lieu of cash, in conformity with applicable rules of the SEC. Under such circumstances, shareholders of the Funds receiving distributions in kind of securities will incur brokerage commissions when they dispose of the securities.

     The Funds may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the Exchange is closed, other than customary weekend and holiday closings; (2) the SEC has by order permitted such suspension or (3) an emergency, as defined by rules of the SEC, exists making disposal of portfolio investments or determination of the value of the net assets of the Funds not reasonably practicable.


     To minimize expenses, the Funds reserve the right to redeem, upon not less than 30 days' notice, all shares of the Funds in an account (other than an IRA) which as a result of shareholder redemption has a value below $500. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

TELEPHONE REDEMPTION BY CHECK

     The Funds accept telephone requests for redemption of unissued shares, subject to a $25,000 limitation. By calling 1-800-GABELLI, you may request that a check be mailed to the address of record on the account, provided that the address has not changed within thirty (30) days prior to your request. The check will be made payable to the person in whose name the account is registered and will normally be mailed within seven (7) days.

     The Fund and its transfer agent will not be liable for following telephone instructions reasonably believed to be genuine. In this regard, the Fund and its transfer agent require personal identification information before accepting a telephone redemption. If the Fund or its transfer agent fail to use reasonable procedures, the Fund might be liable for losses due to fraudulent instructions. A shareholder may redeem shares by telephone unless he elects in the subscription order form not to have such ability.


     Requests for telephone redemption must be received between 9:00 a.m. and 4:00 p.m. eastern time. If your telephone call is received after this time or on a day when the NYSE is not open, the request will be entered the following business day. Shares are redeemed at the net asset value next determined following your request. Fund shares purchased by check or through the automatic purchase plan will not be available for redemption for up to fifteen (15) days following the purchase. Shares held in certificate form must be returned to the Transfer Agent for redemption of shares. Telephone redemption is not available for IRAs. The proceeds of a telephone redemption may be directed to an existing account in another of the Funds, provided the account is registered in the redeeming shareholder's name. See "Exchange of Fund Shares."


BY BANK WIRE

     The Funds accept telephone requests for wire redemption in excess of $1,000 (but subject to a $25,000 limitation) to a bank predesignated either on the application or in a subsequent written authorization with the signature guaranteed. The Funds accept signature guaranteed written requests for redemption by bank wire without limitation. The proceeds are normally wired on the following business day. Your bank must be either a member of the Federal Reserve System or have a correspondent bank which is a member. Any change to the banking information made at a later date must be submitted in writing with a signature guarantee.

REINSTATEMENT PRIVILEGE

     A shareholder in any Fund who has redeemed shares may reinvest, without a sales charge, up to the full amount of such redemption at the net asset value determined at the time of the reinvestment within 30 days of the original redemption. This privilege must be affected within 30 days of the redemption and may be exercised only once. The shareholder must reinvest in the same Fund, class and account from which the shares were redeemed. A redemption is a taxable transaction and gain or loss may be recognized for Federal income tax purposes even if the reinstatement privilege is exercised. Any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, except through an adjustment in the tax basis of the shares so acquired. See "Dividends, Distribution and Taxes" for an explanation of circumstance in which sales load paid to acquire shares of the Funds may be taken into account in determining gain or loss on the disposition of those shares.

                                RETIREMENT PLANS


     The Funds have available a form of traditional Individual Retirement Account ("IRA") and a "Roth IRA" for investment in Fund shares which may be obtained from the Distributor. The minimum investment required to open an IRA for investment in shares of the Funds is $1,000 for an individual, except that both the individual and his or her spouse may establish separate IRAs if their combined investment is $1,250. There is no minimum for additional investment in an IRA account. Investors who are self-employed may purchase shares of the Funds through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh or H.R.-S.10 plans. The Funds do not currently act as Sponsor for such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans. The minimum initial investment for an individual under such plans is $1,000 and there is no minimum for additional investments. Under the Internal Revenue Code of 1986 (the "Code"), individuals may make wholly or partly tax deductible IRA contributions of up to $2,000 annually (married individuals filing joint returns may each contribute $2,000 ($4,000 in the aggregate), even where one spouse is not working, if certain other conditions are met), depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. Beginning January 1, 1998, investors may make non-deductible contributions to a Roth IRA up to $2,000 annually. Consult your tax advisor.

     Investors should be aware that they may be subject to additional tax penalties on contributions or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Code. Persons desiring information concerning investments through IRA accounts or other retirement plans should write or telephone the Distributor.


                            EXCHANGE OF FUNDS SHARES

     The Funds offer two convenient ways to exchange shares in a class of one Fund for shares in a corresponding class of another fund managed by the Adviser or its affiliates. Before engaging in an exchange transaction, a shareholder should read carefully the portions of this Prospectus or the other Prospectus(es) describing the Fund into which the exchange will occur. A shareholder may not exchange shares of a class of one Fund for shares of a corresponding class of another fund if either are not legally qualified or registered for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $1,000. No minimum is required in subsequent exchanges. The Trust may terminate or amend the terms of the exchange privilege at any time upon 60 days' written notice to shareholders.

     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order, plus any applicable sales load.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholder should receive written confirmation of the exchange within a few days of the completion of the transaction.

     In the case of transactions subject to a sales charge, the sales charge will be assessed on an exchange of shares, equal to the excess of the sales load applicable to the shares to be acquired, over the amount of any sales load previously paid to the Distributor on the shares to be exchanged. No service fee is imposed. See "Dividends, Distributions and Taxes" for an explanation of circumstances in which sales load paid to acquire shares of the Funds may not be taken into account in determining gain or loss on the disposition of those shares.

EXCHANGE BY MAIL

     To exchange Fund shares by mail, simply send a letter of instruction to your broker or the Distributor. The letter of instruction must include: (i) your account number; (ii) the names of the Funds from and into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties. All signatures must be guaranteed by a member of a national securities exchange or by a commercial bank or trust company. Corporations, trusts, partnerships or other legal entities will be required to furnish other documentation. Please call your broker or the Funds for more information.

EXCHANGE BY TELEPHONE

     To exchange Fund shares by telephone or if you have any questions, simply call your broker or the Funds toll free at 1-800-GABELLI. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the names of the Funds from and into which you wish to exchange your investment, and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


     Each Fund intends to qualify annually and to elect to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Code. The Funds did so qualify for the previous taxable year. By so qualifying and electing, each Fund generally will not be subject to Federal income tax to the extent that it distributes its investment company taxable income and net capital gains in the manner required under the Code. In addition, the Code subjects regulated investment companies, such as the Funds, to a non-deductible 4% excise tax each calendar year to the extent that such investment companies do not distribute substantially all of their taxable investment income and capital gain, generally determined on a calendar year basis and the one year period ending October 31 of each calendar year, respectively.

     Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). Investment company taxable income will be distributed annually by the Equity Fund and quarterly by the Balanced Fund. The Intermediate Bond Fund will declare distributions of such income daily and pay those dividends monthly. Each Fund intends to distribute, at least annually, substantially all net capital gains (the excess of net long-term capital gains over net short-term capital losses). Shareholders will be advised as to the amount of the capital gains distribution, which are generally taxable at a maximum rate of 20% for noncorporate shareholders (25% in the case of certain capital gains distributions from REITs). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains to reduce the amount of distributions paid. In addition, any losses incurred in the taxable year subsequent to October 31, will be deferred to the next taxable year and used to reduce subsequent year distributions (see "Dividends, Distributions and Taxes" in the Additional Statement). You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares of the class in which you are invested at the next determined net asset value without a sales load, but you will be subject to tax in the manner described herein even if you choose to have your dividends distributions reinvested in additional shares.


     Dividends from net investment income or distributions of net realized short-term securities gains to shareholders generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term gains (i.e. net capital gains) to shareholders are taxable as long-term capital gains whether received in cash or reinvested in additional shares.

     Special tax rules may apply to a Fund's acquisition of futures contracts, forward contracts, and options on futures contracts. Such rules may, among other things, affect whether gains and losses from such transactions are considered to be short-term or long-term, may have the effect of deferring losses and/or accelerating the recognition of gains or losses, and, for purposes of qualifying as a regulated investment company, may limit the extent to which a Fund may be able to engage in such transactions.

     It is anticipated that a portion of the dividends paid by the Equity Fund and the Balanced Fund will qualify for the dividends-received deduction available to corporations. The dividends paid by the Intermediate Bond Fund are not expected to so qualify. Shareholders will be notified at the end of the year as to the amount of the dividends that qualify for the dividends-received deduction.

     Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares of a Fund are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales load with respect to the newly acquired shares is reduced as a result of having incurred a sales load initially. The portion of the sales load affected by this rule will be treated as a sales load paid for the new shares.


     The Funds may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where a Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from backup withholding.


     Those Funds which may invest in securities of foreign issuers may be subject to withholding and other similar income taxes imposed by a foreign country.

     Notice as to the tax status of your dividends and distributions is mailed to you annually. You also will receive periodic summaries of your account. Dividends and distributions may be subject to state and local taxes. Dividends paid or credited to accounts maintained by non-resident shareholders may also be subject to U.S. non-resident withholding taxes as discussed above. You should consult your tax adviser regarding specific questions as to Federal, state and local income and withholding taxes.

                             PERFORMANCE INFORMATION


     A Fund may, from time to time, include its yield, if applicable, and total return in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yield and total return of the Funds are mandated by the SEC.


     Quotations of "yield" for a Fund that is not a money market fund will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

     A Fund's average annual total return is expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over periods of one, five and ten years (up to the life of the Fund or for shorter time periods depending upon the length of time during which the Fund has operated), reflect the deduction of a proportional share of Fund expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid. Total returns may be calculated either with or without the effect of the 4.00% initial maximum sales load.

     Performance information for a Fund may be compared to various unmanaged indices, such as the Standard & Poor's Composite Stock Price Index, the Dow Jones Industrial Average, Lehman Brothers Corporate/Government Bond Index, indices prepared by Lipper Analytical Services, Morningstar ratings and other entities or organizations which track the performance of investment companies.

     Performance will vary and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

                               GENERAL INFORMATION


     The Funds are series portfolios of The Gabelli Westwood Funds, a Massachusetts business trust (the "Trust") organized pursuant to an Agreement and Declaration of Trust (the "Trust Agreement"), as amended and restated on June 12, 1986. On November 17, 1998, the Board of Trustees approved the change in the name of the Trust from The Westwood Funds to The Gabelli Westwood Funds. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote and, when issued, is fully paid and non-assessable. The Board of Trustees may, in the future, authorize the issuance of other series of shares of beneficial interest representing shares of other investment portfolios which may consist of separate classes as in the case of the Funds. Each additional portfolio within the Trust is separate for investment and accounting purposes and is represented by a separate series of shares. Each portfolio will be treated as a separate entity for Federal income tax purposes.

     Each Fund is comprised of two classes of shares -- the "Retail Class" and the "Service Class." The classes have identical rights with respect to the series portfolio of which they are a part; however, there are certain matters affecting one class but not another, such as the existence of a load and the amount of permissible payments under a distribution plan, which may be considered to create a preference. On all such matters, shareholders vote as a class, and not by series. Service Class shares are sold to investors who purchase their shares through an entity that has signed a Dealer Agreement with the Distributor. Retail Class shares are sold to all other investors, including shares sold by dealers for certain retirement plans and to those who contact the Fund directly or purchase shares through an entity that has signed an agreement for other special programs (e.g., Charles Schwab & Co., Inc. or Fidelity Brokerage Services). Investors may inquire about classes of shares not offered by this prospectus by calling 1-800-GABELLI.


     Shareholders have the right to vote on the election of Trustees and on any and all matters which, by law or the provisions of the Trust's Declaration of Trust, they may be entitled to vote. All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class or series is required by law or where the matter involved affects only one class.


     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee on behalf of the Trust. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust. As described under "Management of the Funds" in the Additional Statement, the Funds ordinarily will not hold shareholder meetings; however, the Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Under the Trust Agreement, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee either by declaration in writing or by vote cast in person or by proxy at a meeting called for such purpose. In connection with the calling of such shareholder meetings, shareholders will be provided with communication assistance.

     Like other funds and business organizations around the world, the Trust could be adversely affected if the computer systems used by the Adviser and the Trust's other service providers do not properly process and calculate date-related information for the year 2000 and beyond. The Trust has been informed that the Adviser and the Trust's other service providers (i.e., Administrator, Transfer Agent, Fund Accounting Agent, Distributor and Custodian) have developed and are implementing plans to minimize the risk associated with the Year 2000 problem. These plans include the following activities: inventorying of software systems, determining inventory items that may not function properly after December 31, 1999, reprogramming or replacing such systems and retesting for Year 2000 readiness. In addition, the service providers are obtaining assurances from their vendors and suppliers in the same manner. Non-compliant Year 2000 systems upon which the Trust is dependent may result in errors and account maintenance failures. The Trust has no reason to believe that (1) the Year 2000 plans of the Adviser and the Trust's other service providers for services critical to the Trust's operations will not be completed by December 31, 1999, and (2) the costs currently associated with the implementation of their plans will have material adverse impact on the business, operations or financial condition of the Trust or its service providers.

     In addition, the Year 2000 problem may adversely affect the companies in which the Trust invests. For example, these companies may incur substantial costs to correct the problem and may suffer losses caused by data processing errors.

     Since the ultimate costs or consequences of incomplete or untimely resolution of the Year 2000 problem by the Trust's service providers are unknown to the Trust at this time, there may be costs or consequences having a material adverse impact on the Trust, its service providers and /or your account records. The Trust and the Adviser will continue to monitor developments relating to this issue.


     State Street Bank and Trust Company and its affiliate, Boston Financial Data Services, maintain a record of share ownership and send to shareholders confirmations and statements of account.

     Shareholder inquiries may be made by writing to the Gabelli Westwood Funds at One Corporate Center, Rye, New York 10580-1434, by calling 1-800-GABELLI, or through the internet at http//www.gabelli.com/westwood or e-mail:
info@gabelli.com.

     Upon request, Gabelli & Company, Inc. will provide without a charge, a paper copy of this Prospectus to investors or their representatives who received this Prospectus in an electronic format.


NO DEALER, SALESMAN, OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE ADDITIONAL STATEMENT, AND IN THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF FUND SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS, ITS INVESTMENT ADVISER, DISTRIBUTOR OR ANY AFFILIATE THEREOF. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE GABELLI WESTWOOD FUNDS
One Corporate Center
Rye, New York 10580-1434

General And Account Information:
1-(800) GABELLI
1-(800) 422-3554
Fax 1-(914) 921-5118
http://www.gabelli.com/westwood
e-mail: info @ gabelli.com


INVESTMENT ADVISER
Gabelli Advisers, Inc.
One Corporate Center
Rye, New York 10580-1434


INVESTMENT SUB-ADVISER
Westwood Management Corporation
300 Crescent Court, Suite 1300
Dallas, TX 75201

DISTRIBUTOR
Gabelli & Company, Inc.
One Corporate Center
Rye, New York 10580-1434


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


LEGAL COUNSEL
Battle Fowler LLP
75 East 55th Street
New York, New York 10022

                                TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
Fee Table ..............................................................................
Financial Highlights ...................................................................
Description of the Funds and Risk Considerations........................................
Management of the Funds ................................................................
Purchase of Shares .....................................................................
Redemption of Shares ...................................................................
Retirement Plans .......................................................................
Exchange of Funds Shares ...............................................................
Dividends, Distributions and Taxes .....................................................
Performance Information ................................................................
General Information ....................................................................

                                       THE

                                     GABELLI

                                    WESTWOOD

                                      FUNDS

                                   Equity Fund
                                  Balanced Fund
                             Intermediate Bond Fund






                                  SERVICE CLASS
                                   PROSPECTUS

                                -----------------

                                DECEMBER 21, 1998

                                -----------------

                           THE GABELLI WESTWOOD FUNDS

                                     PART B

                      (STATEMENT OF ADDITIONAL INFORMATION)


                                                               December 21, 1998

         The Gabelli Westwood Funds (the "Trust") is an open-end, diversified, management investment company, known as a mutual fund, which currently consists of six separate investment portfolios referred to as the Gabelli Westwood Equity Fund (the "Equity Fund"), the Gabelli Westwood SmallCap Equity Fund (the "SmallCap Fund"), the Gabelli Westwood Mighty Mites(SM) Fund (the "Mighty Mites Fund"), the Gabelli Westwood Realty Fund (the "Realty Fund"), the Gabelli Westwood Intermediate Bond Fund (the "Intermediate Bond Fund") and the Gabelli Westwood Balanced Fund (the "Balanced Fund") (collectively, the "Funds"). Each Fund is authorized to issue two separate classes of shares, referred to as the "Service Class" and the "Retail Class". The SmallCap Fund, Mighty Mites Fund and Realty Fund are currently offering only Retail Class shares.

         This Statement of Additional Information ("Additional Statement") provides information about both classes of shares. It is not a prospectus, but supplements, and should be read in conjunction with the Funds' current Prospectus, dated December 21, 1998, as it may be revised from time to time. To obtain a copy of the Funds' Prospectus, please write to the Funds at One Corporate Center, Rye, New York 10580, call (800) GABELLI (1-800-422-3554) or via Internet http://www.gabelli.com/westwood.

         Gabelli Advisers, Inc. (formerly Teton Advisers LLC) (the "Adviser") serves as the Funds' investment adviser and administrator. Westwood Management Corporation (the "Sub-Adviser") serves as sub-adviser to the Funds, with the exception of the Mighty Mites Fund for which the Adviser is responsible for the management of such Fund's portfolio.


         Gabelli & Company, Inc. serves as the Funds' distributor (the "Distributor").

                                TABLE OF CONTENTS

                                                                                                              Page
                                                                                                              ----
General Information and History                                                                               B-2
Investment Objectives and Management Policies                                                                 B-2
Management of the Funds                                                                                       B-18
Investment Advisory and Other Services                                                                        B-24
Purchase and Redemption of Shares                                                                             B-29
Determination of Net Asset Value                                                                              B-29
Shareholder Services                                                                                          B-29
Dividends, Distributions and Taxes                                                                            B-30
Performance Information                                                                                       B-34
Information About the Funds                                                                                   B-37
Custodian, Transfer and Dividend Disbursing Agent, Counsel and Independent Accountants                        B-38
Appendix                                                                                                      B-39
Financial Statements                                                                                          B-41

GENERAL INFORMATION AND HISTORY


         The Adviser, which was organized in 1994, is a registered investment adviser and is a subsidiary of Gabelli Funds, Inc., which was organized in 1980 and is currently a registered investment adviser to thirteen other management investment companies with aggregate assets under management of $6 billion as of September 30, 1998. The Adviser is a Delaware corporation and was formally known as Teton Advisers LLC. The business address of Gabelli Advisers, Inc. is One Corporate Center, Rye, New York 10580-1434. GAMCO Investors, Inc. ("GAMCO"), a wholly-owned subsidiary of Gabelli Funds, Inc., acts as investment adviser for individuals, pension and profit sharing trusts, institutions and endowments. As of September 30, 1998 GAMCO had aggregate assets in excess of $6.7 billion under management. Gabelli Fixed Income LLC is an affiliated investment adviser to The Treasurer's Fund, Inc. and separate accounts for individuals and institutions with aggregate assets in excess of $1.2 billion.

         On August 20, 1991, the Board of Trustees approved the change in the name of the Trust from "The Westwood Fund" to "The Westwood Funds" and the name of the Trust's initial series of shares from "The Westwood Fund" to "Westwood Equity Fund". In addition, at the same time the Board authorized the designation of three new series of shares of the Trust, "Westwood Intermediate Bond Fund", "Westwood Cash Management Fund," and "Westwood Balanced Fund". The Board authorized the designation of the "Westwood SmallCap Equity Fund" and "Westwood Realty Fund" series shares of the Trust on February 25, 1997. On November 18, 1997, the Board of Trustees approved the change in the name of the Trust from "The Westwood Funds" to "The Gabelli Westwood Funds" and names of each series to include the name "Gabelli" before the name "Westwood" (i.e., "Gabelli Westwood SmallCap Equity Fund"). On November 18, 1997, the Board of Trustees then authorized the designation of the "Gabelli Westwood Mighty Mites Fund" series of shares of the Trust.


         The Trust operates a multi-class structure pursuant to Rule 18f-3 of the Investment Company Act of 1940 and the Board of Trustees has authorized pursuant thereto the designation of two separate classes of shares in each Fund referred to as "Retail Class" and "Service Class" shares.




INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

         THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE FUNDS' PROSPECTUS ENTITLED "DESCRIPTION OF THE FUNDS AND RISK CONSIDERATIONS".


         The Funds will not (i) invest in real estate limited partnerships (except the Realty Fund which may also invest in publicly traded master limited partnerships), (ii) engage in the short-selling of securities, (iii) engage in arbitrage, or (iv) as a fundamental policy, issue senior securities (collateral arrangements with regard to initial and variation margin on futures and options transactions shall not be considered the issuance of a senior security), except as permitted by Investment Restriction No. 7 set forth under "Investment Restrictions" below. However, the Mighty Mites Fund may engage in short-selling of securities or in arbitrage.





CERTIFICATES OF DEPOSIT (ALL FUNDS). Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit (CDs) may be purchased by the Funds are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.

         The Funds may purchase CDs issued by banks, savings and loan associations and similar institutions with less than one billion dollars in assets, which have deposits insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC, provided a Fund purchases any such CD in a principal amount of no more than $100,000, which amount would be fully insured by the FDIC. Interest payments on such a CD are not insured by the FDIC. A Fund would not own more than one such CD per issuer.

INVESTMENT COMPANY SECURITIES (ALL FUNDS). Each Fund may purchase securities of investment companies in the open market where no commission except the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total voting stock of any one closed-end investment company, (ii) 5% of the Fund's net assets with respect to any one closed-end investment company and
(iii) 10% of the Fund's net assets in the aggregate, or may receive such securities as part of a merger or consolidation.


REAL ESTATE INVESTMENT SECURITIES ("REITS") (ALL FUNDS). The Funds may invest in REITs and real estate operating companies, as well as other types of real estate securities such as publicly traded common stock, preferred stock, limited partnerships (including real estate master limited partnerships), rights or warrants to purchase common stock or convertible securities of corporations engaged in real estate development or companies whose financial prospects are deemed by the Adviser to be real estate oriented and consistent with the Fund's investment objectives. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Funds will not invest directly in real estate, the Funds may invest in securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs or other real estate securities is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-throughs of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.


         REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.


CALL AND PUT OPTIONS ON SECURITIES (THE EQUITY FUND, BALANCED FUND, SMALLCAP FUND, MIGHTY MITES FUND AND REALTY FUND). A Fund may engage in options transactions, such as purchasing call and put options on securities and writing covered call and put options on securities. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on a Fund's portfolio securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.


         Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the money," respectively. A Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.


         So long as a Fund's obligation as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the national securities exchange on which the option is written.

         An options position may be closed out only where there exists a secondary market for an option of the same series on a recognized national securities exchange or in the over-the-counter market. As a result, and because of current trading conditions, the Funds expect to purchase only call or put options issued by the Clearing Corporation. The Funds expect to write options on national securities exchanges and in the over-the-counter market.

         While it may choose to do otherwise, a Fund generally purchases or writes only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the facilities of the Clearing Corporation and the national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         A covered call option written by the Fund, which is a call option with respect to which the Fund owns the underlying security, exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option sold by a Fund exposes the Fund during the term of the option to a decline in price of the underlying security. A put option sold by a Fund is covered when, among other things, cash, cash equivalents or U.S. Government securities or other liquid debt securities are placed in a segregated account to fulfill the obligation undertaken.

         A Fund treats options in respect of specific securities that are not traded on a national securities exchange, and the underlying security, as not readily marketable and, therefore, subject to the limitations under "Certain Fundamental Policies" below.


STOCK INDEX OPTIONS (THE EQUITY FUND, THE BALANCED FUND, THE SMALLCAP FUND, THE MIGHTY MITES FUND AND THE REALTY FUND). A Fund may purchase and write put and call options on stock indexes listed on national securities exchanges in order to realize its investment objectives or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes are also based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.


         Options on stock indexes are similar to options on stock except that
(a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the difference between the closing level of the stock index upon which the option is based and the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes is subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

         A Fund engages in stock index option transactions only when determined by the Adviser to be consistent with the Fund's investment objectives. There can be no assurance that the use of these portfolio strategies will be successful. When a Fund writes an option on a stock index, the Fund will place in a segregated account with its custodian, cash or U.S. Government securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or the Fund will otherwise cover the transaction. Although a Fund intends to purchase or write only those stock index options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain stock index options, with the result that a Fund would have to exercise those options which it has purchased in order to realize any profit. With respect to stock index options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a covered position with respect to any call option it writes, the Fund may not sell the underlying securities used as cover during the period it is obligated under an option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

FUTURES TRANSACTIONS -- IN GENERAL (ALL FUNDS). In connection with its futures transactions, a Fund will establish and maintain at its custodian bank or qualified futures commission merchant a segregated account consisting of cash or other high quality liquid securities as determined by the Board of Trustees in an amount generally equal to the market value of the underlying commodity less any amount deposited as margin. The segregation of such assets will not have the effect of limiting a Fund's ability to otherwise invest those assets.


         Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents equal to approximately 5% to 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position at the then prevailing price, which will operate to terminate the Fund's existing position in the contract.


         Although a Fund will intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

         In addition, due to the risk of an imperfect correlation between securities in the Fund's portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indexes, the risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as accurately anticipated when the hedge is established.


INTEREST RATE FUTURES CONTRACTS (THE BALANCED FUND AND THE INTERMEDIATE BOND
FUND). These Funds may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.


         Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although the sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. Government securities and the Adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Adviser expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher yielding short-term securities or waiting for the long-term market to stabilize.


STOCK INDEX FUTURES CONTRACTS (THE EQUITY FUND, THE BALANCED FUND, THE SMALLCAP FUND, THE MIGHTY MITES FUND AND THE REALTY FUND). These Funds may enter into stock index futures contracts in order to protect the value of their common stock investments. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.


         The Funds intend to utilize stock index futures contracts only for the purpose of attempting to protect the value of their common stock portfolios in the event of a decline in stock prices and, therefore, usually will be sellers of stock index futures contracts. This risk management strategy is an alternative to selling securities in a portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect a Fund against an increase in prices of stocks which the Fund intends to purchase. If a Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If a Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Funds also may buy or sell stock index futures contracts to close out existing futures positions.

         A Fund will intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. While incidental to its securities activities, a Fund may use stock index futures as a substitute for a comparable market position in the underlying securities.

         There can be no assurance of a Fund's successful use of stock index futures as a hedging device. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index because of certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than the margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

         Successful use of stock index futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, a Fund will lose part or all of the benefit of the increased value of its stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES (ALL FUNDS). The Funds may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract at a specified exercise price at any time during the option period. Upon exercise of the option, the writer of the option is obligated to convey the appropriate futures position to the holder of the option. If an option is exercised on the last trading day before the expiration date of the option, a cash settlement will be made in an amount equal to the difference between the closing price of the futures contract and the exercise price of the option.

         The Funds may use options on futures contracts solely for bona fide hedging or other appropriate risk management purposes. If a Fund purchases a call (put) option on a futures contract, it benefits from any increase (decrease) in the value of the futures contract, but is subject to the risk of decrease (increase) in value of the futures contract. The benefits received are reduced by the amount of the premium and transaction costs paid by a Fund for the option. If market conditions do not favor the exercise of the option, a Fund's loss is limited to the amount of such premium and transaction costs paid by the Fund for the option.

         If a Fund writes a call (put) option on a futures contract, the Fund receives a premium but assumes the risk of a rise (decline) in value in the underlying futures contract. If the option is not exercised, a Fund gains the amount of the premium, which may partially offset unfavorable changes due to interest rate or currency exchange rate fluctuations in the value of securities held or to be acquired for the Fund's portfolio. If the option is exercised, a Fund will incur a loss, which will be reduced by the amount of the premium it receives. However, depending on the degree of correlation between changes in the value of its portfolio securities (or the currency in which they are denominated) and changes in the value of futures positions, a Fund's losses from writing options on futures may be partially offset by favorable changes in the value of portfolio securities or in the cost of securities to be acquired.

         The holder or writer of an option on futures contracts may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (ALL FUNDS). The Funds may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

         The Funds may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, a Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

         The Funds will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Funds' custodian will place cash or liquid high grade debt securities into a segregated account of a Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts.

         The Funds generally will not enter into a forward contract with a term of greater than one year. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time.

         While the Funds will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge or may expose the Fund to risk of foreign exchange loss.

SHORT SALES AGAINST THE BOX (MIGHTY MITES FUND). The Mighty Mites Fund may sell securities "short against the box." While a short sale is the sale of a security that the Mighty Mites Fund does not own, it is "Against the box" if at all times when the short position is open the Mighty Mites Fund owns an equal amount of securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale.

         The Mighty Mites Fund may make a short sale in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Mighty Mites Fund or security convertible into, or exchangeable for, the security, or when the Mighty Mites Fund does not want to sell the security it owns, because among other reasons, it wishes to defer recognition of gain or loss for U.S. federal income tax purposes. The Mighty Mites Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Mighty Mites Fund, because the Mighty Mites Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.


LENDING PORTFOLIO SECURITIES (ALL FUNDS). To a limited extent, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Funds consider collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Funds to be the equivalent of cash. Such loans may not exceed 33-1/3% of a Fund's total assets. From time to time, a Fund may return to the borrower and/or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.


         The SEC currently requires that the following conditions must be met whenever a Fund's portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Funds' Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.


         Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

RULE 144A SECURITIES (ALL FUNDS). The Funds have adopted fundamental policies with respect to investments in illiquid securities (see Investment Restrictions Nos. 10 and 11 below). Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


         Each Fund may invest up to 5% (except for the SmallCap Fund, Mighty Mites _ Fund and Realty Fund which may invest up to 15%) of its net assets in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering". Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional inventors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will be treated as illiquid and subject to each Fund's investment restriction on illiquid securities.


         The Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD"). Consequently, it is the intent of the Funds to invest, pursuant to procedures established by the Board of Trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.


         The Adviser will monitor the liquidity of restricted securities in a Fund's portfolio under the supervision of the Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities which the trustees consider to be illiquid to assure that the total of all such Rule 144A securities held by a Fund (except for the SmallCap Fund, Mighty Mites _ Fund and Realty Fund, which may invest up to 15%) does not exceed 5% of the Fund's average daily net assets.


INVESTMENT RESTRICTIONS. The Funds have adopted the following restrictions as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940 (the "Act")) of each Fund's outstanding voting shares. Each Fund, except as otherwise indicated, may not:

         1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer. This restriction applies only with respect to 75% of each Fund's total assets.

         2. Purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer. This restriction applies only with respect to 75% of each Fund's total assets.

         3. Each Fund, other than the Mighty Mites Fund, may not purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of a Fund's investments in all such companies to exceed 5% of the value of its total assets.


         4. Purchase or retain the securities of any issuer if the officers or Trustees of the Funds or the officers or Directors of the Adviser who individually own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.


         5. Purchase, hold or deal in commodities or commodity contracts, but the Funds may engage in transactions involving futures contracts and related options, including the futures and related options transactions as described in the Prospectus and Additional Statement.


         6. Purchase, hold or deal in real estate, or oil and gas interests, but the Funds may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate.


         7. Borrow money or pledge, mortgage or hypothecate its assets, except as described in the Funds' Prospectus and the Additional Statement and in connection with entering into futures contracts, but the deposit of assets in escrow in connection with the writing of covered call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margins for futures contracts will not be deemed to be pledges of a Fund's assets.

         8. Lend any funds or other assets except through the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, or the purchase of bankers' acceptances and commercial paper of corporations. However, each Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Funds' Trustees.


         9. Act as an underwriter of securities of other issuers.

         10. The Equity Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, including certain securities which are subject to legal or contractual restrictions on resale, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested. This restriction applies to those options in respect of specific securities that are not traded on a national securities exchange, and the underlying security, which are not readily marketable.

         11. Each Fund, other than the Equity Fund, may not enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 10% (15% for the SmallCap, Mighty Mites _ and Realty Funds) of the value of a Fund's net assets would be so invested. Included in this category are "restricted" securities and any other assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation. Restricted securities for purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 which have been determined to be liquid by the Fund's Board of Trustees based upon the trading markets for the securities.

         12. Enter into time deposits maturing in more than seven days and time deposits maturing from two business days through seven calendar days will not exceed 10% of a Fund's total assets.

         13. Invest in the securities of a company for the purpose of exercising management or control, but each Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

         14. Purchase securities on margin, but the Funds may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Funds may make margin payments in connection with transactions in options and futures.


         15. Purchase or sell put and call options, or combinations thereof, except as set forth in the Prospectus and Additional Statement.


         16. Invest more than 25% of its assets in investments in any particular industry or industries, provided that, when a Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements in respect of the foregoing.

         17. The Equity Fund shall not purchase warrants in excess of 2% of net assets. (For purposes of this restriction, such warrants shall be valued at the lower of cost or market, except that warrants acquired by the Equity Fund in units or attached to securities shall not be included within this 2% restriction.) The Balanced Fund shall not invest more than 5% of its net assets in warrants, no more than 2% of which may be invested in warrants which are not listed on the New York or American Stock Exchanges.

         18. Issue senior securities.

         The limitations set forth above in Restriction No. 1 do not apply with respect to securities issued by the U.S. Government, its agencies or instrumentalities.

         If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                             MANAGEMENT OF THE FUNDS

         Trustees and officers of the Funds, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is deemed to be an "interested person" of the Funds, as defined in the Act, is indicated by an asterisk.

TRUSTEES AND OFFICERS OF THE FUNDS


ANTHONY J. COLAVITA, (63) TRUSTEE.

         President and Attorney at Law in the law firm of Anthony J. Colavita, P.C. since 1961; Director or Trustee of 12 other Gabelli funds. His address is One Corporate Center, Rye, New York 10580.

JAMES P. CONN, (60) TRUSTEE.

         Managing Director/Chief Investment Officer, Financial Security Assurance, since 1992. Director of Meditrust Corp., First Republic Bank,

Director or Trustee of 4 other Gabelli funds. His address is One Corporate Center, Rye, New York 10580.

WERNER ROEDER, M.D., (58) TRUSTEE.

         Director of Surgery, Lawrence Hospital and practicing private physician. Director of 6 other Gabelli funds. His address is One Corporate Center, Rye, New York 10580.

KARL OTTO POHL*, (69) TRUSTEE.

         Partner of Sal Oppenheim Jr. & Cie (private investment bank); Currently Board Member of IBM World Trade Europe/Middle East/Africa Corp.; Bertelsmann AG; Zurich Versicherungs-Gesellschaft (insurance); the International Council for JP Morgan & Co.; Supervisory Board Member of Royal Dutch (petroleum company) ROBECo/o Group; Advisory Director of Unilever N.V. and Unilever Deutschland; Former President of the Deutsche Bundesbank and Chairman of its Central Bank Council from 1980 through 1991.; Director/Trustee of all the funds in the Gabelli family of funds. His address is One Corporate Center, Rye, New York 10580.

SUSAN M. BYRNE*, (52) TRUSTEE.

         President and CEO of Westwood Management Corporation since 1983. Her address is 300 Crescent Court, Suite 1300, Dallas, TX 75201.


         All of the Funds' Trustees were elected at a meeting of shareholders held on September 30, 1994 except Mr. Pohl, who was elected by the Board of Trustees on August 8, 1997 to begin serving on the Board on October 6, 1997. Ordinarily, there will be no further meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of not less than two-thirds of the Fund's outstanding shares may remove a Trustee through a declaration in writing or by vote casting person or by proxy at a meeting called for that purpose. In accordance with the Act and the Trust's Agreement and Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.


         The Trust does not pay any remuneration to its officers and Trustees other than fees and expenses to Trustees who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, Sub-Adviser or the Distributor, which totaled for all such Trustees $15,966 for the fiscal year ended September 30, 1998. Each Trustee other than Susan Byrne is paid an annual fee of $2,500 and $500 for each meeting attended.

                               COMPENSATION TABLE


                                                                                         Total Compensation
                                                                    Aggregate            from the Fund and
Name of Person,                                                     Compensation         Fund Complex
Position                                                            From the Fund        Paid to Trustees*
--------                                                            -------------        -----------------
Susan M. Byrne                                                         $    0                  $     0
  President
Anthony J. Colavita                                                    $3,870                  $81,500 (13)
  Trustee
Karl Otto Pohl                                                         $3,966                  $98,466 (15)
  Trustee
Werner Roeder, M.D.                                                    $3,870                  $25,000 (7)
  Trustee
James P. Conn                                                          $3,870                  $46,000 (5)
  Trustee

-----------


* Represents the total compensation paid to such persons during the year ended December 31, 1998. The parenthetical number represents the number of investment companies (including the Fund) from which such person received compensation that are considered part of the same fund complex as the Fund, because, among other things, they have a common investment adviser.



EXECUTIVE OFFICERS OF THE FUNDS NOT LISTED ABOVE

BRUCE N. ALPERT, (46) VICE PRESIDENT AND TREASURER.


         Director and President of the Adviser. Vice President and Chief Operating Officer of the Investment Advisory Division of Gabelli Funds, Inc. since 1988, an officer of all funds advised by Gabelli Funds, Inc. and its affiliates. His address is One Corporate Center, Rye, New York 10580.

PATRICIA R. FRAZE, (54) VICE PRESIDENT.


         Senior Vice President of the Sub-Adviser, fixed income analyst and portfolio manager since April 1990. Her address is 855 Third Avenue, New York, NY 10022.

LYNDA J. CALKIN, (47) VICE PRESIDENT.


         Senior Vice President of the Sub-Adviser, small cap portfolio manager since 1993. Previously, Vice President and Portfolio Manager for Hourglass Capital Management Inc.



JAMES E. MCKEE, (34) SECRETARY.

         Secretary of the Adviser since 1995. Vice President and General Counsel of Gabelli Funds, Inc.; Secretary of all Funds advised by Gabelli Funds, Inc. since August 1995. Vice President and General Counsel of GAMCO Investors Inc. since 1993. Formerly Branch Chief of the U.S. SEC in New York from 1992 through 1993. Staff attorney with the SEC in New York from 1989 through 1992. His address is One Corporate Center, Rye, New York 10580.

         As of November 13, 1998, the Officers and Trustees of the Funds, as a group, owned 1.0% of the Gabelli Westwood Intermediate Bond Fund, 7.2% of the Gabelli Westwood Realty Fund, and 1.5% of the Gabelli Westwood SmallCap Equity Fund. In the case of Funds other than the aforementioned funds, the Officers and Trustees of the Funds, as a group, owned less than 1% of each class of such Funds.

         The following persons were known by the Funds to own of record 5% or more of the outstanding voting securities of any Fund on November 2, 1998:




          NAME AND ADDRESS                                                    PERCENTAGE
        OF HOLDER OF RECORD                                                     OF FUND
        -------------------                                                     -------

                                   EQUITY FUND

RETAIL CLASS
Charles Schwab & Co., Inc.                                                       31.75%          *
Special Custody Account
FBO Ben of Custs
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

The Bank of Tokyo Trust Co. TTEE                                                 11.97%          *
FBO The Komatsu Dresser Co. Sav. Plan
Pension & Investment
Attn: Melissa Kruppa
1251 Avenue of Americas
New York NY 10020

SERVICE CLASS
Southwest Securities Inc, FBO                                                    10.51%
Kenneth Reiser & Caroline P. Reiser JTWROS
P.O. Box 509002
Dallas, TX 75280-9002

Billy M. Willis                                                                   5.16%
1118 Victoria
Nacogdoches, TX 75961-3056



                                  BALANCED FUND
Charles Schwab & Co., Inc.                                                       43.70%          *
Special Custody Acct
FBO Ben of Custs
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

          NAME AND ADDRESS                                                    PERCENTAGE
        OF HOLDER OF RECORD                                                     OF FUND
        -------------------                                                     -------


                              SMALLCAP EQUITY FUND
RETAIL CLASS
Wendel & Co.                                                                    55.85%           *
A/C659115
c/o Bank of New York
Attn: Ellen Whalen
1 Wall Street
New York, NY 10286

                                MIGHTY MITES FUND

Gabelli Funds, Inc.                                                             41.10%
Attn.: John Fodera
One Corporate Center
Rye, NY 10580-1442

Charles Schwab & Co. Inc.                                                        5.09%
Reinvest Acct.
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122


                                   REALTY FUND
RETAIL CLASS
Charles Schwab & Co., Inc.                                                       8.27%
Special Custody Account
FBO Ben of Custs
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

TCTCO                                                                           15.23%
200 Crescent Ct. Ste 1300
Dallas, TX 75201-7838

                             INTERMEDIATE BOND FUND

RETAIL CLASS
TCTCO                                                                           22.12%
200 Crescent Ct. Suite 1300
Dallas, TX 75201-7838

Southwest Securities, Inc. FBO                                                   23.22%          *
Guarantee & Trust Co. Trial Management Agreement
P.O. Box 509 002
Dallas, TX 75250

Westwood Trust                                                                   13.57%
Corporate Account
200 Crescent Ct. Suite 1300
Dallas, TX 75201-7838


*        Beneficial ownership is disclaimed.

         Beneficial ownership of shares representing 25% or more of the outstanding shares of each class of the Funds may be deemed to have control, as that term is defined in the 1940 Act.

                     INVESTMENT ADVISORY AND OTHER SERVICES


         THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE FUNDS' PROSPECTUS ENTITLED "MANAGEMENT OF THE FUNDS."


         INVESTMENT ADVISORY AGREEMENTS. The Adviser retains Westwood Management Corporation ("Westwood" or the "Sub-Adviser") to furnish investment advice and manage the Funds' assets (the "Sub-Advised Funds"), with the exception of the Mighty Mites Fund for which the Adviser is responsible for the management of such Fund's portfolio.


         Each Advisory and Sub-Advisory Agreement is subject to annual approval by (i) the Board of Trustees or (ii) vote of a majority (as defined in the Act) of the outstanding voting securities of each applicable Fund, provided that in either event the continuance also is approved by a majority of the Trustees who are not "interested persons" (as defined in the Act) of the applicable Funds or the Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable without penalty, on 60 days' notice, by the applicable Funds' Board of Trustees or by vote of the holders of a majority of each applicable Fund's shares, or by the Adviser, upon not less than 60 days' notice with respect to the Investment Advisory Agreement for each applicable Fund. Each Advisory Agreement will terminate automatically in the event of its assignment (as defined in the Act).

         The Sub-Adviser manages each applicable Fund's portfolio of investments in accordance with the stated policies of each applicable Fund, subject to the approval of the Board of Trustees. The Sub-Adviser is responsible for investment decisions, and provides each applicable Fund with Investment Officers who are authorized by the Board of Trustees to execute purchases and sales of securities. The applicable Funds' Investment Officers are Susan M. Byrne, Lynda Calkin, and Patricia N. Fraze. All purchases and sales are reported for the Trustees' review at the meeting subsequent to such transactions.

         The fees paid to the Adviser are allocated between the classes of shares based upon the amount of assets in each such class. As compensation for its services under the Advisory Agreement, the Adviser is paid a monthly advisory fee.


         As compensation for its advisory and administrative services under the Advisory Agreement for the SmallCap Fund, the Realty Fund, the Equity Fund, the Mighty Mites Fund, the Intermediate Bond Fund and the Balanced Fund, Gabelli Advisers is paid a monthly fee based upon the average daily net asset value of each Fund, at the following annual rates: 1.0%, 1.0%, 1.0%, 1.0%, .60% and .75%, respectively. Under the Sub-Advisory Agreement the Adviser pays Westwood out of its advisory fees with respect to the Funds, with the exception of the Mighty Mites Fund, a fee computed daily and payable monthly in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for the Funds or (ii) 35% of the net revenues to the Adviser from the Funds.


                                  ADVISORY FEES
                   EARNED AND WAIVED BY GABELLI ADVISERS, INC.
                         FOR THE YEAR ENDED SEPTEMBER 30



                                        1998                          1997                         1996
                             ---------------------------- ----------------------------- ----------------------------
                                EARNED         WAIVED        EARNED         WAIVED         EARNED        WAIVED
                                ------         ------        ------         ------         ------        ------
Equity Fund                     $1,759,265      N/A            $700,389        $38,601      $214,970        $82,555
Balanced Fund                     $905,501      N/A            $419,264        $43,972      $178,593        $93,020
SmallCap Equity Fund              $119,031      N/A             $24,918        $14,207      N/A            N/A
Mighty Mites Fund                  $12,543      N/A            N/A            N/A           N/A            N/A
Realty Fund                        $20,515      N/A            N/A            N/A           N/A            N/A
Intermediate Bond Fund             $39,002      N/A             $33,052        $32,389       $31,128        $31,128

         The Adviser is responsible for overseeing Westwood's activities as Sub-Adviser for the Sub-Advised Funds. Westwood assumes general supervision over placing orders on behalf of the Sub-Advised Funds for the purchase or sale of portfolio securities and the Adviser performs this function for the Mighty Mites Fund. Allocation of brokerage transactions, including their frequency, is made in the best judgment of Westwood (the Adviser in the case of the Mighty Mites _
Fund) and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement Westwood's (the Adviser's in the case of the Mighty Mites _ Fund) research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by Westwood (the Adviser in the case of the Mighty Mites _ Fund) and the fee for Westwood (the Adviser in the case of the Mighty Mites Fund) is not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to Westwood (the Adviser in the case of the Mighty Mites Fund) in serving both the Funds and other accounts it manages and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Westwood (the Adviser in the case of the Mighty Mites Fund) in carrying out its obligations to the Funds, although not all of these services are necessarily useful and of value in managing the Funds. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. While Westwood (the Adviser in the case of the Mighty Mites Fund) generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commissions available.

         As permitted by section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), Westwood (the Adviser in the case of the Mighty Mites Fund) may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to Westwood (the Adviser in the case of the Mighty Mites Fund) an amount of undisclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction. Westwood may also effect transactions through a broker affiliated with the Adviser and Southwest Securities Group, Inc. subject to compliance with the 1940 Act.

         Neither the Funds, the Adviser, nor the Sub-Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided. Based on such determinations, the Adviser has allocated brokerage commission of $1,772 on portfolio transactions in the principal amount of $506,125 during fiscal year ended September 30, 1998, to various broker-dealers that have provided research services to the Adviser. The average commission on these transactions was $.05 per share.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Westwood (the Adviser in the case of the Mighty Mites Fund) may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

         Portfolio turnover may vary from year to year, as well as within a year. For the fiscal years ended September 30, 1998 and September 30, 1997, the turnover rates were 77% and 61% in the case of the Equity Fund, 232% and 628% in the case of the Intermediate Bond Fund, 77% and 110% in the case of the Balanced Fund, 200%
and 146% in the case of the SmallCap Equity Fund, 18% and 0% in the case of the Mighty Mites Fund and 142% and 0% in the case of the Realty Fund; however, in periods in which extraordinary market conditions prevail, the Adviser will not be deterred from changing investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

                           BROKERAGE COMMISSIONS PAID*
                         FOR THE YEAR ENDED SEPTEMBER 30



                                                          1998                  1997                  1996
                                                          ----                  ----                  ----

Equity Fund                                               $451,706              $154,989               $48,678
Balanced Fund                                             $221,346               $69,311               $36,359
SmallCap Equity Fund                                       $53,080               $21,208                   N/A
Mighty Mites  Fund                                          $4,771                   N/A                   N/A
Realty Fund                                                 $8,067                   N/A                   N/A
Intermediate Bond Fund                                        $750                    $0                    $0



* None of these amounts were paid to affiliates except for the Mighty Mites Fund, which paid $554 to affiliates, which is 11.61% of total commissions paid, or 9.80% of the aggregate dollar amount of transactions involving commissions paid to affiliates.


         The Adviser is responsible for overseeing the administration of each Fund's business and affairs, including the maintenance of certain of the Funds' books and records and the performance of other administrative aspects of the Funds' operations to the extent not performed by the Funds' custodians, transfer agents and dividend disbursing agents. The Adviser is permitted to subcontract at its own expense the administrative responsibilities to persons it believes are qualified to perform such services and has retained BISYS Fund Services, Inc. ("BISYS") to provide administrative services with respect to the Funds. Pursuant to the Sub-Administration Contracts, BISYS provides management and administrative services necessary for the operation of the Funds, including, among other things, (i) preparation of shareholder reports and communications,
(ii) regulatory compliance, such as reports to and filings with the SEC and state securities commissions and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds' Adviser and Sub-Adviser, transfer agent, custodians, independent accountants, legal counsel and others. In addition, Gabelli Advisers, Inc. furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Trustees affiliated with Gabelli Funds, Inc.


DISTRIBUTION OF FUND SHARES. The Funds have retained Gabelli & Company, Inc. to serve as principal underwriter and distributor (the "Distributor") for the shares of the Funds pursuant to Distribution Contracts (the "Distribution Contracts"). The Distribution Contracts provide that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as to sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

         For the fiscal year ended September 30, 1998, the purchasers of fund shares paid $51,000 and $110,823 in sales charges for sales of Service Class shares of the Equity Fund and the Balanced Fund, respectively. Of those amounts, $6,633 and $14,617 were retained by the Distributor.


         For the fiscal year ended September 30, 1997, the purchasers of fund shares paid $33,750 and $207,478 in sales charges for sales of Service Class shares of the Equity Fund and the Balanced Fund, respectively. Of those amounts, $4,500 and $12,518 were retained by the Distributor.

         The Funds have adopted on behalf of the Service Class shares of each Fund a Rule 12b-1 Distribution Plan and Agreement (the "Service Class Plan") and on behalf of the Retail Class shares of each Fund, a Plan of Distribution Pursuant to Rule 12b-1 (the "Retail Class Plan") pursuant to which each Class of shares of the Funds makes payments to the Distributor on a monthly basis in amounts described in the Prospectus in connection with distribution of shares of such class, respectively. The Board of Trustees has concluded that there is a reasonable likelihood that the Retail Class Plan and Service Class Plan will benefit these classes and their shareholders, respectively.


         Each Plan provides that it may not be amended to increase materially the payment made by each Class pursuant to such Plan without shareholder approval and that other material amendments of such Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the Act) of the Funds nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement (the "non-interested Trustees"), by a vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Funds' Trustees have been committed to the discretion of the non-interested Trustees. The Service Class Plan was approved by Service Class shareholders on January 15, 1991, and the Retail Class Plan was approved by Retail Class shareholders on September 30, 1994. On August 8, 1997, the Board of Trustees, including a majority of the non-interested Trustees, amended the Retail Class Plan to authorize payments by the Funds to the Distributor of a fee in connection with the distribution and servicing of its Retail Class shares at an annual rate of .25% of the Funds' average daily net assets, whether or not the Distributor spent all of such amount. Each Plan is subject to annual approval by the Board of Trustees and by the non-interested Trustees, by a vote cast in person at a meeting called for the purpose of voting on the applicable Plan. Each Plan is terminable with respect to the applicable Class at any time by a vote of a majority of the non-interested Trustees or by a vote of the holders of a majority of the shares of such class. Payments will be accrued daily and paid monthly or at such other intervals as the Board may determine and may be paid in advance of actual billing.


         Payments may be made by the Funds under the Retail Class Plan for the purpose of financing any activity primarily intended to result in the sale of the Retail Class shares of the Funds as determined by the Board of Trustees. Such activities typically include advertising, compensation for sales and sales marketing activities of the distributor and other banks, broker-dealers and service providers, shareholder account servicing, production and dissemination of prospectus and sales and marketing materials, and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Funds may finance without a plan of distribution, the Funds may also make payments to finance such activity outside of the Retail Class Plan and not be subject to its limitations.


         The Retail Class Plan of the Funds has been implemented by written agreements between the Funds and/or the Distributor and each person (including the Distributor) to which payments may be made. Administration of the Retail Class and Service Class Plan is regulated by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Trustees receive and review at least quarterly reports concerning the nature and qualification of expenses for which payments are made and that the Board of Trustees approve all agreements implementing the Retail Class and Service Class Plans and other requirements of Rule 12b-1.


         The Board of Trustees has approved implementation of the Retail 12b-1 Plan through the Advisory Agreements which provide for separate payments pursuant to a plan of distribution, and by having the Funds enter into a Distribution Agreement with the Distributor authorizing reimbursement of expenses (including overhead) incurred by the Distributor and its affiliates up to the .25% rate authorized by the Retail 12b-1 Plan. Distribution activities include, without limitation, advertising the Funds; compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of shares of the Funds, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel of any of them (including Westwood and its personnel) for providing services to shareholders of the Funds relating to their investment in the Funds, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses (including statements of additional information) of the Funds and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar direct and indirect expenses relating to any activity for which payment is authorized by the Board of Trustees; and the financing of any activity for which payment is authorized by the Board of Trustees. To the extent any of these payments is based on allocations by the Distributor, the Funds may be considered to be participating in joint distribution activities with other funds distributed by the Distributor. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Funds' Shares. In the unlikely event that a court were to find that these laws prevent such banks from providing the services described above, the Funds would seek alternative providers and expect that shareholders would not experience any disadvantage.


         For the year ended September 30, 1998, the Funds, with respect to the Service Class, incurred distribution costs and expenses of $13,716 for the Equity Fund and $82,646 for the Balanced Fund. There were no Service Class shares outstanding during the year ended September 30, 1998 for the Intermediate Bond Fund. For the year ended September 30, 1998, with respect to the Retail Class, distribution costs and expenses of $432,956, $16,251, $260,511, $3,136, $5,128 and $29,758 were incurred for the Equity Fund, Intermediate Bond Fund, Balanced Fund, Mighty Mites Fund, Realty Fund and SmallCap Equity Fund, respectively. During the fiscal year ended September 30, 1998, the Distributor paid total distribution expenses under the Retail Class and Service Class Plans of $1,054,400. Of this amount $54,900 was spent on advertising, $131,600 was spent on printing, postage and stationery, $109,500 on overhead support expenses, $243,100 on salaries of personnel of the Distributor and $117,000 on servicing fees.

EXPENSES AND EXPENSE INFORMATION. On October 11, 1996 the "National Securities Market Improvement Act of 1996" vested in the SEC exclusive authority for the registration or qualification of investment company offerings, thus preempting any state law expense limitation requirement, effective October 11, 1996. Notwithstanding, Gabelli Advisers, Inc. reimbursed the Equity Fund, SmallCap Fund, Intermediate Bond Fund, Mighty Mites Fund, Realty Fund and Balanced Fund in the amounts of $0, $46,468, $65,358, $30,816, $46,272 and $0 for the period ended September 30, 1998 for expenses in excess of its voluntary limitation of expenses.


                        PURCHASE AND REDEMPTION OF SHARES

         Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and each Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered in that shareholder's name, or by seeking other redress. If a Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make such Fund whole.

                        DETERMINATION OF NET ASSET VALUE

         The Funds value their portfolio securities in accordance with the procedures described in the Prospectus.


NYSE CLOSINGS. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                              SHAREHOLDER SERVICES

CORPORATE PENSION/PROFIT-SHARING AND PERSONAL RETIREMENT PLANS. The Funds make available to corporations a 401(k) Salary Reduction Plan. In addition, the Funds make available IRAs, including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts." New for 1998, the Funds also make available education IRAs. Education IRAs permit eligible individuals to contribute up to $500 per year per beneficiary under 18 years old. Distributions from an education IRA are generally excluded from income when used for qualified higher education expenses. Also new for 1998 is the Roth IRA. Unlike a traditional IRA, contributions to a Roth IRA are not deductible. However, distributions are generally excluded from income provided they occur at least five years after the creation of the IRA and are either after the individual reaches age 59-1/2, because of death or disability, or for first time home buyers' expenses. Plan support services are also available. For details contact the Distributor by calling toll free 1-800-GABELLI (1-800-422-3554). The Funds have the right to terminate any of these plans at any time giving proper notice to existing accounts.

         Investors who wish to purchase Fund shares in conjunction with an IRA, including a SEP-IRA, Roth IRA or education IRA may request from the Distributor forms for adoption of such plans. The Funds can also be used as vehicles for existing pension and profit-sharing plans.

         A fee may be charged by the entity acting as custodian for 401(k) Plans or IRAs, payment of which could require the liquidation of shares.

SHARES MAY BE PURCHASED IN CONNECTION WITH THESE PLANS ONLY BY DIRECT REMITTANCE TO THE ENTITY WHICH ACTS AS CUSTODIAN. PURCHASES FOR THESE PLANS MAY NOT BE MADE IN ADVANCE OF RECEIPT OF FUNDS.

         The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans, and SEP-IRAs, with more than one participant, is $1,000, with no minimum on subsequent purchases. The minimum initial investment for Distributor-sponsored IRAs, SEP-IRAs and Roth or education IRAs with only one participant is normally $750, with no minimum on subsequent purchases.

         The investor should read the Prototype Retirement Plan and the relevant form of custodial agreement for further details as to eligibility, service fees and tax implications, and should consult a tax advisor.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE
SECTION IN THE FUNDS' PROSPECTUS ENTITLED "DIVIDENDS, DISTRIBUTIONS AND TAXES."


         The Funds intend to continue to qualify to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain diversification of assets, source of income, and other requirements of the Code. By meeting these requirements, a Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends and distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will generally be taxed to shareholders as ordinary income. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid. In addition, any losses incurred in the taxable year subsequent to October 31, will be deferred to the next taxable year and used to reduce distributions in the subsequent year.


         Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.


         The Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, distribution of accumulated earnings or gain from the sale of stock of the PFIC (referred to as an "excess distribution") received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock.

         A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to stockholders. All excess distributions are taxable as ordinary income.


         A Fund may be able to elect alternative tax treatment with respect to PFIC stock it holds. One election that is currently available, provided the appropriate information is received from the PFIC, requires a Fund to generally include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.


         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income and loss with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to stockholders by a Fund that holds PFIC stock, which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Investors should consult their own tax advisors in this regard.

         Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. However, dividends received by a Fund that are attributable to foreign corporations will not be eligible for the dividends-received deduction, since that deduction is generally available only with respect to dividends paid by domestic corporations. In addition, the dividends-received deduction will be disallowed for shareholders who do not hold their shares in a Fund for at least 45 days during the 90 day period beginning 45 days before a share in the Fund becomes ex dividend with respect to such dividend.

         Distributions of net capital gains, if any, designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by the shareholder. All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

         Investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Distributions by a Fund reduce the net asset value of the Fund's shares, and if a distribution reduces the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital.

         Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Non-corporate shareholders are subject to tax at a maximum rate of 20% on capital gains resulting from the disposition of shares held for more than 12 months (10% if the taxpayer is, and would be after accounting for such gains, subject to the 15% tax bracket for ordinary income). However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, also be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.


         Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new Service Class shares of a Fund are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

         Certain of the options, futures contracts, and forward foreign currency exchange contracts in which certain of the Funds may invest are so-called "section 1256 contracts". With certain exceptions, realized gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders.


         A Fund may make one or more of the elections applicable to straddles available under the Code. In the event that the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined pursuant to the rules applicable to the election(s) made which may accelerate the recognition of gains or losses from the affected straddle positions.


         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. The Funds do not expect to be eligible to elect to allow shareholders to claim such foreign taxes or a credit against their U.S. tax liability.


         The Funds are required to report to the Internal Revenue Service ("IRS") all distributions to shareholders except in the case of certain exempt shareholders. Distributions by the Funds (rather than distributions to exempt shareholders) are generally subject to withholding of Federal income tax at a rate of 31% ("backup withholding") if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions (whether reinvested in additional shares or taken in cash) will be reduced by the amounts required to be withheld.

         The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes, and the treatment of distributions under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds, including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).


                             PERFORMANCE INFORMATION

THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE
SECTION IN THE FUNDS' PROSPECTUS ENTITLED "PERFORMANCE INFORMATION".

         The Funds may, from time to time, include their yield, effective yield and average annual total return in advertisements or reports to shareholders or prospective investors.

         Quotations of yield will be based on the investment income per share earned during a particular 30-day period, less expenses accrued during a period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:


                             YIELD = 2[(a-b + 1)6-1]
                                       cd


where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period. For the thirty day period ended September 30, 1998, the yield of the Intermediate Bond Fund was 4.99%.


         Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                P (1 + T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.


                                                             RATES OF TOTAL RETURN
                                                        FOR THE YEAR ENDED SEPTEMBER 30

                                       1998                           1997                             1996
                                       ----                           ----                             ----
                              RETAIL         SERVICE         RETAIL         SERVICE           RETAIL         SERVICE
                               CLASS          CLASS           CLASS          CLASS             CLASS          CLASS
                               -----          -----           -----          -----             -----          -----
Equity                          (1.4%)         (1.8%)         39.61%         33.75%             26.9%          26.3%
Balanced                         2.8%           2.6%          28.32%         22.91%             19.0%          18.8%
SmallCap Equity                (17.7%)          N/A            44.8%*          N/A               N/A            N/A
Intermediate Bond               10.2%           N/A           11.36%           N/A               4.5%           N/A
Mighty Mites                    (3.0%)**        N/A             N/A            N/A               N/A            N/A
Realty                         (10.5%)***       N/A             N/A            N/A               N/A            N/A

*        For the period from April 15, 1997 through September 30, 1997.
**       For the period from May 11, 1998 through September 30, 1998.
***      For the period from October 1, 1997 through September 30, 1998.





                           AVERAGE ANNUAL TOTAL RETURN


                                                      ONE YEAR       FIVE YEARS      TEN YEARS       LIFE OF FUND
                                                      --------       ----------      ---------       ------------
Equity -- Retail Class                                 (1.4%)           19.1%          15.4%             14.5%
Equity -- Service Class                                (5.7%)            N/A            N/A              16.8%
Balanced -- Retail Class                                2.8%            15.1%           N/A              14.3%
Balanced -- Service Class                              (1.5%)           13.8%           N/A              13.9%
SmallCap Equity -- Retail Class                       (17.7%)            N/A            N/A              12.8%
Mighty Mites - Retail Class                             N/A              N/A            N/A               N/A
Realty - Retail Class                                 (10.5%)            N/A            N/A             (10.5%)
Intermediate Bond -- Retail Class                      10.2%             6.1%           N/A               7.5%


         Quotations of yield and total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of the Funds' expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         In connection with communicating its yields or total return to current or prospective shareholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Composite Stock Index, the Dow Jones Industrial Average, the Russell 2000 Index, Lehman Brothers Corporate/Government Bond Index, National Association of REIT Index, or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and
(iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

                           INFORMATION ABOUT THE FUNDS

THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE
SECTION IN THE FUNDS' PROSPECTUS ENTITLED "GENERAL INFORMATION."

         The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest having a par value of $0.001 per share. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of beneficial interest. Pursuant to that authority, the Board of Trustees has authorized the issuance of six series representing six portfolios of the Trust (i.e., the Funds).

         Except as noted below, each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trust's Board of Trustees. In the event of the liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets belonging to that Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution.


         Each Fund is comprised of two classes of shares of beneficial interest -- "Retail Class" shares (formerly "Institutional Class") and "Service Class" shares. Retail Class shares and Service Class shares are identical in all respects, except that Service Class shares are subject to a sales load and bear higher expenses incurred in the distribution and marketing of such shares. These expenses are paid pursuant to the Rule 12b-1 Distribution Plan and Agreement described under "Investment Advisory and Other Services" in this Additional Statement.

         All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class or series is required by law or where the matter involved affects only one class or series. For example, shareholders of each Fund will vote separately by series on matters involving investment advisory contracts and shareholders of each Class will vote separately by class for matters involving the Rule 12b-1 Distribution Plan. As used in the Prospectus and in this Additional Statement, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting all of the Funds (e.g., election of Trustees and ratification of independent accountants), means the vote of a majority of each Fund's outstanding shares represented at a meeting. The term "majority", as defined by the Act when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or class (e.g., approval of investment advisory contracts or changing the fundamental policies of a Fund, or approving the Rule 12b-1 Distribution Plan and Agreement with respect to a class), means the vote of the lesser of (i) 67% of the shares of the Fund (or class) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund (or class). Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.


         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

         The Funds send annual and semi-annual financial statements to all of their shareholders.

           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                           AND INDEPENDENT ACCOUNTANTS

         The Bank of New York, 110 Washington Street, New York, New York 10286, acts as the Funds' custodian. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, acts as transfer agent for the Trust. Neither State Street Bank and Trust Company nor The Bank of New York takes any part in determining the investment policies of the Funds or which portfolio securities are to be purchased or sold by the Funds.

         Battle Fowler LLP, 75 East 55th Street, New York, New York 10022, passes upon certain legal matters in connection with the shares offered by the Funds and also acts as Counsel to the Funds.


         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the independent accountants for the Trust.
PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

                                    APPENDIX

         Descriptions of certain Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") corporate bond ratings:

S&P
AAA
Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA
Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A
Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB
Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C
Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

         Plus (+) or minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus designation to show relative standing within the major ratings categories.

MOODY'S
Aaa
Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds which are rated Aa are judged to be of higher quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A
Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa
Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

DESCRIPTION OF S&P AND MOODY'S COMMERCIAL PAPER RATINGS:

         The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

                              FINANCIAL STATEMENTS


         The audited financial statements for the Funds dated September 30, 1998 and the Report of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference to the Trust's Annual Report. The Annual Report is available upon request and without charge.

                           THE GABELLI WESTWOOD FUNDS

                            PART C: OTHER INFORMATION


Item 23. Financial Statements and Exhibits


(a)      FINANCIAL STATEMENTS:

Included in Part A:


THE GABELLI WESTWOOD FUNDS
Financial Highlights for each of the five years in the period ended September 30, 1998.

Included in Part B for all the Funds and incorporated by reference to the Funds' Annual Report dated September 30, 1998:

THE GABELLI WESTWOOD FUNDS
Portfolio of Investments -- September 30, 1998.
Statement of Assets and Liabilities -- September 30, 1998.
Statement of Operations -- year ended September 30, 1998.
Statement of Changes in Net Assets -- for the years ended September 30, 1997 and
  September 30, 1998.
Notes to Financial Statements.
Report of Independent Accountants dated November 11, 1998.


(b)      EXHIBITS:

(1) Registrant's Declaration of Trust and Amendments thereto are incorporated by reference to Exhibit 1 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 22, 1986.

(2) Registrant's By-Laws are incorporated by reference to Exhibit 2 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 22, 1986.

(3)      None.

(4) The specimen copy of a share certificate is incorporated by reference to Exhibit 4 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 22, 1986.

(5a) Revised form of Investment Advisory Agreement between the Registrant and Teton Advisers LLC incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on April 14, 1997.

(5b) Sub-Administration Contract with BISYS Fund Services for The Gabelli Westwood Funds incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on October 30, 1997.

(5c) The Form of Investment Sub-Advisory Agreement between Gabelli Advisers LLC and Westwood Management Corporation for the Gabelli Westwood SmallCap Equity Fund and Gabelli Westwood Realty Fund, incorporated by reference to Exhibit 5(c) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on April 14, 1997.


(5d) The Form of Investment Advisory Agreement between the Registrant on behalf of the Gabelli Westwood Mighty Mites(sm) Fund and Gabelli Advisers, LLC incorporated by reference to Exhibit 5(d) of Post Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on February 25, 1997.


(6) The Distribution Agreement between Gabelli & Company, Inc. and The Gabelli Westwood Funds, incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on January 31, 1995.

(7)      None.

(8a) The Amended and Restated Custody Agreement dated August 18, 1989 is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 29, 1990.

(9)      None.

(10a) Opinion of Baker & McKenzie, Trust Counsel, incorporated by reference to Exhibit 10(a) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on February 20, 1997.

(10b)    Consent of Battle Fowler LLP, Trust Counsel.*


(11)     Consent of PricewaterhouseCoopers LLP, Independent Accountants.*


(12)     None.

(13)     None.

(14)     None.

(15) Rule 12b-1 Distribution Plan and Agreement for The Gabelli Westwood Funds (Retail Class) incorporated by reference to Exhibit (15)(b) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on January 31, 1995.

-------------------------------------------------------------------------------

* Filed herewith.

(15a) Rule 12b-1 Distribution Plan and Agreement for The Gabelli Westwood Funds (Service Class) incorporated by reference to Exhibit (15)(b) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on January 31, 1995.

(16) Schedule for Computation of Performance Quotations -- the Gabelli Westwood Equity Fund is incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on January 20, 1998.

(17)     Not Applicable.

(18a) Power of Attorney is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 29, 1990 (following the signature page).

(18b) Certificate of Secretary is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 29, 1990.

(18c) Power of Attorney dated as of July 15, 1991 is incorporated by reference to Exhibit 16(c) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on July 19, 1991.

(18d) Power of Attorney dated as of November 27, 1991 is incorporated by reference to Exhibit 16(d) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on December 4, 1991.

(18e) Power of Attorney dated as of November 15, 1994 is incorporated by reference to Exhibit 16(f) of Post Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on January 31, 1995.

(18f) Power of Attorney dated as of November 18, 1997 is incorporated by reference to Exhibit 16(f) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on January 20, 1998.

(10) Report of Independent Accountants concerning the operation and control objectives and procedures relating to the calculation of the Funds' net asset values and dividends and distributions under the multi-class system, is incorporated by reference to Exhibit 16(e) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on January 31, 1995.


Item 24. Persons Controlled by or Under Common Control with Registrant


Not Applicable.

Item 25. Number of Holders of Securities
N/A

Item 26. Indemnification


The statement as to the general effect of any contract, arrangements or statute under which a trustee, officer, underwriter or affiliated person of the Registrant is indemnified is incorporated by reference to Item 27 of Part C of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 22, 1986.


Item 27. Business and Other Connections of the Investment Adviser

Gabelli Advisers, Inc. ("The Adviser"), a subsidiary of Gabelli Funds, Inc., serves as the Funds' investment adviser. The Adviser is a Delaware Corporation. The Adviser was formed in 1994 and prior to November 7, 1997, it was known as Teton Advisers LLC.

Westwood Management Corporation (the "Sub-Adviser") serves as the Funds' (with the exception of the Mighty Mites(sm) Fund) investment adviser. The Sub-Adviser is a registered investment adviser managing in excess of $1.7 billion in separate accounts, primarily corporate pension funds. The Sub-Adviser was formed in 1983.


Officers and Directors of Investment Adviser

Name and Position
with Investment Adviser                 Other Businesses:
-----------------------                 -----------------

Bruce N. Alpert                         Chief Operating Officer of Investment
President                               Advisory Division of Gabelli Funds, Inc.

Name and Position
with Investment Adviser                 Other Businesses:
-----------------------                 -----------------


Joseph R. Rindler                       Chairman of Gabelli Asset Management
Director                                Company, Inc.

John D. Gabelli                         Senior Vice President of Gabelli &
Director                                Company, Inc.


James E. McKee                          General Counsel of Gabelli Funds, Inc.
Secretary


Officers and Directors of Investment Sub-Adviser

Name and Position
with Investment Sub-Adviser             Other Businesses:
---------------------------             -----------------

Susan M. Byrne                          Director:
Director, President and Treasurer       Westwood Trust
                                        200 Crescent Court Suite 1300
                                        Dallas, TX

                                        Director: Southwest Securities Group
                                        1201 Elm Street, #3500
                                        Dallas, TX

Patricia Rice Fraze                     None
Director and
Executive Vice President

Lynda Jean Calkin                       None
Senior Vice President

Donald A. Buchholz                      Chairman, Director:
Director                                Southwest Securities Group
                                        1201 Elm Street, #3500
                                        Dallas, TX

                                        Director: Westwood Trust
                                        200 Crescent Court Suite 1300
                                        Dallas, TX

                                        Director: Southwest Investment Advisers,
                                        1201 Elm Street, #3500 Dallas, TX

Name and Position
with Investment Sub-Adviser             Other Businesses:
---------------------------             -----------------

Raymond E. Woolridge                    Vice Chairman:
Director                                Southwest Securities Group
                                        1201 Elm Street, #3500
                                        Dallas, TX

                                        Director:
                                        Westwood Trust
                                        200 Crescent Court Suite 1300
                                        Dallas, TX

                                        Chief Executive Officer:
                                        Southwest Investment Advisers,
                                        1201 Elm Street, #3500
                                        Dallas, TX

                                        Director:
                                        Brokers Transactions Services
                                        Preston Road, Dallas, TX

                                        Director:
                                        D.A. Davidson & Co.
                                        Great Falls, MT

David Glatstein                         Director, President and Chief Executive
Director                                Officer:
                                        Southwest Securities Group
                                        1201 Elm Street, #3500 Dallas, TX

Jacqueline Finley                       Subsidiary Accountant:
Secretary                               Southwest Securities, Inc.
                                        1201 Elm Street, #3500 Dallas, TX


Item 28. Principal Underwriter

(a) Gabelli & Company, Inc. or its affiliate, is Distributor for the Registrant, Gabelli Equity Series Funds, Inc., Gabelli Gold Fund, Inc., Gabelli Global Series Funds, Inc., Gabelli International Growth Fund, Inc., Gabelli Investor Funds, Inc., Gabelli Capital Asset Fund, Gabelli Asset Fund, Gabelli Growth Fund, Gabelli Value Fund, Inc.

(b)  Officers and Trustees*


Name and Principal                  Positions and Offices                       Positions and Offices
Business Address                    with Distributor                            with Registrant
----------------                    ----------------                            ---------------
Stephen G. Bondi                    Director, Vice President--Finance           None
James E. McKee                      Secretary                                   Secretary
Donald C. Jenkins                   Director                                    None
Walter K. Walsh                     Compliance Officer                          None
James G. Webster, III               Chairman and Director                       None



Item 29. Location of Accounts and Records


1.   The Bank of New York
     90 Washington Street
     New York, New York 10266


2.   Gabelli Advisers, Inc.
     One Corporate Center
     Rye, New York 10580


3.   Westwood Management Corporation
     300 Crescent Court, Suite 1320
     Dallas, TX 75201

4.   BISYS Fund Services, Inc.
     3435 Stelzer Rd., Suite 1000
     Columbus, OH 43219

5.   State Street Bank and Trust Company
     225 Franklin Street
     Boston, Massachusetts 02110


Item 30. Management Services


Not Applicable.


Item 31. Undertakings


(a) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the removal of a trustee if requested to do so by the holders of at least 10% of the Registrant's outstanding shares.

(b) Registrant undertakes to provide the support to shareholders specified in Section 16(c) of the 1940 Act as though that section applied to the Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Rye, and State of New York on the 30th day of November, 1998.




                                   THE GABELLI WESTWOOD FUNDS

                                   BY: Susan M. Byrne


                                       -----------------------------------------
                                       Susan M. Byrne
                                       President and Principal Executive Officer

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                          Title                              Date
---------                          -----                              ----
*SUSAN M. BYRNE                    Trustee, President and             November 30, 1998
-------------------                Principal Executive Officer
Susan M. Byrne

*ANTHONY J. COLAVITA               Trustee                            November 30, 1998
-------------------
Anthony J. Colavita

*JAMES P. CONN                     Trustee                            November 30, 1998
-------------------
James P. Conn

*WERNER ROEDER, M.D.               Trustee                            November 30, 1998
--------------------
Werner Roeder, M.D.

*KARL OTTO POHL                    Trustee                            November 30, 1998
--------------------
Karl Otto Pohl



BY:  /s/ BRUCE N. ALPERT
     -------------------
     Bruce N. Alpert
     Attorney-in-Fact





   * Pursuant to Power of Attorney filed as Exhibit 18(f) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, on January 20, 1998.